                                                                 EXHIBIT 10.10.3

                    PARTICIPATION AGREEMENT (TRLIII 2003-1B)

                          Dated as of November 12, 2003

                                      among

                         TRINITY RAIL LEASING III L.P.,

                                   as Lessee,

                         TRINITY RAIL LEASING TRUST II,

                       TRINITY INDUSTRIES LEASING COMPANY,

                                   as Manager,

                            TRINITY INDUSTRIES, INC.,

                     TRLIII 2003-1B RAILCAR STATUTORY TRUST,

                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                as Owner Trustee,

                         BANKERS COMMERCIAL CORPORATION,
                              as Owner Participant

                          AMBAC ASSURANCE CORPORATION,

                               as Policy Provider

                                       and

                            WILMINGTON TRUST COMPANY,
                  as Indenture Trustee and Pass Through Trustee

                           Tank Cars and Freight Cars

                                Table of Contents

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
SECTION 1.         DEFINITIONS; INTERPRETATION OF THIS AGREEMENT..........................................................     3

SECTION 2.         SALE AND PURCHASE; PARTICIPATION IN EQUIPMENT COST; CLOSING; TRANSACTION COSTS.........................     3
    Section 2.1    Sale and Purchase of Equipment.........................................................................     3
    Section 2.2    Participation in Equipment Cost........................................................................     4
    Section 2.3    Closing Date; Procedure for Participation..............................................................     4
    Section 2.4    Owner Participant's Instructions to the Owner Trustee; Satisfaction of Conditions......................     5
    Section 2.5    Expenses...............................................................................................     6
    Section 2.6    Calculation of Adjustments to Basic Rent, Stipulated Loss Value and Termination Value; Confirmation and
                   Verification...........................................................................................     9
    Section 2.7    Postponement of Closing Date...........................................................................    11

SECTION 3.         REPRESENTATIONS AND WARRANTIES.........................................................................    13
    Section 3.1    Representations and Warranties of the Trust Company....................................................    13
    Section 3.2    Representations and Warranties of the Lessee...........................................................    15
    Section 3.3    Representations and Warranties of the Indenture Trustee................................................    23
    Section 3.4    Representations, Warranties and Covenants Regarding Beneficial Interest, Equipment Note and Pass Through
                   Certificates...........................................................................................    24
    Section 3.5    Representations and Warranties of the Owner Participant................................................    26
    Section 3.6    Representations and Warranties of TILC.................................................................    27
    Section 3.7    Representations and Warranties of TRLTII...............................................................    32
    Section 3.8    Representations and Warranties of the Pass Through Trustee.............................................    33
    Section 3.9    Representations and Warranties of Trinity..............................................................    34
    Section 3.10   Representations and Warranties of the Policy Provider..................................................    36
    Section 3.11   Opinion Acknowledgment.................................................................................    36

SECTION 4.         CLOSING CONDITIONS.....................................................................................    36
    Section 4.1    Conditions Precedent to Investment by Each Participant.................................................    36
    Section 4.2    Additional Conditions Precedent to Investment by the Loan Participant..................................    43
    Section 4.3    Additional Conditions Precedent to Investment by the Owner Participant.................................    43
    Section 4.4    Conditions Precedent to the Obligation of TRLTII and the Lessee........................................    44

SECTION 5.         FINANCIAL AND OTHER REPORTS OF THE LESSEE, TILC AND TRINITY............................................    46

SECTION 6.         CERTAIN COVENANTS OF THE PARTICIPANTS, THE TRUSTEES AND THE LESSEE.....................................    47
    Section 6.1    Restrictions on Transfer of Beneficial Interest........................................................    47
    Section 6.2    Lessor's Liens Attributable to the Owner Participant...................................................    50

                               Table of Contents
                                  (continued)

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                                                                                                                           ----
    Section 6.3    Lessor's Liens Attributable to Trust Company..........................................................   50
    Section 6.4    Liens Created by the Indenture Trustee and the Loan Participant.......................................   50
    Section 6.5    Covenants of Owner Trustee, Owner Participant and Indenture Trustee...................................   51
    Section 6.6    Information...........................................................................................   52
    Section 6.7    Certain Representations, Warranties and Covenants.....................................................   52
    Section 6.8    Covenants of the Manager..............................................................................   52
    Section 6.9    Lessee's Purchase in Certain Circumstances............................................................   52
    Section 6.10   Owner Participant as Affiliate of Lessee..............................................................   54
    Section 6.11   Records; U.S. Income Tax Information..................................................................   54
    Section 6.12   Mexico Filings........................................................................................   54
    Section 6.13   Certain Releases......................................................................................   56
                   "Release Party" means any of Fleet National Bank, The Toronto-Dominion
                   Bank and Pembina Pipeline Corporation.................................................................   58

SECTION 7.         LESSEE'S INDEMNITIES..................................................................................   58
    Section 7.1    General Tax Indemnity.................................................................................   58
    Section 7.2    General Indemnification...............................................................................   69
    Section 7.3    Indemnification by TILC...............................................................................   75

SECTION 8.         LESSEE'S RIGHT OF QUIET ENJOYMENT.....................................................................   77

SECTION 9.         SUCCESSOR INDENTURE TRUSTEE...........................................................................   78

SECTION 10.        MISCELLANEOUS.........................................................................................   78
    Section 10.1   Consents..............................................................................................   78
    Section 10.2   Refinancing...........................................................................................   78
    Section 10.3   Amendments and Waivers................................................................................   80
    Section 10.4   Notices...............................................................................................   80
    Section 10.5   Survival..............................................................................................   82
    Section 10.6   No Guarantee of Residual Value or Debt................................................................   83
    Section 10.7   Successors and Assigns................................................................................   83
    Section 10.8   Business Day..........................................................................................   83
    Section 10.9   GOVERNING LAW.........................................................................................   83
    Section 10.10  Severability..........................................................................................   83
    Section 10.11  Counterparts..........................................................................................   84
    Section 10.12  Headings and Table of Contents........................................................................   84
    Section 10.13  Limitations of Liability; Extent of Interest..........................................................   84
    Section 10.14  Maintenance of Non-Recourse Debt......................................................................   85
    Section 10.15  Ownership of and Rights in Units and Pledged Units....................................................   85
    Section 10.16  No Petition...........................................................................................   86
    Section 10.17  Consent To Jurisdiction...............................................................................   86
    Section 10.18  WAIVER OF JURY TRIAL..................................................................................   87
    Section 10.19  No Partnership Created................................................................................   87

                                Table of Contents
                                  (continued)

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    Section 10.20  Amendments to Operative Agreements That Are Not Lessee Agreements.....................................   87
    Section 10.21  Acknowledgment of Confidentiality Provisions in Subleases.............................................   87

SECTION 11.        LIMITED GUARANTY......................................................................................   87
    Section 11.1   Limited Guaranty......................................................................................   87
    Section 11.2   Guaranty Unconditional................................................................................   88
    Section 11.3   Discharge Only Upon Payment and Performance in Full; Reinstatement in Certain Circumstances...........   90
    Section 11.4   Waiver by Trinity.....................................................................................   90
    Section 11.5   Subrogation...........................................................................................   91
    Section 11.6   Payments..............................................................................................   91
    Section 11.7   Withholding Taxes.....................................................................................   91

                             EXHIBITS AND SCHEDULES

Exhibit A-1   --   Form of Certificate of Insurance Broker Confirming Insurance Coverage (Primary Liability)
Exhibit A-2   --   Form of Certificate of Insurance Broker Confirming Insurance Coverage (Excess Liability)
Exhibit B-1   --   Insurance Requirements as to Public Liability Insurance
Exhibit B-2   --   Insurance Requirements as to Physical Damage Insurance
Exhibit C     --   Form of Transfer Agreement
Exhibit D     --   Form of Notice of Assignment of Sublease
Exhibit E-1   --   Form of Winston & Strawn LLP Opinion
Exhibit E-2   --   Form of Trinity Rail Leasing III L.P. and Trinity Industries Leasing Company Opinion
Exhibit E-3   --   Form of Shipman and Goodwin LLP Opinion
Exhibit E-4   --   Form of Simpson Thacher & Bartlett LLP Opinion
Exhibit E-5   --   Form of Owner Participant in-house counsel Opinion
Exhibit E-6   --   Form of Morris, James, Hitchens & Williams LLP Opinion, as special counsel for the Indenture Trustee,
                   Collateral Agent and Pass Through Trustee
Exhibit E-7   --   Form of Alvord & Alvord Opinion
Exhibit E-8   --   Form of Blake Cassels Opinion
Exhibit E-9   --   Form of Policy Provider in-house counsel Opinion
Exhibit E-10  --   Form of Haynes & Boone, LLP Opinion
Exhibit F     --   Form of Officer's Solvency Certificate
Exhibit G     --   Tax Shelter Registration Form
Schedule 1-A  --   Description of Equipment, Designation of Basic Groups, Designation of Functional Groups and Equipment
                   Cost
Schedule 1-B       Description of Pledged Equipment
Schedule 1-C  --   List of Existing Subleases
Schedule 1-D       List of Existing Pledged Equipment Leases
Schedule 2    --   Commitment Percentage and Payment Information for Participants
Schedule 3-A  --   Schedule of Basic Rent Payments
Schedule 3-B  --   Basic Rent Allocation Schedule
Schedule 4-A  --   Schedule of Stipulated Loss Value and Termination Value
Schedule 4-B  --   Termination Amount Schedule
Schedule 5    --   Terms of Equipment Note
Schedule 6    --   Purchase Information
Schedule 7-A  --   List of Units with Bolster Repairs Completed
Schedule 7-B  --   List of Units with Bolster Repairs Not Completed
Schedule 8-A  --   List of Units Subject to a Purchase Option
Schedule 8-B  --   List of Units Subject to a Purchase Option Not for Fair Market Value
Schedule 9    --   Permitted Liens
Schedule 10   --   List of Subleases and Pledged Equipment Leases Not in Conformity with Permitted Sublease Definition

                    PARTICIPATION AGREEMENT (TRLIII 2003-1B)

      This PARTICIPATION AGREEMENT (TRLIII 2003-1B), dated as of November 12, 2003 (this "Agreement"), is by and among (i) Trinity Rail Leasing III L.P., a Texas limited partnership (together with its permitted successors and assigns, the "Lessee" or the "Partnership"), (ii) Trinity Rail Leasing Trust II, a Delaware statutory trust ("TLRTII"), (iii) Trinity Industries Leasing Company, a Delaware corporation ("TILC"), (iv) Trinity Industries, Inc., a Delaware corporation ("Trinity"), (v) TRLIII 2003-1B Railcar Statutory Trust, a Delaware statutory trust (the "Trust"), (vi) U.S. Bank Trust National Association, ("Trust Company"), not in its individual capacity except as expressly provided herein but solely as trustee (together with its permitted successors and assigns, the "Owner Trustee") under the Trust Agreement (such term and other defined terms used herein shall have the meanings assigned thereto in Section 1 below), (vi) Bankers Commercial Corporation, a California corporation (together with its permitted successors and assigns, the "Owner Participant"), (vii) Ambac Assurance Corporation, a Wisconsin stock insurance corporation, and (viii) Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity except as expressly provided herein but solely as pass through trustee under the Pass Through Trust Agreement (in such capacity, together with its permitted successors and assigns, the "Pass Through Trustee" or the "Loan Participant"), and as trustee under the Indenture (in such capacity, together with its permitted successors and assigns, the "Indenture Trustee"). The Owner Participant and the Loan Participant are sometimes hereinafter referred to collectively as the "Participants."

                                   WITNESSETH:

      WHEREAS, on or prior to the date hereof, the Owner Participant and the Trust Company have entered into the Trust Agreement pursuant to which the Owner Trustee has agreed, among other things, to hold the Trust Estate for the benefit of the Owner Participant thereunder on the terms specified in the Trust Agreement, subject, however, to the Lien created under the Indenture and, subject to the terms and conditions hereof, (i) to purchase from the Lessee on the Closing Date the Equipment described in Schedule 1-A hereto and (ii) to acquire Equipment from time to time in connection with the substitution or replacement of Units in accordance with the Lease and, in each case, to lease such Equipment to the Lessee concurrently with such purchase or acquisition;

      WHEREAS, on or prior to the date hereof and pursuant to the Pass Through Trust Agreement a grantor trust was created to facilitate the financing contemplated hereby;

      WHEREAS, on the Closing Date, the Trust and the Indenture Trustee will enter into the Indenture, pursuant to which the Trust will agree, among other things, to borrow from the Loan Participant the loan in an amount not to exceed the lesser of $78,049,651 and 80% of the Total Equipment Cost in connection with the financing of the Total Equipment Cost and to issue to the Loan Participant the Equipment Note as evidence of such loan;

      WHEREAS, TRLTII, an indirect wholly-owned subsidiary of TILC, will on the Closing Date, pursuant to the Transfer and Assignment Agreement (i) sell to the Lessee all of TRLTII's right, title and interest in and to the Equipment described on Schedule 1-A hereto and (ii) assign and transfer to the Lessee all of TILTII's right, title and interest in and to any Existing Equipment Subleases;

      WHEREAS TRLTII will, on the Closing Date, pursuant to the Pledged Equipment Transfer and Assignment Agreement (i) sell to the Partnership all of TRLTII's right, title and interest in and to the Pledged Equipment and (ii) assign and transfer to the Partnership all of TRLTII's right, title and interest in and to any Existing Pledged Equipment Leases;

      WHEREAS, pursuant to the terms of the Trust Agreement, the Owner Participant has authorized and directed the Owner Trustee to, on behalf of the Trust, and the Trust will, among other things (and subject to the terms and conditions of the Operative Agreements), (i) purchase the Equipment described in
Schedule 1-A hereto from the Lessee and accept delivery from the Lessee of the Bill of Sale evidencing the purchase and transfer of title of each Unit to the Trust, (ii) acquire Equipment from time to time in connection with the substitution or replacement of Units in accordance with the Lease, (iii) own the Equipment described in Schedule 1-A hereto as provided in the Operative Agreements, (iv) accept pursuant to the Assignment the assignment and transfer from the Lessee of all Lessee's right, title and interest in and to the Existing Equipment Subleases and (v) execute and deliver the Lease, pursuant to which, subject to the terms and conditions set forth therein, the Trust agrees to lease to the Lessee, and the Lessee agrees to lease from the Trust, each Unit to be delivered on the Closing Date, such lease to be evidenced by the execution and delivery of the Lease Supplement covering such Units;

      WHEREAS, concurrently with the execution and delivery of this Agreement, the Lessee, TILC, the Trust, the Owner Trustee, the Indenture Trustee and the Collateral Agent have entered into the Collateral Agency Agreement, pursuant to which the Lessee will agree, among other things, to grant to the Collateral Agent for the security and the benefit of the Owner Trust and the other Beneficiaries (as defined therein) a security interest in the Collateral (including the Subleases and Pledged Equipment Leases) to secure the performance by the Lessee of its obligations under the Partnership Documents and Operative Agreements (including the Lease) to which the Lessee is a party;

      WHEREAS, pursuant to the terms of the Trust Agreement, the Owner Participant has authorized and directed the Owner Trustee to, on behalf of the Trust, and the Trust will, among other things (and subject to the terms and conditions of the Operative Agreements), grant to the Indenture Trustee under the Indenture for the security and the benefit of the holder of the Equipment Note a security interest in the Indenture Estate;

      WHEREAS, concurrently with the execution and delivery of this Agreement, Lessee, TILC and the Owner Participant (or an Affiliate of the Owner Participant) will enter into the Tax Indemnity Agreement;

           WHEREAS, the proceeds from the sale of the Equipment Note to the Loan Participant will be applied, together with the equity contribution made by the Owner Participant in an amount not less than 20% of the Total Equipment Cost pursuant to this Agreement and the Trust Agreement, to effect the purchase of the Equipment described on Schedule 1-A hereto by the Trust from the Lessee as contemplated hereby;

      WHEREAS, on or prior to the Closing Date, the Partner made capital contributions to the Lessee in accordance with the Partnership Agreement and on the Closing Date all of the proceeds of such capital contributions will be applied (i) to effect the purchase of the Pledged Equipment by the Lessee from TRLTII as contemplated hereby and (ii) to fund certain reserve accounts of the Lessee as contemplated hereby and by the Collateral Agency Agreement;

      WHEREAS, concurrently with the execution and delivery of this Agreement, the Lessee and TILC have entered into the Management Agreement, pursuant to which TILC will provide management services with respect to the Equipment, the Pledged Equipment, the Subleases and the Pledged Equipment Leases;

      WHEREAS, concurrently with the execution and delivery of this Agreement, the Lessee and TILC have entered into the Insurance Agreement, pursuant to which TILC will provide services to the Lessee in connection with obtaining, managing and maintaining insurance with respect to the Equipment and the Pledged Equipment required under the Operative Agreements; and

      WHEREAS, concurrently with the execution and delivery of this Agreement, the Lessee, the General Partner, the Limited Partner and TILC have entered into the Administrative Services Agreement, pursuant to which TILC will provide certain administrative services with respect to the Partnership, the General Partner and the Limited Partner.

      NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS; INTERPRETATION OF THIS AGREEMENT.

      Unless otherwise defined herein or unless the context shall otherwise require, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Appendix A to the Equipment Lease Agreement (TRLIII 2003-1B), dated as of November 12, 2003, between the Trust and the Lessee. Unless otherwise indicated, all references herein to Sections, Schedules and Exhibits refer to Sections, Schedules and Exhibits of this Agreement.

SECTION 2. SALE AND PURCHASE; PARTICIPATION IN EQUIPMENT COST; CLOSING;
           TRANSACTION COSTS.

      Section 2.1 Sale and Purchase of Equipment. Subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, the Lessee agrees to sell to the Trust, and the Trust agrees to purchase from the Lessee, on the Closing Date and immediately following consummation of the transactions described in the third and fourth recital clauses above, the Equipment described in Schedule 1-A, and, in connection therewith, the Trust agrees to pay to the Lessee the cost for each Unit as specified in Schedule 1-A. On the Closing Date, the Lessee shall deliver each Unit described on Schedule 1-A to the Trust, and the Trust shall accept such delivery.

      Section 2.2 Participation in Equipment Cost.

            (a) Equity Participation. On the Closing Date, subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, the Owner Participant agrees to participate in the payment of the Total Equipment Cost for the Units delivered on the Closing Date by making an equity investment in the beneficial ownership of such Units in the amount equal to the product of the Total Equipment Cost for such Units delivered on the Closing Date and the percentage (not less than 20%) set forth opposite the Owner Participant's name in Schedule 2 (the "Owner Participant's Commitment"). The aggregate amount of the Owner Participant's Commitment plus the aggregate amount of Transaction Costs payable by the Owner Participant shall not exceed the sum of (x) the Owner Participant's Commitment and (y) 3.00% of the Total Equipment Cost. The Owner Participant's Commitment shall be paid to the Indenture Trustee to be held (but not as part of the Indenture Estate) and applied on behalf of the Owner Trustee toward payment of the Total Equipment Cost as provided in
Section 2.3.

            (b) Debt Participation. On the Closing Date, subject to the terms and conditions hereof and on the basis of the representations and warranties set forth herein, the Loan Participant agrees to participate in the payment of the Total Equipment Cost for the Units delivered on the Closing Date by making a secured loan, not from its own funds but solely from the Consideration (as defined in the Pass Through Trust Agreement) received by it from the sale of the Pass Through Trust Certificates, to be evidenced by the Equipment Note, to the Trust, in the amount equal to the product of the Total Equipment Cost for the Units delivered on the Closing Date and the percentage (not in excess of 80%) set forth opposite the Loan Participant's name in Schedule 2 (the "Loan Participant's Commitment"). The Equipment Note shall bear interest at the Debt Rate.

      Section 2.3 Closing Date; Procedure for Participation.

            (a) Notice of Closing Date. Not later than three Business Days prior to the Closing Date (or such lesser notice as may be agreed upon by the Lessee, the Owner Participant and the Loan Participant), the Lessee shall give the Owner Participant, the Indenture Trustee, the Trust, the Owner Trustee, the Policy Provider and the Loan Participant a notice (a "Notice of Delivery") by facsimile or other form of telecommunication or telephone (to be promptly confirmed in writing) of the Closing Date, which Notice of Delivery shall specify in reasonable detail the number and type of Units to be delivered on such date, the Total Equipment Cost of such Units, and the respective amounts of the Owner Participant's Commitment and the Loan Participant's Commitment required to be paid with respect to the Units. Prior to 11:00 a.m., Chicago time, on the Closing Date, subject to the satisfaction (or waiver) of the respective conditions specified in Section 4, the Owner Participant shall make the amount of the Owner Participant's Commitment required to be paid on the Closing Date available to the Indenture Trustee, and immediately prior to the delivery and acceptance of the Units as specified in Section 2.3(b), the Loan Participant shall make the amount of the Loan Participant's Commitment for the Total Equipment Cost required to be paid on the Closing Date available to the Indenture Trustee, in either case, by transferring or delivering such amounts, in funds immediately available on the Closing Date, to the Indenture Trustee, either directly to, or for deposit in, the Indenture Trustee's account at Wilmington Trust Company, ABA No. 031100092, Att.: Mary St. Amand, Account

63640-0. The making available by the Owner Participant of the amount of the Owner Participant's Commitment for the Total Equipment Cost shall be deemed a waiver of the Notice of Delivery by the Owner Participant and the Trust. The making available by the Loan Participant of the amount of the Loan Participant's Commitment for the Total Equipment Cost shall be deemed a waiver of the Notice of Delivery by the Loan Participant and the Indenture Trustee.

            (b) Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place on or before 2:00 p.m., Chicago time, on the Closing Date at the Chicago offices of Winston & Strawn LLP, or at such other place or time as the parties hereto shall agree. Upon receipt by the Indenture Trustee on the Closing Date of the full amount of the Owner Participant's Commitment and the Loan Participant's Commitment in respect of the Units delivered on the Closing Date, TILC shall cause TRLTII pursuant to the Transfer and Assignment Agreement to deliver the Units described on Schedule 1-A hereto to the Lessee by delivery of the TRLTII Bill of Sale and shall make an assignment of the Existing Equipment Subleases to the Lessee by delivery of the TRLTII Assignment, and immediately thereafter, (i) the Indenture Trustee, on behalf of the Trust, shall, subject to the conditions set forth in Sections 4.1,
4.2 and 4.3 having been fulfilled to the satisfaction of the applicable Participants or waived by the applicable Participants, pay to the Lessee from the funds then held by it, in immediately available funds, an amount equal to the Total Equipment Cost for the Units delivered on the Closing Date, (ii) the Lessee shall pay to TRLTII pursuant to the Transfer and Assignment Agreement an amount equal to the Total Equipment Cost for the Units delivered on the Closing Date, (iii) the Lessee shall deliver the Units described on Schedule 1-A hereto to the trust by delivery of the Bill of Sale, (iv) the Trust shall, pursuant to the Lease, lease and deliver the Units listed on Schedule 1-A hereto to the Lessee, and the Lessee, pursuant to the Lease, shall accept delivery of the Units described on Schedule 1-A hereto under the Lease, and such lease, delivery and acceptance of such Units under the Lease shall be conclusively evidenced by the execution and delivery by the Lessee and the Trust of the Lease Supplement covering the Equipment so delivered as described in Schedule 1-A and (v) the Trust shall execute (and the Indenture Trustee shall authenticate) and deliver the Equipment Note relating to such Lease Supplement to the Loan Participant. Concurrently with the transactions described immediately above, TRLTII shall pursuant to the Pledged Equipment Transfer and Assignment Agreement sell the Pledged Units described on Schedule 1-B hereto to the Lessee by delivery of the Pledged Equipment Bill of Sale and shall make an assignment of the Existing Pledged Equipment Leases to the Lessee by delivery of the TRLTII Pledged Equipment Assignment. Each of the Lessee, the Owner Participant, the Trust, the Owner Trustee, TILC, the Loan Participant and the Indenture Trustee hereby agrees to take all actions required to be taken by it in connection with the Closing as contemplated by this Section 2.3(b).

      Section 2.4 Owner Participant's Instructions to the Owner Trustee; Satisfaction of Conditions.

            (a) The Owner Participant agrees that the making available to the Indenture Trustee of the amount of the Owner Participant's Commitment for the Units delivered on the Closing Date in accordance with the terms of this Section 2 shall constitute, without further act, authorization and direction by the Owner Participant to the Owner Trustee, subject, on the Closing Date, to the conditions set forth in Sections 4.1 and 4.3 having been fulfilled to the satisfaction of the Owner Participant or waived by the Owner Participant, to take the actions specified in Section 2.04 of the Trust Agreement with respect to the Units on the Closing Date.

            (b) The Owner Participant agrees that the authorization by the Owner Participant or its counsel to the Indenture Trustee to release to the Lessee the Owner Participant's Commitment with respect to the Units delivered on the Closing Date shall constitute, without further act, notice and confirmation that all conditions to closing set forth in Sections 4.1 and 4.3 were either met to the satisfaction of the Owner Participant or, if not so met, were waived by the Owner Participant.

            (c) The Loan Participant agrees that the authorization by the Loan Participant or its counsel to the Indenture Trustee to release to the Lessee the Loan Participant's Commitment with respect to the Units delivered on the Closing Date shall constitute, without further act, notice and confirmation that all conditions to closing set forth in Sections 4.1 and 4.2 were either met to the satisfaction of the Loan Participant or, if not so met, were waived by the Loan Participant.

      Section 2.5 Expenses.

            (a) If the Owner Participant shall have made its investment provided for in Section 2.2 and the transactions contemplated by this Agreement are consummated, either the Owner Participant will promptly pay, or the Trust will promptly pay, with funds the Owner Participant hereby agrees to pay (which, together with the Owner Participant's Commitment, shall not exceed the amount set forth in the second sentence of Section 2.2(a)) to the Trust, the following (collectively referred to as the "Transaction Costs") if evidenced by an invoice delivered to the Owner Participant within four (4) months after the Closing Date and approved by the Lessee and the Owner Participant (such approval not to be unreasonably withheld or delayed):

                  (i) the cost of reproducing, printing and filing the Operative Agreements, the Equipment Note, the Pass Through Documents and all amendments and supplements to the foregoing, including all costs and fees in connection with the initial filing and recording of the Lease, the Indenture and any other document required to be filed or recorded pursuant to the provisions hereof or of any other Operative Agreement and the fees and expenses of the Rating Agency in connection with the rating of the Pass Through Certificates;

                  (ii) the reasonable out-of-pocket expenses of the Owner Participant and the reasonable fees and expenses of Simpson Thacher & Bartlett LLP, special counsel for the Owner Participant, plus disbursements, for their services rendered in connection with the negotiation, execution and delivery of this Agreement and the other Operative Agreements;

                  (iii) the initial fees and reasonable out-of-pocket expenses of the Collateral Agent and the reasonable fees and expenses of Morris, James, Hitchens & Williams LLP, special counsel for the Collateral Agent, for their services rendered in connection with the negotiation, execution and delivery of the Operative Agreements;

                  (iv) the reasonable out-of-pocket expenses of the Policy Provider and the reasonable fees and expenses of Jones Day, special counsel for the Policy Provider, for their services rendered in connection with the negotiation, execution and delivery of this Agreement and the other Operative Agreements (which amounts shall be paid by or on behalf of the Lessee on the Closing Date);

                  (v) the reasonable fees and expenses of Winston & Strawn LLP, special counsel for TILC, the Lessee and TRLTII, for their services rendered in connection with the preparation of documentation, negotiation, execution and delivery of this Agreement and the other Operative Agreements;

                  (vi) the reasonable fees and expenses of Mayer, Brown, Rowe & Maw LLP, special counsel for the Initial Purchasers, for their services rendered in connection with the preparation of documentation, negotiation, execution and delivery of the Pass Through Documents, this Agreement and the other Operative Agreements;

                  (vii) the reasonable fees and expenses of (x) Alvord & Alvord, special STB counsel and (y) Blake, Cassels & Graydon LLP, special Canadian rail counsel;

                  (viii) the reasonable fees and expenses of Shipman & Goodwin, LLP, special counsel for the Owner Trustee, for their services rendered in connection with the negotiation, execution and delivery of this Agreement and the other Operative Agreements;

                  (ix) the reasonable fees and expenses of Morris, James, Hitchens & Williams LLP, special counsel for the Indenture Trustee and the Pass Through Trustee, for their services rendered in connection with the negotiation, execution and delivery of the Pass Through Documents, this Agreement and the other Operative Agreements;

                  (x) the reasonable fees and expenses of Deloitte & Touche LLP for their services rendered in connection with delivering the letter referred to in Section 4.1(aa);

                  (xi) the reasonable fees and expenses payable to the Arrangers for their services rendered as advisor to the Lessee;

                  (xii) the initial fees and reasonable out-of-pocket expenses of the Owner Trustee and the Trust;

                  (xiii) the initial fees and reasonable out-of-pocket expenses of the Indenture Trustee;

                  (xiv) the initial fees and reasonable out-of-pocket expenses of the Pass Through Trustee;

                  (xv) the reasonable fees of RailSolutions, Inc. (which fees shall in no event exceed $20,000 in the aggregate in respect of the amounts payable hereunder), plus disbursements, for their services rendered in connection with delivering the Appraisal required by Section 4.3(a) and for other consulting services (which amounts, to the extent they are obligations of the Policy Provider, shall be paid by or on behalf of the Lessee on the Closing
Date);

                  (xvi) the reasonable fees of S&P and Moody's for their services rendered in connection with the negotiation, execution and delivery of this Agreement and the other Operative Agreements;

                  (xvii) the costs incurred in connection with any adjustment pursuant to Section 2.6(a);

                  (xviii) all costs and fees in connection with the qualification of the Pass Through Certificates under federal or state securities laws or Blue Sky laws in accordance with the provisions of the Certificate Purchase Agreement;

                  (xix) the reasonable fees and expenses of Dexia Global Structured Finance, LLC, the advisor to the Owner Participant, as set forth in the letter dated September 11, 2003 from Dexia Global Structured Finance, LLC to the Owner Participant; and

                  (xx) the reasonable fees and expenses of Locke Liddell & Sapp LLP, special Texas counsel to the Owner Participant.

            Except as expressly provided above, Transaction Costs shall not include internal costs and expenses such as salaries and overhead of whatsoever kind or nature of, or costs incurred by, parties to this Agreement pursuant to arrangements with third parties for services (other than those expressly referred to above).

            (b) Upon the consummation of the transactions contemplated by this Agreement, the Lessee agrees to be responsible for, and will pay when due as Supplemental Rent: (i) the reasonable expenses (including reasonable legal fees and expenses) of the Trust, the Owner Trustee, the Indenture Trustee, the Participants and the Policy Provider incurred subsequent to the delivery of the Equipment on the Closing Date, in connection with any supplements, amendments, modifications, alterations, waivers or consents (whether or not consummated) of any of the Operative Agreements which are either (1) requested by the Lessee or
(2) required by any applicable law or regulation (other than laws or regulations solely relating to the business of the Lessor, the Indenture Trustee, the Trust Company, the Pass Through Trustee, the Initial Purchasers, the Collateral Agent or any Participant) or (3) entered into in connection with, or as a result of, a Lease Default or (4) required pursuant to the terms of the Operative Agreements (including such reasonable expenses incurred in connection with any adjustment pursuant to Section 2.6), (ii) the ongoing fees of the Owner Trustee under the Trust Agreement, (iii) the ongoing fees of the Indenture Trustee under the Operative Agreements, (iv) the ongoing fees of the Collateral Agent under the Collateral Agency Agreement, (v) the ongoing fees of the Pass Through Trustee under the Pass Through Trust Agreement and (vi) the ongoing fees of each Rating Agency; provided that following the occurrence of the "Closing Date" under the Other Participation Agreement, the fees referred to in clauses (iv) and (v) immediately above shall be allocated between the transactions contemplated hereby and the transactions contemplated by the Other Participation Agreement on a pro rata basis based on the aggregate commitments of the Participants hereunder as compared with the aggregate commitments of the participants under the Other Participation Agreement.

            Notwithstanding the foregoing provisions of this Section 2.5, the Lessee shall have no liability for (i) any costs or expenses relating to any voluntary transfer of the Owner Participant's interest in the Equipment pursuant to Section 6.1 other than during the continuance of a Lease Event of Default and no such costs or expenses shall constitute Transaction Costs, (ii) any costs or expenses relating to any voluntary transfer of any Loan Participant's interest in the Equipment Note (other than any such transfer to the Policy Provider in accordance with the Policy Provider Insurance and Indemnity Agreement) and (iii) any costs or expenses relating to any voluntary transfer of any Certificate holder's interest in the Pass Through Certificates (other than any such transfer to the Policy Provider in accordance with the Policy Provider Insurance and Indemnity Agreement), and in each case no such costs or expenses shall constitute Transaction Costs.

            (c) To the extent Transaction Costs exceed 3.00% of the Total Equipment Cost, Lessee shall pay such excess Transaction Costs. For purposes of
Section 2.5, the Transaction Costs described in Sections 2.5(a)(ii), (a)(iv),
(a)(vii), (a)(x), (a)(xv), (a)(xix) and (a)(xx) shall be paid first before other Transaction Costs, and such other Transaction Costs shall not be paid or reimbursed by Lessor to the extent total Transaction Costs exceed 3.00% of the Total Equipment Cost less $200,000 until four (4) months after the Closing Date.

      Section 2.6 Calculation of Adjustments to Basic Rent, Stipulated Loss Value and Termination Value; Confirmation and Verification.

            (a) Calculation of Adjustments. In the event that (A) the Closing Date is other than November 12, 2003, (B) the actual interest rate on the Equipment Note is different from the Debt Rate or the amortization of the Equipment Note is different from that set forth on Schedule 5, (C) a refinancing contemplated by Section 10.2 occurs, (D) the actual aggregate Equipment Cost or composition of the Units is different from that set forth on Schedule 1-A, (E) the actual aggregate amount of Transaction Costs paid pursuant to Section 2.5(a) is other than an amount equal to 3.00% of the Total Equipment Cost, or (F) there is any proposed or actual change in the Code or in the regulations promulgated thereunder or other administrative pronouncement, which change is enacted or effective after the execution of this Agreement and prior to the Closing Date (provided that the Owner Participant or the Lessee, as the case may be, shall have provided notice to the other prior to the Closing Date), and which change alters or eliminates any tax assumption used in calculating Basic Rent, Stipulated Loss Values, Stipulated Loss Amounts, Termination Values, Termination Amounts or Early Purchase Price, then, in each such case, the Owner Participant shall recalculate the payments or amounts, as the case may be, of Basic Rent, Stipulated Loss Values, Stipulated Loss Amounts, Termination Values, Termination Amounts and Early Purchase Price (i) first, to preserve the Net Economic Return that the Owner Participant would have realized had such event not occurred, and
(ii) second, to minimize to the greatest extent possible, consistent with the foregoing clause (i), the present value (discounted monthly at an interest rate per annum equal to the Debt Rate) of the sum of the payments of Basic Rent to the Early Purchase Date and the Early Purchase Price; provided, however, that in no event shall the Early Purchase Price be less than the expected fair market value of the Equipment on the Early Purchase Date and the Basic Term Expiration Date, respectively, as determined by the Appraisal. Any such recalculation performed due to the occurrence of any one or more of the events described in clause (A), (B), (D), (E) or (F) above shall be made prior to the Closing Date. In performing any such recalculation and in determining the Owner Participant's Net Economic Return, the Owner Participant shall utilize the same methods and assumptions originally used in making the computations of Basic Rent, Stipulated Loss Values, Stipulated Loss Amounts, Termination Values, Termination Amounts and Early Purchase Price initially set forth in Schedules 3-A, 3-B, 4-A, 4-B and 6 (other than those assumptions changed as a result of any of the events described in clauses (A) through (F) of the preceding sentence necessitating such recalculation; it being agreed that such recalculation shall reflect solely any changes of assumptions or facts resulting directly from the event or events necessitating such recalculation). Such adjustments shall comply (to the extent the original structure complied) with Section 467 of the Code and the requirements of Revenue Procedure 2001-28 calculated, except in the case of a refinancing pursuant to Section 10.2, without taking into account any change after the Closing Date in or to Section 467 of the Code (and any regulations thereunder).

            (b) Confirmation and Verification. Upon completion of any recalculation described in Section 2.6(a), a duly authorized officer of the Owner Participant shall provide a certificate to the Lessee either (x) stating that the amounts of Basic Rent, Stipulated Loss Values, Stipulated Loss Amounts, Termination Values, Termination Amounts and Early Purchase Price as are then set forth in Schedules 3-A, 3-B, 4-A, 4-B and 6 do not require change, or (y) setting forth such adjustments to the amounts of Basic Rent, Stipulated Loss Values, Stipulated Loss Amounts, Termination Values, Termination Amounts or Early Purchase Price as have been calculated by the Owner Participant in accordance with Section 2.6(a). Such certificate shall describe in reasonable detail the basis for any such adjustments, and any such adjustment and corresponding adjustments to the Stipulated Loss Values, Termination Values and Early Purchase Price will be computed on a basis consistent with that used by the Owner Participant in the original calculation of Basic Rent. Any such adjustment shall be deemed approved upon notice of such approval by the Lessee to the Owner Participant or on the thirty-first (31st) day following delivery of such certificate by the Owner Participant to the Lessee unless the Lessee, prior to such day, requests verification pursuant to the following sentence, and shall become effective, in the case of adjustments made pursuant to clause (A), (B),
(D), (E) or (F) of the first sentence of Section 2.6(a), as of the earlier of
(i) the first Rent Payment Date and (ii) the date the Lessee approves or has been deemed to have approved such adjustment, and, in the case of an adjustment made pursuant to clause (C) of the first sentence of Section 2.6(a), as of the date of the refinancing. If the Lessee shall so request, the recalculation of any such adjustments described in this Section 2.6 shall be verified by a nationally recognized firm of independent accountants selected by the Owner Participant and reasonably acceptable to the Lessee, and any such recalculation of such adjustment as so verified shall be binding on the Lessee and the Owner Participant. Such accounting firm shall be requested to make its determination within 30 days. The Owner Participant shall provide to a representative of such accounting firm, subject to a confidentiality agreement reasonably satisfactory to the Owner Participant, such information as it may reasonably require, as is necessary to determine whether the computation is accurate and in conformity with the provisions of this Agreement, provided that in no event shall the Owner Participant or its affiliates have any obligation to provide the Lessee with any such information; and provided, further, that the Owner Participant or its affiliates shall have no obligation to disclose to the Lessee, such accounting firm or any other Person, or to permit the Lessee, such accounting firm or any other Person, to examine any federal, state or local income tax returns of the Owner Participant or its affiliates, or books or accounting records related thereto, for any taxable year. Subject to the immediately following sentence, the costs of such verification shall be borne by the Lessee. If such accounting firm's verification shall result in a decrease in the net present value (expressed as a percentage of Total Equipment Cost, discounted monthly at a rate per annum equal to the Debt Rate) of the sum of the Basic Rent to the Early Purchase Date and the Early Purchase Price, calculated as of the Closing Date, as compared to the net present value of the sum of the Basic Rent to the Early Purchase Date and the Early Purchase Price, proposed by the Owner Participant, by more than the greater of (i) ten basis points and (ii) 5% of the proposed adjustment, then the Owner Participant agrees to reimburse the Lessee for any amounts paid for such verification. Any revised adjustment resulting from such verification shall become effective on the next Rent Payment Date after such verification has been concluded (except that, in the case of an adjustment pursuant to clause (C) of the first sentence of
Section 2.6(c), such adjustment shall be effective as of the date of the refinancing).

            (c) Compliance. Notwithstanding the foregoing, any adjustment made to the payments of Basic Rent, Stipulated Loss Amounts, Termination Amounts or Early Purchase Price, pursuant to the foregoing, shall comply with the following requirements: (i) each installment of Basic Rent, as so adjusted, under any circumstances and in any event, will be in an amount at least sufficient for the Trust to pay in full as of the due date of such installment an amount equal to the sum of (x) any payment of principal of and interest on the Equipment Note required to be paid on the due date of such installment of Basic Rent in accordance with the Scheduled Amortization and (y) an amount equal to the Policy Provider Base Premium Amount required to be paid on the due date of such installment of Basic Rent, and (ii) Stipulated Loss Amount, Termination Amount and Early Purchase Price, as so adjusted, under any circumstances and in any event, will be an amount which, together with any other amounts required to be paid by the Lessee under the Lease in connection with an Event of Loss or a termination of the Lease, as the case may be, will be at least sufficient to pay in full, as of the date of payment thereof, the aggregate unpaid principal of and all unpaid interest on the Equipment Note in accordance with the Scheduled Amortization accrued to the date on which Stipulated Loss Amount, Termination Amount or Early Purchase Price, as the case may be, is paid in accordance with the terms of the Lease.

            (d) Invoices. All invoices in respect of Transaction Costs to the extent not delivered on the Closing Date shall be directed to the Owner Participant at the address set forth in Section 10.4, with a copy to the Lessee.

      Section 2.7 Postponement of Closing Date.

            (a) If for any reason whatsoever the Closing is not consummated on the Closing Date provided for pursuant to Section 2.3 (the "Scheduled Closing Date"), the Closing shall be deemed postponed to the next Business Day or to such other Business Day on or prior to November 30, 2003 as the Lessee shall specify by facsimile or telephonic (confirmed in writing) notice to the Owner Participant, the Indenture Trustee, the Trust, the Owner Trustee, the Pass Through Trustee, the Policy Provider and the Initial Purchasers, in which case the Participants will keep their funds available, provided that the notice of postponement shall be received by each party no later than 4:30 p.m., Chicago time, on the originally scheduled Closing Date, and the term "Closing Date" as used in this Agreement shall mean the postponed "Closing Date."

            (b) If the closing fails to occur on the Scheduled Closing Date, the Indenture Trustee shall promptly return to each Participant that makes funds available to it in accordance with this Section 2 such funds, together with interest or income earned thereon.

            (c) If the Closing fails to occur on the Scheduled Closing Date and funds are not returned to each Participant that made funds available by the Indenture Trustee as provided by Section 2.7(b) above, the Indenture Trustee shall, if so instructed by the Lessee in the facsimile or telephonic (confirmed in writing) notice from the Lessee (which notice shall specify the Specified Investments to be purchased), use reasonable best efforts to invest, at the risk of the Lessee (except as provided below with respect to the Indenture Trustee's gross negligence or willful misconduct), the funds received by the Indenture Trustee from the Participants in Specified Investments in accordance with the Lessee's instructions. Any such Specified Investments purchased by the Indenture Trustee upon instructions from the Lessee shall be held in trust by the Indenture Trustee (but not as part of the Indenture Estate under the Indenture) for the benefit of the Participants that provided such funds. In order to obtain funds for the payment of the Equipment Cost for the Units on the Closing Date or to return funds to the Participants pursuant to Section 2.7(b), the Indenture Trustee is authorized to sell any Specified Investments purchased as aforesaid. The Indenture Trustee shall not be liable for failure to invest such funds or for any losses incurred on such investments except for losses resulting from its own willful misconduct or gross negligence.

            (d) If the Closing fails to occur on the Scheduled Closing Date, unless the Indenture Trustee returns all funds to the Participants by 2:00 p.m., Chicago time, on the Scheduled Closing Date, the Lessee shall reimburse each Participant that has made funds available pursuant to this Section 2 for the loss of the use of its funds an amount equal to the excess, if any, of (x) interest on such funds at the Debt Rate for the period from and including the Scheduled Closing Date to but excluding the actual Closing Date or, if earlier, the day on which such Participant's funds are returned if such return is made by 2:00 p.m., Chicago time (or to but excluding the next following Business Day if such return is not made by such time); provided that with respect to the Owner Participant such period shall in any case be at least one day, unless the Owner Participant shall have received, prior to 12:00 noon (Chicago time) on the Business Day preceding the Scheduled Closing Date, a notice of postponement of the Scheduled Closing Date pursuant to Section 2.7(a), over (y) any amount paid to such Participant in respect of interest or income earned by the Indenture Trustee on such funds pursuant to Section 2.7(c) above.

            (e) If the Closing fails to occur on the Scheduled Closing Date, the Lessee shall, on the Closing Date or on the date funds are required to be returned to the Participants pursuant to Section 2.7(b) above, reimburse the Indenture Trustee, for the benefit of the Participants that provided funds which are invested by the Indenture Trustee pursuant to this Section 2.7 for any losses incurred on such investments (except with respect to any Participant, if the Closing failed to occur as a result of default by such Participant, or with respect to the Owner Participant, as a result of default of the Owner Trustee (acting pursuant to instructions from the Owner Participant)). All income and profits on the investment of such funds shall be for the respective accounts of such Participants, and the Indenture Trustee shall not be liable for failure to invest such funds or for any losses incurred on such investments, except for its willful misconduct or gross negligence.

            (f) Notwithstanding the provisions of Section 2.7(a), the Participants shall not be under any obligation to make their respective commitments available beyond 2:00 p.m. (Chicago time) on December 31, 2003.

SECTION 3. REPRESENTATIONS AND WARRANTIES.

            Section 3.1 Representations and Warranties of the Trust Company. Trust Company, in its individual capacity (except with respect to clauses (c), (k) and (m) (to the extent applicable to Trust Company in its capacity as Owner Trustee) below) and as Owner Trustee with respect to clauses (c), (f) and (k) (to the extent applicable to Trust Company in its capacity as Owner Trustee) below, represents and warrants to each of the Owner Participant, the Indenture Trustee, the Pass Through Trustee, TILC, TRLTII, Trinity, the Lessee and the Policy Provider, notwithstanding the provisions of Section 10.13 or any similar provision in any other Operative Agreement, that, as of the date hereof and as of the Closing Date:

            (a) Trust Company (i) is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, (ii) has the full corporate power, authority and legal right under the laws of the State of Connecticut pertaining to its banking, trust and fiduciary powers to carry on its business as now conducted and execute, deliver and perform its obligations hereunder and under the Trust Agreement, (iii) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, the Trust is a Connecticut statutory trust duly organized and validly existing under the laws of the State of Connecticut and (iv) assuming due authorization, execution and delivery of the Trust Agreement by the Owner Participant, has full power and authority, as Owner Trustee and/or, to the extent expressly provided herein or therein, in its individual capacity, to execute, deliver and perform its obligations under each of the Owner Trustee Agreements;

            (b) (i) Trust Company has duly authorized, executed and delivered the Trust Agreement, (ii) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, Trust Company in its trustee capacity and, to the extent expressly provided therein, in its individual capacity, has, or on or prior to the Closing Date will have, duly authorized, executed and delivered each of the other Owner Trustee Agreements and, as of the Closing Date, the Equipment Note, the Lease Supplement and the Indenture Supplement to be delivered on the Closing Date and (iii) the Trust Agreement constitutes a legal, valid and binding obligation of Trust Company enforceable against it in accordance with the terms thereof except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

            (c) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, each of the Owner Trustee Agreements (other than the Trust Agreement) to which it is a party constitutes, or when entered into will constitute, a legal, valid and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

            (d) neither the execution and delivery by Trust Company or Owner Trustee, as the case may be, of the Owner Trustee Agreements or the Equipment Note to be delivered on the Closing Date, nor the consummation by Trust Company or Owner Trustee, as the case may be, of any of the transactions contemplated hereby or thereby, nor the compliance by Trust Company or Owner Trustee, as the case may be, with any of the terms and provisions hereof and thereof, (i) requires or will require any approval of its stockholders, or approval or consent of any trustees or holders of any indebtedness or obligations of it in its individual capacity, or (ii) violates or will violate its articles of association or bylaws, or contravenes or will contravene any provision of, or constitutes or will constitute a default under, or results or will result in any breach of, any indenture, mortgage, chattel mortgage, deed of trust, conditional sale contract, bank loan or credit agreement, license or other agreement or instrument to which Trust Company is a party or by which it or any of its properties may be bound or affected, or contravenes or will contravene any law, governmental rule or regulation of the United States of America or the State of Connecticut governing the banking, trust or fiduciary powers of Trust Company, or any judgment or order applicable to or binding on it, or results in or will result in the creation or imposition of any Lien upon the Trust Estate (other than a Permitted Lien of the type described in clause (v) of the definition thereof);

            (e) there are no Taxes payable by Trust Company or the Owner Trustee, imposed by the State of Connecticut or any political subdivision thereof in connection with the execution and delivery by Trust Company of the Trust Agreement, and, as Trust Company or Owner Trustee, as the case may be, of this Agreement, the other Owner Trustee Agreements (other than the Trust Agreement) or the Equipment Note to be delivered on the Closing Date solely because Trust Company is a national banking association with an office for trust administration in Connecticut and performs certain of its duties as Owner Trustee in the State of Connecticut; and there are no Taxes payable by Trust Company or the Owner Trustee, as the case may be, imposed by the State of Connecticut or any political subdivision thereof in connection with the acquisition of its interest in the Equipment (other than franchise or other taxes based on or measured by any fees or compensation received by Trust Company or the Owner Trustee for services rendered in connection with the transactions contemplated hereby) solely because Trust Company is a national banking association with an office for trust administration in Connecticut and performs certain of its duties as Owner Trustee in the State of Connecticut;

            (f) there are no pending or, to its knowledge, threatened actions or proceedings against Trust Company or the Owner Trustee, before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would be reasonably expected to materially adversely affect the ability of Trust Company or the Owner Trustee, as the case may be, to perform its obligations under the Trust Agreement, the other Owner Trustee Agreements or the Equipment Note to be delivered on the Closing Date;

            (g) the "location" of the Trust Company for purposes of Article 9 of the Uniform Commercial Code is in Delaware, and Trust Company agrees to give the Owner Participant, the Indenture Trustee and the Lessee written notice within 30 days following any relocation of said chief executive office or said place from its present location;

            (h) no consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Connecticut state or local governmental authority or agency or any United States federal governmental authority or agency regulating the banking or trust powers of Trust Company is required for the execution and delivery of, or the carrying out by, Trust Company or the Owner Trustee, as the case may be, of any of the transactions contemplated hereby or by the Trust Agreement or of any of the transactions contemplated by any of the other Owner Trustee Agreements, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken;

            (i) on the Closing Date, the Trust's right, title and interest in and to the Equipment delivered on the Closing Date shall be free and clear of any Lessor's Lien attributable to Trust Company;

            (j) proceeds received by the Owner Trustee from the Owner Participant pursuant to the Trust Agreement will be administered by it in accordance with Article III of the Trust Agreement;

            (k) the Trust shall receive from the Lessee such title as was conveyed to it by the Lessee, subject to the rights of the Trust and the Lessee under the Lease and the Lien created pursuant to the Indenture and the Indenture Supplement in respect of the Equipment delivered on the Closing Date, and there will be no Lessor's Liens attributable to the Trust on the Equipment or any interest therein or on the Trust Estate;

            (l) to its knowledge, no Indenture Default (not attributable to a Lease Default) has occurred and is continuing;

            (m) the Owner Trustee is not engaged in the business of extending credit for the purposes of purchasing or carrying margin stock, and no proceeds of the Equipment Note or the Owner Participant's Commitment as contemplated by this Agreement and the other Operative Agreements will be used by the Owner Trustee for a purpose which violates, or would be inconsistent with, Section 7 of the Securities Exchange Act of 1934, as amended, or Regulations T, U and X of the Federal Reserve System. Terms for which meanings are provided in Regulations T, U and X of the Federal Reserve System or any regulations substituted therefor, as from time to time in effect, are used in this Section 3.1 (m) with such meanings; and

            (n) the Trust is not an "investment company" or an "affiliated person" of an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      Section 3.2 Representations and Warranties of the Lessee. The Lessee represents and warrants to the Trust, the Owner Trustee, the Indenture Trustee, the Participants, and the Policy Provider as of the date hereof and as of the Closing Date:

            (a) as to organization, powers and partnership organizational documents:

                  (i) the Lessee is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Texas, is duly licensed or qualified and in good standing in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on its ability to carry on its business as now conducted and as contemplated by the Operative Agreements to be conducted or to enter into and perform its obligations under the Lessee Agreements, each Partnership Document to which the Lessee is or will be a party and each Pass Through Document to which the Lessee is or will be a party, is a special purpose limited partnership organized to enter into the transactions contemplated by this Agreement, the other Operative Agreements to which it is a party and the Pass Through Documents to which it is a party, has the limited partnership power and authority to acquire from TRLTII and sell to the Trust the Equipment described on Schedule 1-A hereto, to acquire from TRLTII and pledge to the Collateral Agent the Pledged Equipment, to acquire from TRLTII and sell to the Trust the Existing Equipment Subleases and to acquire from TRLTII and pledge to the Collateral Agent the Existing Pledged Equipment Leases, in each case as contemplated by this Agreement, and to carry on its business as now conducted and as contemplated by the Operative Agreements to be conducted, has the requisite limited partnership power and authority to execute, deliver and perform its obligations under the Lessee Agreements, each Partnership Document to which the Lessee is or will be a party and each Pass Through Document to which the Lessee is or will be a party, and has conducted no business or operations prior to the date hereof (other than those associated with its organization and capitalization or as contemplated by the Operative Agreements),

                  (ii) the General Partner is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to execute, deliver and perform its obligations under the Partnership Agreement and each other organizational document of the Partnership to which the General Partner is a party,

                  (iii) the Limited Partner is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to execute, deliver and perform its obligations under the Partnership Agreement and each other organizational document of the Partnership to which the Limited Partner is a party,

                  (iv) the General Partner and the Limited Partner are the only partners of the Partnership and TILC is the sole member of the General Partner and the Limited Partner;

                  (v) the execution, delivery and performance by each Partner of the Partnership Agreement and each other organizational document of the Partnership to which such Partner is a party (A) have been duly authorized by all requisite limited liability company or member action of such Partner and (B) did not and do not (x) violate (i) any provision of law, statute, rule or regulation, or of the certificate of formation or limited liability company agreement or other constitutive documents of such Partner, (ii) any order of any governmental authority or (iii) any provision of any indenture, agreement or other instrument to which such Partner is a party or by which it or any of its property is or may be bound, (y) conflict with, result in a breach of or constitute (alone or with notice, or lapse of time or both) a default under any such indenture, agreement or other instrument or (z) result in the creation or imposition of any Lien upon any property or assets of such Partner,

                  (vi) each of the Partnership Agreement and each other organizational document of the Partnership has been duly executed and delivered by each party thereto and constitutes a legal, valid and binding obligation of each such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

            (b) each of the Lessee Agreements and each Pass Through Document to which the Lessee is a party have been duly authorized by all necessary limited partnership action of the Lessee and, if required, limited liability company action of each Partner, this Agreement has been duly executed and delivered (and in the case of the other Lessee Agreements, such other Lessee Agreements will on the Closing Date have been duly executed and delivered) by the General Partner in its capacity as the general partner of the Lessee, and constitutes (and in the case of the other Lessee Agreements, such other Lessee Agreements will on the Closing Date constitute) the legal, valid and binding obligations of the Lessee (assuming the due authorization, execution and delivery by each other party thereto), enforceable against the Lessee in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

            (c) the execution, delivery and performance by the Lessee of each Lessee Agreement and each Pass Through Document to which Lessee is a party and compliance by the Lessee with all of the provisions thereof do not and will not contravene any law or regulation, or any order, judgment, decree, determination or award of any court or governmental authority or agency applicable to or binding on the Lessee or any of its properties, or contravene the provisions of, or constitute a default by the Lessee under, or result in the creation of any Lien (except for Permitted Liens of the type described in clause (i), (ii) or (v) of the definition thereof) upon the property of the Lessee under its organizational documents or any indenture, mortgage, contract or other agreement or instrument to which the Lessee is a party or by which the Lessee or any of its properties may be bound or affected;

            (d) there are no proceedings pending or, to the knowledge of the Lessee, threatened against the Lessee or any Partner in any court or before any governmental authority or arbitration board or tribunal and neither the Lessee nor any Partner is subject to any order of any court or governmental authority or arbitration board or tribunal;

            (e) the unaudited balance sheet of the Lessee as at the Closing Date fairly presents, in conformity with generally accepted accounting principles applied on a pro forma basis, the pro forma financial position of the Lessee as of such date;

            (f) no consent, approval or authorization of, or filing, registration or qualification with, or the giving of notice to, any trustee or any holder of indebtedness of the Lessee or any governmental authority on the part of the Lessee is required in the United States, Canada or Mexico (subject to the proviso set forth below) in connection with the execution and delivery by the Lessee of the Lessee Agreements or the Pass Through Documents to which the Lessee is a party or in order for the Lessee to perform its obligations thereunder in accordance with the terms thereof, other than: (i) notices required to be filed with the STB and the Registrar

General of Canada as described in Section 3.2(g), which notices shall have been filed on the Closing Date, (ii) as may be required under existing laws, ordinances, governmental rules and regulations to be obtained, given, accomplished or renewed at any time after the Closing Date in connection with the operation and maintenance of the Equipment, the Pledged Equipment, the Subleases and the Pledged Equipment Leases in accordance with the Operative Agreements that are routine in nature and are not normally applied for prior to the time they are required, and which the Lessee has no reason to believe will not be timely obtained, (iii) as may be required under the Operative Agreements in connection with any refinancing of the Equipment Notes, (iv) as may be required under the Operative Agreements in consequence of any transfer of the Beneficial Interest or any transfer of ownership of the Equipment or the Pledged Equipment and (v) filing and recording to perfect the Liens under the Indenture and the Collateral Agency Agreement as required thereunder; provided, that the parties hereto agree that Lessee shall not be required to make any such filings or recordings in Mexico;

            (g) the Lease, the Lease Supplement, the Indenture and the Indenture Supplement (each in respect of the Units delivered on the Closing Date), the Collateral Agency Agreement (or a memorandum with respect to any or all of such documents), the TRLTII Bill of Sale, the Bill of Sale, the Pledged Equipment Bill of Sale, the TRLTII Pledged Equipment Assignment, the TRLTII Assignment and the Assignment will on or before the Closing Date be duly filed with the STB pursuant to 49 U.S.C. Section 11301 and deposited with the Registrar General of Canada pursuant to Section 105 of the Canada Transportation Act, and appropriate Personal Property Security Act filings will be filed on or before the Closing Date in the provinces of Canada where any Sublessee which is organized under the laws of Canada or any province thereof has its chief executive office, and such filing with the STB pursuant to 49 U.S.C. Section 11301, such deposit with the Registrar General of Canada and such other filings will under the laws of the United States and Canada perfect the Owner Trust's, the Indenture Trustee's and the Collateral Agent's rights in such Operative Agreements, the Units described on Schedule 1-A hereto, the Pledged Units, the Subleases and the Pledged Equipment Leases and no other filing, recording or deposit with, or giving of notice to any other U.S. federal, state or local government or Canadian national or provincial government or agency thereof, or any other action, is necessary in order to protect the rights of the Owner Trust, the Indenture Trustee and the Collateral Agent in such Operative Agreements or in such Units, Pledged Units, Subleases and Pledged Equipment Leases in the United States, any state thereof or the District of Columbia or Canada or any province thereof;

            (h) the Equipment described on Schedule 1-A hereto is covered by the insurance required by Section 12 of the Lease and the Pledged Equipment is covered by the insurance required by Section 6.4 of the Collateral Agency Agreement, and all premiums due prior to the Closing Date in respect of such insurance shall have been paid in full and such insurance is in full force and effect;

            (i) no Lease Default or Manager Default has occurred and is continuing and, to the knowledge of the Lessee, no Event of Loss, Pledged Unit Event of Loss or event that, with the giving of notice, the passage of time or both, would constitute an Event of Loss or a Pledged Unit Event of Loss, has occurred;

            (j) none of the Lessee, any Partner or the Pass Through Trustee is an "investment company" or an "affiliated person" of an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

            (k) the acquisition and holding by the Owner Participant of the Beneficial Interest and the consummation of the transactions contemplated under this Agreement and each other Operative Agreement and Pass Through Document will not constitute or result in a prohibited transaction within the meaning of
Section 4975(c) of the Code or Section 406 of ERISA and will not involve any transaction in connection with which a tax or a penalty could be imposed pursuant to Section 502(i) or ERISA or Section 4975 of the Code. The representation made by the Lessee in the preceding clause is made in reliance upon and subject to the accuracy of the representation of the Owner Participant in Section 3.5(h) and the accuracy of the representation of the Initial Purchasers set forth in Section 4(e) of the Certificate Purchase Agreement;

            (l) on the Closing Date, (i) the Lessee has, and shall pursuant to the Bill of Sale relating to the Equipment described on Schedule 1-A hereto convey to the Trust, all legal and beneficial title to such Equipment free and clear of all Liens except as set forth on Schedule 9 (other than Permitted Liens of the type described in clauses (ii) (with respect to the Existing Equipment Subleases), (iii), (iv) and (v) of the definition thereof, and such conveyance will not be void or voidable under any applicable law; (ii) TRLTII has, and shall pursuant to the Pledged Equipment Bill of Sale relating to the Pledged Equipment convey to the Partnership, all legal and beneficial title to such Pledged Equipment free and clear of all Liens except as set forth on Schedule 9 (other than Permitted Liens of the type described in clauses (ii) (with respect to Existing Pledged Equipment Leases), (iii), (iv) and (v) of the definition thereof), and such conveyance will not be void or voidable under any applicable law; and (iii) the Lessee has, and the Assignment to be delivered on the Closing Date shall assign to the Trust, all legal and beneficial title to the Existing Equipment Subleases and the Lessee has all legal and beneficial title to the Existing Pledged Equipment Leases, free and clear of all Liens except as set forth on Schedule 9 (other than in each case Permitted Liens of the type described in clauses (ii), (iii), (iv) and (v) of the definition thereof), and the Assignment will not be void or voidable under any applicable law;

            (m) the written information provided by the Lessee or on behalf of the Lessee in the offering circular dated October 30, 2003 (the "Offering Circular") does not contain any untrue statement of a material fact and does not omit a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; the assumptions and related financial information relating to the proposed business and operations of the Lessee and the Equipment and Pledged Equipment which are contained in the Offering Circular have been prepared in good faith based upon information that the Lessee deems fair and reasonable, and there are no statements or conclusions therein which are based on or include information known to the Lessee to be misleading in any material respect or which fail to take into account material information known to the Lessee regarding the matters stated therein; certain information contained in the Offering Circular (e.g. statistical information relating to renewal and remarketing of railcars, potential increases in absolute or nominal railcar lease rates, anticipated utilization, and maintenance costs) is based on the historical experience of TILC; and subject to the foregoing, there can be no assurance that past experience will be indicative of future performance with respect to these or other operating and marketing factors set forth in the Offering Circular;

            (n) the Lessee and the Partners are not engaged in the business of extending credit for the purposes of purchasing or carrying margin stock, and no proceeds of the Equipment Note or the Owner Participant's Commitment as contemplated by this Agreement and the other Operative Agreements will be used by the Lessee or any Partner for a purpose which violates, or would be inconsistent with, Section 7 of the Securities Exchange Act of 1934, as amended, or Regulations T, U and X of the Federal Reserve System; terms for which meanings are provided in Regulations T, U and X of the Federal Reserve System or any regulations substituted therefor, as from time to time in effect, are used in this Section 3.2(n) with such meanings;

            (o) the Lessee is not in violation of any term of any of its organizational documents or in violation or breach of or in default under any other agreement, contract or instrument to which it is a party or by which it or any of its property may be bound;

            (p) the Lessee is in compliance with all laws, ordinances, governmental rules, regulations, orders, judgments, decrees, determinations and awards to which it is subject and the Lessee has obtained all required licenses, permits, franchises and other governmental authorizations material to the conduct of its business;

            (q) on the Closing Date, all sales, use or transfer taxes, if any, due and payable upon the purchase of the Equipment described on Schedule 1-A hereto by the Lessee from TRLTII and by the Trust from the Lessee and upon the lease thereof by the Trust to the Lessee and, if applicable, upon the assignment of the Existing Equipment Subleases from TRLTII to the Lessee and by the Lessee to the Trust and upon the purchase of the Pledged Equipment by the Lessee from TRLTII and, if applicable, upon the assignment of the Existing Pledged Equipment Leases from TRLTII to the Lessee will have been paid or such transactions will then be exempt from any such taxes, and the Lessee will cause any required forms or reports in connection with such taxes to be filed in accordance with applicable laws and regulations;

            (r) no broker's or finder's or placement fee or commission will be payable with respect to the transactions contemplated by the Operative Agreements as a result of any action by the Lessee, except for the fees of the Arrangers, which shall be included in Transaction Costs as provided in this Agreement, and the Lessee agrees that it will hold the Participants, the Policy Provider, the Indenture Trustee, the Pass Through Trustee, the Trust and the Owner Trustee harmless from any claim, demand or liability for broker's or finder's or placement fees or commission alleged to have been incurred as a result of any action by the Lessee in connection with this transaction;

            (s) (i) each Unit delivered on the Closing Date, taken as a whole, and each major component thereof complies in all material respects with all applicable laws and regulations, all requirements of the manufacturer for maintaining in full force and effect any applicable warranties and the requirements, if any, of any applicable insurance policies, conforms with the specifications for such Unit contained in the Appraisal referred to in Section 4.3(a) hereof (to the extent a copy of such Appraisal or a relevant excerpt therefrom has been delivered to the Lessee) and is substantially complete such that it is ready and available to operate in commercial service and otherwise perform the function for which it was designed; and the railcar identification marks shown on Schedule 1-A are the marks presently used on the Units of Equipment set forth on Schedule 1-A and
(ii) each Pledged Unit, taken as a whole, and each major component thereof, complies in all material respects with all applicable laws and regulations, all requirements of the manufacturer for maintaining in full force and effect any applicable warranties, and the requirements, if any, of any applicable insurance policies, conforms with the specifications for such Pledged Unit contained in the Appraisal referred to in Section 4.3(a) hereof (to the extent a copy of such Appraisal or a relevant excerpt therefrom has been delivered to the Lessee) and is substantially complete such that it is ready and available to operate in commercial service and otherwise perform the function for which it was designed; and the railcar identification marks shown on Schedule 1-B are the marks presently used on the Pledged Units;

            (t) neither the Lessee nor any Partner is subject to regulation as a "holding company," an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended;

            (u) all of the Units delivered on the Closing Date are subject to sublease by Sublessees under the Existing Equipment Subleases and all of the Pledged Units delivered on the Closing Date are subject to lease by Pledged Equipment Lessees under the Existing Pledged Equipment Leases, and each such Sublease and Pledged Equipment Lease contains rental and other terms which are no different, taken as a whole, from those for similar railcars in the TILC Fleet;

            (v) each item or Unit of Equipment described on Schedule 1-A constitutes Eligible Equipment and each item or Unit of Pledged Equipment described on Schedule 1-B constitutes Eligible Pledged Equipment;

            (w) (i) each of the Subleases and each of the Pledged Equipment Leases is freely assignable from TRLTII to the Lessee, from the Lessee to the Owner Trust and from the Owner Trust to any other Person (including, without limitation, any transferee in connection with the Indenture Trustee's or Owner Trustee's exercise of rights or remedies under the Lease or the Collateral Agency Agreement, as applicable) or, if any Sublease or Pledged Equipment Lease is not freely assignable, then consents to such assignments that are satisfactory to each of the Participants and the Policy Provider have been obtained prior to the Closing Date, (ii) no assignment described in this Section
3.2 (w)(x) is void or voidable or (y) will result in a claim for damages or reduction in rental or other payments, in each case pursuant to the terms and conditions of any such Sublease or Pledged Equipment Lease and (iii) no consent, approval or filing is required under the Subleases in connection with the execution and delivery of the Operative Agreements;

            (x) [Reserved].

            (y) (i) each Unit and each Pledged Unit listed on Schedule 7-A attached hereto has successfully completed the bolster repair/replacement program prior to the Closing Date; (ii) each Unit and each Pledged Unit listed on Schedule 7-B attached hereto is required to participate in the bolster repair/replacement program after the Closing Date; (iii) the Units and

Pledged Units listed on Schedules 7-A and 7-B accurately and completely list all of the Units and Pledged Units required to participate in the bolster repair/replacement program; (iv) the cash reserve of $252,000 established (and fully funded on the Closing Date) by TILC is adequate to cover all costs under the bolster repair/replacement program; (v) after due inspection, no condition exists with respect to any Unit or Pledged Unit that is reasonably likely to give rise to a defect (other than such defects addressed under the bolster repair/replacement program);

            (z) (i) none of the Units or the Pledged Units are subject to a purchase option under the terms of the applicable Sublease or Pledged Equipment Lease except for the Units and Pledged Units listed on Schedule 8-A attached hereto; (ii) except as set forth on Schedule 8-B attached hereto, each such purchase option is for fair market value (at the time of such purchase);

            (aa) after giving effect to the transfers contemplated under the Operative Agreements and the Partnership Documents, (i) the Subleases and Pledged Equipment Leases in effect on the Closing Date and each of the riders or schedules with respect thereto are not subject to and do not cover railcars financed in, any financing or securitization transaction other than the transactions contemplated by the Operative Agreements and the Partnership Documents, (ii) except as set forth on Schedule 10 attached hereto, the Subleases and Pledged Equipment Leases in effect on the Closing Date conform in all respects with the terms and conditions described in the definition of Permitted Sublease, and (iii) except as set forth on Schedule 10 attached hereto, none of the Subleases or Pledged Equipment Leases are in default (by reason of the lessee or lessor thereunder);

            (bb) assuming the accuracy of the representations and warranties of the Initial Purchaser contained in the Certificate Purchase Agreement and its compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Pass Through Certificates to the Initial Purchaser and the offer, resale and delivery of the Pass Through Certificates by the Initial Purchaser in the manner contemplated by the Certificate Purchase Agreement and the Offering Circular (as defined in the Certificate Purchase Agreement), to register the Pass Through Certificates under the Securities Act or to qualify the Indentures under the Trust Indenture Act;

            (cc) the Lessee is solvent and will not be rendered insolvent by the transactions contemplated by the Operative Agreements and, after giving effect to such transactions, the Lessee will not be left with an unreasonably small amount of capital with which to engage in its business, and the Lessee does not intend to incur, nor believes that it has incurred, debts beyond its ability to pay as they mature; and

            (dd) all written information provided by the Lessee or any Affiliate of the Lessee to the Appraiser with respect to the Units, the Pledged Units, the Subleases and the Pledged Equipment Leases (as described or listed on Schedules 1-A, 1-B, 1-C, and 1-D, respectively) is true to correct in all material respects. All written information provided by the Lessee or any Affiliate of Lessee to Deloitte & Touche LLP with respect to the Subleases and the Pledged Equipment Leases (as described or listed on Schedules 1-C and 1-D, respectively) is true and correct in all material respects and accurately reflects the terms of the Subleases and the Pledged Equipment Leases. To the extent the written information referred to in this clause (dd) was provided to the Appraiser, Deloitte & Touche LLP and the Arranger, in each case for their use in connection with their services on the date hereof rendered as contemplated hereby, such entities had been provided with the same written information (or relevant portions thereof).

      Section 3.3 Representations and Warranties of the Indenture Trustee. The Indenture Trustee represents and warrants to the Owner Participant, the Trust, the Owner Trustee, the Pass Through Trustee, the Policy Provider, TILC, TRLTII, Trinity and the Lessee that, as of the date hereof and as of the Closing Date:

            (a) the Indenture Trustee is a Delaware banking corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the full corporate power, authority and legal right under the laws of the State of Delaware pertaining to its banking, trust and fiduciary powers to execute, deliver and perform its obligations under each of the Indenture Trustee Agreements;

            (b) the execution, delivery and performance by the Indenture Trustee of each of the Indenture Trustee Agreements have been duly authorized by the Indenture Trustee and will not violate any applicable federal or Delaware law governing its banking or trust powers or its charter documents or bylaws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it or any of its properties may be bound or affected;

            (c) this Agreement has been duly executed and delivered and constitutes, and each of the other Indenture Trustee Agreements, when executed and delivered, will constitute (assuming the due authorization, execution and delivery by each other party thereto) the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

            (d) there are no proceedings pending or, to the knowledge of the Indenture Trustee, threatened, and to the knowledge of the Indenture Trustee there is no existing basis for any such proceedings, against or affecting the Indenture Trustee in or before any court or before any governmental authority or arbitration board or tribunal which, individually or in the aggregate, if adversely determined, might impair the ability of the Indenture Trustee to perform its obligations under the Indenture Trustee Agreements;

            (e) no authorization or approval or other action by, and no notice to or filing with, any stockholder, trustee or holder of indebtedness or any federal or Delaware state governmental authority or regulatory body governing the Indenture Trustee in its trust capacity, is required for the due execution, delivery and performance by the Indenture Trustee of the Indenture Trustee Agreements, except as have been previously obtained, given or taken;

            (f) the Indenture Trustee is not in default under any of the Indenture Trustee Agreements; and

            (g) neither the Indenture Trustee, nor any Person authorized to act on behalf of the Indenture Trustee, has directly or indirectly offered any interest in the Trust Estate or the Equipment Note or any security similar to either thereof related to this transaction for sale to, or solicited offers to buy any of the same from, or otherwise approached or negotiated with respect to any of the same with, any Person other than the Pass Through Trustee and the Initial Purchasers.

      Section 3.4 Representations, Warranties and Covenants Regarding Beneficial Interest, Equipment Note and Pass Through Certificates.

            (a) Owner Trustee and Trust Company. Each of the Owner Trustee and the Trust Company represents and warrants to the Lessee, the Indenture Trustee, the Pass Through Trustee, the Policy Provider, TILC, TRLTII, Trinity and the Owner Participant that, as of the date hereof and as of the Closing Date, except as expressly provided in the Operative Agreements, neither the Owner Trustee, nor the Trust Company nor any Person authorized or employed by the Owner Trustee or the Trust Company as agent or otherwise has directly or indirectly offered or sold any interest in the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof, or in any similar security or lease, the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act.

            (b) Lessee. The Lessee represents and warrants to the Trust, the Owner Trustee, the Indenture Trustee, the Policy Provider, the Owner Participant and the Pass Through Trustee that, as of the date hereof and as of the Closing Date, neither the Lessee nor any Person authorized or employed by the Lessee as agent or otherwise has directly or indirectly offered or sold any interest in the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof, the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act.

            (c) TRLTII. TRLTII represents and warrants to the Trust, the Owner Trustee, the Indenture Trustee, the Policy Provider, the Owner Participant and the Pass Through Trustee that, as of the date hereof and as of the Closing Date, neither TRLTII nor any Person authorized or employed by TRLTII as agent or otherwise has directly or indirectly offered or sold any interest in the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof, the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act.

            (d) TILC. TILC represents and warrants to the Trust, the Owner Trustee, the Indenture Trustee, the Policy Provider, the Owner Participant and the Pass Through Trustee that, as of the date hereof and as of the Closing Date, neither TILC nor any Person authorized or employed by TILC as agent or otherwise has directly or indirectly offered or sold any interest in the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof, the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest, the Equipment Note, the Pass Through

Certificates or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act.

            (e) Owner Participant. The Owner Participant represents and warrants to the Trust, the Owner Trustee, the Indenture Trustee, the Policy Provider, TILC, TRLTII, Trinity, the Lessee and the Pass Through Trustee that, as of the date hereof and as of the Closing Date, neither the Owner Participant nor any Person authorized or employed by the Owner Participant as agent or otherwise has directly or indirectly offered or sold any interest in the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof, or in any similar security or lease, the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act.

            (f) Pass Through Trustee. The Pass Through Trustee represents and warrants to the Trust, the Owner Trustee, the Indenture Trustee, the Policy Provider, TILC, TRLTII, Trinity, the Lessee and the Owner Participant that, as of the date hereof and as of the Closing Date, neither the Pass Through Trustee nor any Person authorized or employed by the Pass Through Trustee as agent or otherwise has directly or indirectly offered or sold any interest in the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof, the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act.

            (g) Trinity. Trinity represents and warrants to the Trust, the Owner Trustee, the Indenture Trustee, the Policy Provider, TILC, TRLTII, the Lessee and the Owner Participant that, as of the date hereof and as of the Closing Date, neither Trinity nor any Person authorized or employed by Trinity as agent or otherwise has directly or indirectly offered or sold any interest in the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof, the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act.

            (h) Future Actions. Each of the Owner Trustee, the Trust Company, the Owner Participant, the Lessee, TILC, TRLTII, Trinity, the Indenture Trustee and the Pass Through Trustee agrees, as to its own actions only, severally but not jointly, that neither the Owner Trustee, the Trust Company, the Owner Participant, the Lessee, TILC, TRLTII, the Indenture Trustee nor the Pass Through Trustee nor anyone acting on behalf of the Owner Trustee, the Trust Company, the Owner Participant, the Lessee, TILC, TRLTII, the Indenture Trustee or the Pass Through Trustee will offer the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof or any similar interest for issue or sale to any prospective purchaser, or solicit any offer to acquire any of the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof so as to cause Section 5 of the Securities Act to apply to the issuance and sale of the Beneficial Interest, the Equipment Note, the Pass Through Certificates or any part thereof.

      Section 3.5 Representations and Warranties of the Owner Participant. The Owner Participant represents and warrants to the Trust, the Owner Trustee, the Indenture Trustee, the Pass Through Trustee, the Policy Provider, TILC, TRLTII, Trinity and the Lessee that, as of the date hereof:

            (a) the Owner Participant is a California corporation duly formed, validly existing and in good standing under the laws of the State of California and has full corporate power and authority to carry on its business as now conducted;

            (b) the Owner Participant has the requisite corporate power and authority to execute, deliver and perform its obligations under the Owner Participant Agreements, and the execution, delivery and performance by it thereof do not and will not contravene any law or regulation, or any order of any court or governmental authority or agency applicable to or binding on the Owner Participant or any of its properties, or contravene the provisions of, or constitute a default under or breach of, or result in the creation or imposition of any Lien (other than the Lien granted to the Indenture Trustee under and pursuant to the Indenture) upon the Equipment, Subleases or any other portion of the Trust Estate under, its certificate of incorporation, bylaws or any indenture, mortgage, contract or other agreement or instrument to which the Owner Participant is a party or by which it or any of its properties may be bound or affected;

            (c) the Owner Participant Agreements have been duly authorized by all necessary actions on the part of the Owner Participant, do not require any approval not already obtained of the partners of the Owner Participant or any approval or consent not already obtained of any trustee or holders of indebtedness or obligations of the Owner Participant, have been, or on or before the Closing Date will be, duly executed and delivered by the Owner Participant and (assuming the due authorization, execution and delivery by each other party thereto) constitute, or will constitute, the legal, valid and binding obligations of the Owner Participant, enforceable against the Owner Participant in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

            (d) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery or performance by the Owner Participant of the Trust Agreement, the Tax Indemnity Agreement or this Agreement;

            (e) the Trust Estate is free and clear of any Lessor's Lien attributable to the Owner Participant;

            (f) there are no pending or, to the Owner Participant's knowledge, threatened actions or proceedings against the Owner Participant before any court or administrative agency that would reasonably be expected to materially adversely affect the Owner Participant's ability to perform its obligations under the Trust Agreement, the Tax Indemnity Agreement or any other Operative Agreement to which the Owner Participant is a party;

            (g) as of the Closing Date, the Owner Participant is purchasing the Beneficial Interest to be acquired by it for its own account with no present intention of distributing such Beneficial Interest or any part thereof in any manner which would violate the Securities Act, but without prejudice, however, to the right of the Owner Participant at all times to sell or otherwise dispose of all or any part of such Beneficial Interest in compliance with the Securities Act and any state securities or "blue sky" laws; provided, however, that subject to the provisions of Section 6.1, the disposition of the Beneficial Interest shall at all times be within the Owner Participant's control. The Owner Participant acknowledges that its Beneficial Interest has not been registered under the Securities Act, and that neither the Owner Participant, the Owner Trustee, Trust Company, the Lessee, TRLTII nor TILC contemplates filing, or is legally required to file, any such registration statement; notwithstanding the foregoing, the Owner Participant makes no representation that the Beneficial Interest is a "security" within the meaning of such term under the Securities Act;

            (h) with respect to the source of the amount to be invested by the Owner Participant to acquire the Beneficial Interest and to pay any Transaction Costs as required under this Agreement, no part of such amount constitutes assets of any employee benefit plan subject to Title I of ERISA or Section 4975 of the Code; and

            (i) except for fees payable to Dexia Global Structured Finance, LLC, no broker's or finder's or placement fee or commission will be payable with respect to the transactions contemplated by the Operative Agreements as a result of any action by the Owner Participant, and the Owner Participant agrees that it will hold TILC, TRLTII, the Lessee, the Indenture Trustee, the Loan Participant and the Owner Trustee harmless from any claim, demand or liability for broker's or finder's or placement fees or commission alleged to have been incurred as a result of any action by the Owner Participant in connection with this transaction.

      Section 3.6 Representations and Warranties of TILC. TILC represents and warrants to each of the Trust, the Owner Trustee, the Indenture Trustee, the Policy Provider and the Participants, as of the date hereof and as of the Closing Date (which representations, to the extent the same relate to the Equipment, the Subleases, the Pledged Equipment Leases or the assignment and conveyance of the Equipment or Subleases to the Trust, are made by TILC in its capacity as "Manager" for and on behalf of TRLTII, the transferor thereof):

            (a) TILC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, is duly licensed or qualified and in good standing in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on its ability to carry on its business as now conducted or as contemplated to be conducted or to execute, deliver and perform its obligations under the TILC Agreements and the Partnership Documents to which it is or will be a party, has the power and authority to carry on its business as now conducted and as contemplated to be conducted, and has the requisite power and authority to execute, deliver and perform its obligations under the TILC Agreements;

            (b) the TILC Agreements have been duly authorized by all necessary corporate action, executed and delivered by TILC, and (assuming the due authorization, execution and delivery by each other party thereto) constitute the legal, valid and binding obligations of TILC, enforceable against TILC in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

            (c) the execution, delivery and performance by TILC of each TILC Agreement and compliance by TILC with all of the provisions thereof do not and will not contravene or, in the case of clause (iii), constitute (alone or with notice, or lapse of time or both) a default under or result in any breach of, or result in the creation or imposition of any Lien upon any property of TILC pursuant to, (i) any law or regulation, or any order, judgment, decree, determination or award of any court or governmental authority or agency applicable to or binding on TILC or any of its properties, or (ii) the provisions of its certificate of incorporation or bylaws or (iii) any indenture, mortgage, contract or other agreement or instrument to which TILC is a party or by which TILC or any of its properties may be bound or affected except, with respect to clause (iii), where such contravention, default or breach would not reasonably be expected to materially adversely affect TILC's ability to perform its obligations under the TILC Agreements or any Sublease or Pledged Equipment Leases to which TILC is a party or materially adversely affect its financial condition or business;

            (d) there are no proceedings pending or, to the knowledge of TILC, threatened against TILC in any court or before any governmental authority or arbitration board or tribunal that, if adversely determined, would reasonably be expected to materially adversely affect TILC's ability to perform its obligations under the TILC Agreements or Subleases or Pledged Equipment Leases to which TILC is a party or materially adversely affect its financial condition or business;

            (e) TILC is not in violation of (x) any term of any charter instrument or bylaw or (y) in violation or breach of or in default under any other agreement or instrument to which it is a party or by which it or any of its property may be bound except in the case of clause (y) where such violation, breach or default would not reasonably be expected to materially adversely affect TILC's ability to perform its obligations under the TILC Agreements or materially adversely affect its financial condition or business. TILC is in compliance with all laws, ordinances, governmental rules, regulations, orders, judgments, decrees, determinations and awards to which it is subject, the failure to comply with which would reasonably be expected to have a material and adverse effect on its operations or condition, financial or otherwise, or would impair the ability of TILC to perform its obligations under the TILC Agreements, and has obtained all required licenses, permits, franchises and other governmental authorizations material to the conduct of its business;

            (f) no consent, approval or authorization of, or filing, registration or qualification with, or the giving of notice to, any trustee or any holder of indebtedness of TILC or any governmental authority on the part of TILC is required in the United States in connection with the execution and delivery by TILC of the TILC Agreements or any Sublease or Pledged Equipment Lease to which TILC is a party, or is required to be obtained in order for TILC to perform its obligations thereunder in accordance with the terms thereof, other than (i) as may be required under existing laws, ordinances, governmental rules and regulations to be obtained, given, accomplished or renewed at any time after the Closing Date in connection with the performance of its obligations under the TILC Agreements and which are routine in nature and are not normally applied for prior to the time they are required, and which TILC has no reason to believe will not be timely obtained or (ii) as may be required under the Operative Agreements in consequence of any transfer of ownership of the Equipment or the Pledged Equipment occurring after the Closing Date;

            (g) to the best knowledge of TILC, no casualty event or other event that may constitute an Event of Loss under the Lease or a Pledged Unit Event of Loss under the Collateral Agency Agreement has occurred as of the date of this Agreement with respect to any Unit or Pledged Unit delivered on the Closing Date;

            (h) (i) TRLTII has, and the TRLTII Bill of Sale to be delivered on the Closing Date shall convey to the Lessee, all legal and beneficial title to the Units which are being delivered on the Closing Date, free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) below with respect to the Existing Equipment Subleases, and in clauses (iii), (iv),
(v) and (viii) of the definition thereof), and such conveyance will not be void or voidable under any applicable law; (ii) TRLTII has, and the TRLTII Assignment to be delivered on the Closing Date shall assign to the Lessee, all legal and beneficial title to the Existing Equipment Subleases, free and clear of all Liens (other than Permitted Liens of the type described in clauses (ii), (iii), (iv), (v) and (viii) of the definition thereof), and such assignment will not be void or voidable under any applicable law; (iii) all of the Units being delivered on the Closing Date other than an immaterial amount shall be subject to sublease by the Sublessees under the Existing Equipment Subleases on rental and other terms which are no different, taken as a whole, from those for similar railcars in the rest of the TILC Fleet (iv) TRLTII shall have, and the TILC Pledged Equipment Bill of Sale to be delivered on the Closing Date shall convey to the Lessee, all legal and beneficial title to the Pledged Units which are being delivered on the Closing Date, free and clear of all Liens (other than Permitted Liens of the type described in clauses (ii), (iii), (iv) and (v) of the definition thereof), and such conveyance will not be void or voidable under any applicable law; (v) TRLTII shall have, and the TRLTII Pledged Equipment Assignment to be delivered on the Closing Date shall assign to the Lessee, all legal and beneficial title to the Existing Pledged Equipment Leases, free and clear of all Liens (other than Permitted Liens of the type described in clauses
(ii), (iii), (iv) and (v) of the definition thereof), and such assignment will not be void or voidable under any applicable law; and (vi) all of the Pledged Units shall be subject to lease by the Pledged Equipment Lessees under the Existing Pledged Equipment Leases on rental and other terms which are no different, taken as a whole, from those for similar railcars in the rest of the TILC Fleet;

            (i) (a) all sales, use or transfer taxes, if any, due and payable upon the sale of the Equipment and assignment of Existing Equipment Subleases by TRLTII to the Lessee on the Closing Date will have been paid or such transactions will then be exempt from any such taxes and TILC will cause any required forms or reports in connection with such taxes to be filed in accordance with applicable laws and regulations; and (b) all sales, use or transfer taxes, if any, due and payable upon the sale of the Pledged Equipment and assignment of Existing Pledged Equipment Leases by TRLTII to the Lessee will have been paid or such transactions will then be exempt from any such taxes and TRLTII will cause any required forms or reports in connection with such taxes to be filed in accordance with applicable laws and regulations;

            (j) all Units delivered on the Closing Date and all Pledged Units are substantially similar in terms of objectively identifiable characteristics that are relevant for purposes of the services to be performed by TILC under the Management Agreement to the equipment in the TILC Fleet;

            (k) in selecting the Units to be sold on the Closing Date to the Lessee pursuant to the TRLTII Bill of Sale and in selecting the Pledged Units to be sold to the Lessee pursuant to the TRLTII Pledged Equipment Bill of Sale, TRLTII has not discriminated against the Lessee in a negative fashion when such Units and Pledged Units are compared with the other equipment in the TILC Fleet;

            (l) the written information provided by TILC or TRLTII or on behalf of TRLTII in the Offering Circular does not contain any untrue statement of a material fact and does not omit a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; the assumptions and related financial information relating to the proposed business and operations of TILC and the Equipment which are contained in the Offering Circular have been prepared in good faith based upon information that TILC deems fair and reasonable, and there are no statements or conclusions therein which are based on or include information known to TILC to be misleading in any material respect or which fail to take into account material information known to TILC regarding the matters stated therein; certain information contained in the Offering Circular (e.g. statistical information relating to renewal and remarketing of railcars, potential increases in absolute or nominal railcar lease rates, anticipated utilization, and maintenance costs) is based on the historical experience of TILC; subject to the foregoing, there can be no assurance that past experience will be indicative of future performance with respect to these or other operating and marketing factors set forth in the Offering Circular;

            (m) Neither TILC nor TRLTII is in default under any Existing Equipment Subleases or Existing Pledged Equipment Leases (as applicable), and, to the best of TILC's and TRLTII's knowledge (as applicable), there are (i) no defaults by any Sublessee or Pledged Equipment Lessee thereunder existing as of the date hereof under the Existing Equipment Subleases or Existing Pledged Equipment Leases, except such defaults that are not payment defaults, except to a de minimus extent (but giving effect to any applicable grace periods) and are not material, (ii) no claims or liabilities arising as a result of the operation or use of any Unit described on Schedule 1-A hereto prior to the date hereof as to which the Lessor, as owner of the Units delivered on the Closing Date, would be liable and (iii) no claims or liabilities arising as a result of the operation or use of any Pledged Unit prior to the date hereof as to which the Lessee, as owner of the Pledged Units, would be liable (in each case, except for the ongoing maintenance obligations of the "lessor" provided for under full-service Subleases);

            (n) (i) the balance sheet of TILC as of March 31, 2003 and June 30, 2003, and the related statements of operations, stockholders' equity and cash flows for the periods then ended, and (ii) the balance sheet of TILC as of December 31, 2002 and the related statements of income and cash flows of TILC for the twelve month period ended on December 31, 2002, have been prepared in accordance with generally accepted accounting principles (except as may be stated in the notes thereto and except, with respect to interim financial statements, for yearend audit adjustments), consistently applied, and fairly set forth, in all material respects, the financial condition of TILC as of such dates and the results of their operations and cash flows for such periods;

            (o) Neither TILC nor TRLTII is engaged in the business of extending credit for the purposes of purchasing or carrying margin stock, and no proceeds of the Equipment Note or the Owner Participant's Commitment as contemplated by this Agreement and the other Operative Agreements will be used by TILC or TRLTII for a purpose which violates, or would be inconsistent with, Section 7 of the Securities Exchange Act of 1934, as amended, or Regulations T, U and X of the Federal Reserve System; terms for which meanings are provided in Regulations T, U and X of the Federal Reserve System or any regulations substituted therefor, as from time to time in effect, are used in this Section 3.6(q) with such meanings;

            (p) no Lease Default, Manager Default or event that, with the giving of notice, the passage of time or both, would constitute a Manager Default has occurred and is continuing;

            (q) since December 31, 2002, there has not occurred a material adverse change in the business, assets or condition (financial or otherwise) or results of operations of TILC and its consolidated subsidiaries, taken as a whole;

            (r) (i) each Unit and each Pledged Unit listed on Schedule 7-A attached hereto has successfully completed the bolster repair/replacement program prior to the Closing Date; (ii) each Unit and each Pledged Unit listed on Schedule 7-B attached hereto is required to participate in the bolster repair/replacement program after the Closing Date; (iii) the Units and Pledged Units listed on Schedules 7-A and 7-B accurately and completely list all of the Units and Pledged Units required to participate in the bolster repair/replacement program; (iv) the cash reserve of $252,000 established (and fully funded on the Closing Date) by TILC is adequate to cover all costs under the bolster repair/replacement program; (v) after due inspection, no condition exists with respect to any Unit or Pledged Unit that is reasonably likely to give rise to a defect (other than such defects addressed under the bolster repair/replacement program);

            (s) (i) none of the Units or the Pledged Units are subject to a purchase option under the terms of the applicable Sublease or Pledged Equipment Lease except for the Units and Pledged Units listed on Schedule 8-A attached hereto; (ii) except as set forth in Schedule 8-B attached hereto, each such purchase option is for fair market value (at the time of such purchase);

            (t) assuming the accuracy of the representations and warranties of the Initial Purchaser contained in the Certificate Purchase Agreement and its compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Pass Through Certificates to the Initial Purchaser and the offer, resale and delivery of the Pass Through Certificates by the Initial Purchaser in the manner contemplated by the Certificate Purchase Agreement and the Offering Circular (as defined in the Certificate Purchase Agreement), to register the Pass Through Certificates under the Securities Act or to qualify the Indentures under the Trust Indenture Act;

            (u) based on TILC's review of mileage/usage records with respect to the Affected Alberta PPSA Units (as defined in Section 6.13), the Affected Alberta PPSA Units when used in Canada have been used predominantly on the rails of Canadian National Railway Company and/or Canadian Pacific Railway Company

            (v) all written information provided by TILC or any Affiliate of TILC to the Appraiser with respect to the Units, the Pledged Units, the Subleases and the Pledged Equipment Leases (as described or listed on Schedules 1-A, 1-B, 1-C, and 1-D, respectively) is true to correct in all material respects. All written information provided by TILC or any Affiliate of TILC to Deloitte & Touche LLP with respect to the Subleases and the Pledged Equipment Leases (as described or listed on Schedules 1-C and 1-D, respectively) is true and correct in all material respects and accurately reflects the terms of the Subleases and the Pledged Equipment Leases. To the extent the written information referred to in this clause (v) was provided to the Appraiser, Deloitte & Touche LLP and the Arranger, in each case for their use in connection with their services on the date hereof rendered as contemplated hereby, such entities had been provided with the same written information (or relevant portions thereof).

         Section 3.7 Representations and Warranties of TRLTII. TRLTII represents and warrants to the Indenture Trustee, the Trust, the Owner Trustee and the Participants, as of the date hereof:

            (a) TRLTII is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, is duly licensed or qualified and in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its ability to carry on its business as now conducted or to execute, deliver and perform its obligations under the Partnership Documents to which it is or will be a party, has the power and authority to carry on its business as now conducted, and has the requisite power and authority to execute, deliver and perform its obligations under the TRLTII Agreements;

            (b) the TRLTII Agreements have been duly authorized by all necessary corporate action, executed and delivered by TRLTII, and (assuming the due authorization, execution and delivery by each other party thereto) constitute the legal, valid and binding obligations of TRLTII, enforceable against TRLTII in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

            (c) the execution, delivery and performance by TRLTII of each TRLTII Agreement and compliance by TRLTII with all of the provisions thereof do not and will not contravene (i) any law or regulation, or any order of any court or governmental authority or agency applicable to or binding on TRLTII or any of its properties, or (ii) the provisions of, or constitute a default by TRLTII under, its certificate of trust or trust agreement or (iii) any indenture, mortgage, contract or other agreement or instrument to which TRLTII is a party or by which TRLTII or any of its properties may be bound or affected;

            (d) there are no proceedings pending or, to the knowledge of TRLTII, threatened against TRLTII in any court or before any governmental authority or arbitration board or tribunal;

            (e) TRLTII is not in violation of any term of any (x) charter instrument or operating agreement or (y) any other agreement or instrument to which it is a party or by which it may be bound except in the case of clause (y) where such violation would not materially adversely affect TRLTII's ability to perform its obligations under the TRLTII Agreements or materially adversely affect its financial condition or business. TRLTII is in compliance with all laws, ordinances, governmental rules and regulations to which it is subject, the failure to comply with which would have a material and adverse effect on its operations or condition, financial or otherwise, or would impair the ability of TRLTII to perform its obligations under the TRLTII Agreements, and has obtained all licenses, permits, franchises and other governmental authorizations material to the conduct of its business; and

            (f) no consent, approval or authorization of, or filing, registration or qualification with, or the giving of notice to, any trustee or any holder of indebtedness of TRLTII or any governmental authority on the part of TRLTII is required (x) in connection with the execution and delivery by TRLTII of the TRLTII Agreements, or (y) to be obtained in order for TRLTII to perform its obligations thereunder in accordance with the terms thereof, other than in the case of clause (y) those which are routine in nature and are not normally applied for prior to the time they are required, and which TRLTII has no reason to believe will not be timely obtained; and

            (g) TRLTII is solvent and will not be rendered insolvent by the transactions contemplated by the Operative Agreements and, after giving effect to such transactions, TRLTII will not be left with an unreasonably small amount of capital with which to engage in its business, and TRLTII does not intend to incur, nor believes that it has incurred, debts beyond its ability to pay as they mature.

      Section 3.8 Representations and Warranties of the Pass Through Trustee. The Pass Through Trustee represents and warrants to the Trust, the Owner Trustee, the Indenture Trustee, the Policy Provider, the Owner Participant, TILC, TRLTII, Trinity and the Lessee that, as of the date hereof:

            (a) the Pass Through Trustee is a Delaware banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the full corporate power, authority and legal right under the laws of the State of Delaware pertaining to its banking, trust and fiduciary powers to execute, deliver and perform its obligations under the Pass Through Trustee Agreements and the Pass Through Documents to which it is a party;

            (b) this Agreement has been, and on the Closing Date, each of the other Pass Through Trustee Agreements will have been, duly authorized, executed and delivered by the Pass Through Trustee; this Agreement constitutes, and on the Closing Date, each of the other Pass Through Trustee Agreements will constitute, the legal, valid and binding obligations of the Pass Through Trustee, enforceable against the Pass Through Trustee in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

            (c) the execution, delivery and performance by the Pass Through Trustee of each of the Pass Through Trustee Agreements, the purchase by the Pass Through Trustee of the Equipment Note pursuant to this Agreement, and the issuance of the Pass Through Certificates pursuant to the Pass Through Trust Agreement, do not contravene any law, rule or regulation of any federal or Delaware governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Pass Through Trustee and do not contravene or result in any breach of, or constitute a default under, or in the case of clause
(ii) below, result in the creation or imposition of any Lien upon the Pass Through Trust Estate, (i) the Pass Through Trustee's charter documents or bylaws or (ii) any agreement or instrument to which the Pass Through Trustee is a party or by which it or any of its properties may be bound or affected;

            (d) neither the execution and delivery by the Pass Through Trustee of each of the Pass Through Trustee Agreements nor the consummation by the Pass Through Trustee of any of the transactions contemplated thereby, requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action with respect to, any federal or Illinois governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers;

            (e) there are no pending or, to its knowledge, threatened actions or proceedings against the Pass Through Trustee before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Pass Through Trustee to perform its obligations under any of the Pass Through Trustee Agreements;

            (f) the Pass Through Trustee is not in default under any Pass Through Trustee Agreement;

            (g) the Pass Through Trustee does not directly or indirectly control, and is not directly or indirectly controlled by or under common control with, the Owner Participant, the Owner Trustee, the Initial Purchasers, TILC, TRLTII or the Lessee;

            (h) the Pass Through Trustee is purchasing the Equipment Note for the purposes contemplated by the Operative Agreements and not with a view to the transfer or distribution of any Equipment Note to any other Person, except as contemplated by the Operative Agreements and the Pass Through Documents; and

            (i) except for the issue and sale of the Pass Through Certificates contemplated hereby and by the other Pass Through Trustee Agreements, the Pass Through Trustee has not directly or indirectly offered any Equipment Note or Pass Through Certificate or any interest in or to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, anyone other than the Owner Trustee and the Owner Participant, and the Pass Through Trustee has not authorized anyone to act on its behalf to offer directly or indirectly any Equipment Note, any Pass Through Certificate or any interest in and to the Trust Estate, the Trust Agreement or any similar interest related to this transaction for sale to, or to solicit any offer to acquire any of the same from, any Person other than the Owner Trustee and the Owner Participant.

      Section 3.9 Representations and Warranties of Trinity. Trinity represents and warrants to the Owner Participant, Trust, the Owner Trustee, the Indenture Trustee, the Pass Through Trustee and the Policy Provider that, as of the date hereof:

            (a) Trinity is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to carry on its business as now conducted;

            (b) Trinity has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, and the execution, delivery and performance by it thereof do not and will not contravene any law or regulation, or any order of any court or governmental authority or agency applicable to or binding on Trinity or any of its properties, or contravene the provisions of, or constitute a default under or breach of, or result in the creation or imposition of any Lien (other than the Lien granted to the Indenture Trustee under and pursuant to the Indenture) upon the Equipment, Pledged Equipment, Subleases, Pledged Equipment Leases or any other portion of the Trust Estate or Collateral under, its Certificate of Incorporation, bylaws or any indenture, mortgage, contract or other agreement or instrument to which Trinity is a party or by which it or any of its properties may be bound or affected;

            (c) this Agreement has been duly authorized by all necessary actions on the part of Trinity, does not require any approval not already obtained by Trinity or any approval or consent not already obtained of any trustee or holders of indebtedness or obligations of Trinity, has been, or on or before the Closing Date will be, duly executed and delivered by Trinity and (assuming the due authorization, execution and delivery by each other party thereto) constitutes, or will constitute, the legal, valid and binding obligations of Trinity, enforceable against Trinity in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

            (d) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery or performance by Trinity of this Agreement;

            (e) there are no pending or, to Trinity's knowledge, threatened actions or proceedings against Trinity before any court or administrative agency that would reasonably be expected to materially adversely affect Trinity's ability to perform its obligations under this Agreement;

            (f) since December 31, 2002, there has not occurred a material adverse change in the business, assets, condition (financial or otherwise) or results of operations of Trinity and its consolidated subsidiaries, taken as a whole; and

            (g) (i) the balance sheet of Trinity as of March 31, 2003 and June 30, 2003, and the related statements of operations, stockholders' equity and cash flows for the periods then ended, and (ii) the balance sheet of Trinity as of December 31, 2002 and the related statements of income and cash flows of Trinity for the twelve month period ended on December 31, 2002, have been prepared in accordance with generally accepted accounting principles (except as may be stated in the notes thereto and except, with respect to interim financial statements, for yearend audit adjustments), consistently applied, and fairly set forth, in all material respects, the financial condition of Trinity as of such dates and the results of their operations and cash flows for such periods.

      Section 3.10 Representations and Warranties of the Policy Provider. The Policy Provider represents and warrants to the Lessee, TILC, TRLTII, Trinity, the Owner Participant, Trust, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee that, as of the date hereof:

            (a) Organization and Licensing. The Policy Provider is a stock insurance corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin;

            (b) Corporate Power. The Policy Provider has the corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder;

            (c) Authorization; Approvals. All proceedings legally required for the execution, delivery and performance of this Agreement have been taken and all licenses, orders, consents or other authorizations or approvals of the Policy Provider's board of directors or stockholders or any governmental boards or bodies legally required for the enforceability of this Agreement have been obtained or are not material to the enforceability of this Agreement;

            (d) Enforceability. This Agreement constitutes, a legal, valid and binding obligation of the Policy Provider, enforceable in accordance with its terms, subject to (x) insolvency, liquidation, rehabilitation, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and (y) principles of public policy limiting the right to enforce the indemnification provisions contained therein and herein, insofar as such provisions relate to indemnification for liabilities arising under federal securities laws.

            (e) No Conflict. The execution by the Policy Provider of this Agreement will not, and the satisfaction of the terms hereof and thereof will not, conflict with or result in a breach of any of the terms, conditions or provisions of the certificate of incorporation or bylaws of the Policy Provider, or any restriction contained in any contract, agreement or instrument to which the Policy Provider is a party or by which it is bound, or constitute a default under any of the foregoing that would materially and adversely affect its ability to perform its obligations under this Agreement.

      Section 3.11 Opinion Acknowledgment. Each of the parties hereto, with respect to such party, expressly consents to the rendering by its counsel of the opinion referred to in Section 4.1 (e) and acknowledges that such opinion shall be deemed to be rendered at the request and upon the instructions of such party.

SECTION 4. CLOSING CONDITIONS.

      Section 4.1 Conditions Precedent to Investment by Each Participant. The obligation of each Participant to make the investment specified with respect to such Participant in Section 2 on the Closing Date shall be subject to the satisfaction or waiver of the following conditions precedent (except that the obligations of any Person shall not be subject to such Person's own performance or compliance):

            (a) Execution of Operative Agreements. On or before the Closing Date, this Agreement, the Trust Agreement, the Lease, the Lease Supplement in respect of the Units delivered on the Closing Date, the Indenture, the Indenture Supplement in respect of the Units delivered on the Closing Date, the Equipment Note, the Pass Through Documents, the Management Agreement, the Insurance Agreement, the Transfer and Assignment Agreement, the Pledged Equipment Transfer and Assignment Agreement, the Pledged Equipment Bill of Sale, the TRLTII Pledged Equipment Assignment, the TRLTII Bill of Sale, the TRLTII Assignment, the Bill of Sale, the Assignment, the Collateral Agency Agreement, the Administrative Services Agreement, and the OP Guaranty shall each be satisfactory in form and substance to such Participant, shall have been duly executed and delivered by the parties thereto (except that the execution and delivery of the documents referred to above (other than this Agreement) by a party hereto or thereto shall not be a condition precedent to such party's obligations hereunder), shall each be in full force and effect, and executed counterparts of each shall have been delivered to such Participant or its counsel on or before the Closing Date; and no event shall have occurred and be continuing that constitutes a Lease Default, a Manager Default, an Indenture Default or to the knowledge of any party hereto, an Event of Loss.

            (b) Recordation and Filing. On or before the Closing Date (except as expressly stated below), the Lessee shall have caused the Lease, the Lease Supplement, the Indenture and the Indenture Supplement (each in respect of Units delivered on the Closing Date), the Collateral Agency Agreement in respect of the Pledged Units delivered on the Closing Date, the Pledged Equipment Bill of Sale, the TRLTII Pledged Equipment Assignment, the TRLTII Bill of Sale, the Bill of Sale, the TRLTII Assignment and the Assignment to be duly filed, recorded and deposited in memorandum form with the STB in conformity with 49 U.S.C. Section 11301 and with the Registrar General of Canada pursuant to Section 105 of the Canada Transportation Act, and all necessary actions shall have been taken to cause publication of notice of such deposit in The Canada Gazette in accordance with said Section 105 and all appropriate Uniform Commercial Code financing statements and Personal Property Security Act filings in respect of the interests of the Owner Trustee, Collateral Agent and Indenture Trustee under the Operative Agreements to be delivered on the Closing Date and to be filed where necessary or reasonably advisable within 10 days after the Closing Date, and the Lessee shall furnish the Indenture Trustee, the Policy Provider, the Owner Trustee, the Collateral Agent and each Participant proof thereof. Without limiting the representations and warranties set forth in any Operative Agreement, by such recording or filing of the Lease (or a financing statement or similar notice thereof), the Owner Trustee and the Lessee are not acknowledging or implying that the Lease constitutes a "security agreement" or creates a "security interest" within the meaning of the Uniform Commercial Code in any applicable jurisdiction.

            (c) Representations and Warranties of the Lessee. On the Closing Date, the representations and warranties of the Lessee contained in Section 3.2 and Section 3.4(b) hereof shall be true and correct as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Trust, the Owner Trustee, the Indenture Trustee, the Policy Provider and the Participants shall have received an Officer's Certificate to such effect dated such date from the General Partner of the Lessee certifying to the foregoing matters, and the Lessee shall have \ performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Lessee on or before said date.

            (d) Representations and Warranties of the Owner Trustee. On the Closing Date, the representations and warranties of the Trust Company and the Owner Trustee contained in Section 3.1 and Section 3.4(a) shall be true and correct as of the Closing Date as though then made on and as of such date except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, the Indenture Trustee, the Policy Provider, TILC, TRLTII and the Participants shall have received an Officer's Certificate to such effect dated such date from the Trust Company (in respect of the Trust Company) and the Owner Trustee (in respect of the Owner Trustee), and the Trust Company and the Owner Trustee shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Trust Company and the Owner Trustee, respectively, on or before said date.

            (e) Opinions of Counsel. On the Closing Date, the Owner Trustee, the Indenture Trustee, the Policy Provider and each Participant shall have received the favorable written opinion of each of (i) Winston & Strawn LLP, special counsel for the Lessee, TILC, and TRLTII, (A) substantially in the form of Exhibit E-1 and (B) regarding certain other matters, (ii) counsel for the Lessee, TILC, TRLTII and Trinity (which counsel shall be the Vice President of Legal Affairs of Trinity), substantially in the form of Exhibit E-2, (iii) Shipman & Goodwin LLP, counsel to the Owner Trustee, substantially in the form of Exhibit E-3, (iv) Simpson, Thacher & Bartlett LLP, special counsel to the Owner Participant, substantially in the form of Exhibit E-4, (v) counsel of the Owner Participant (which counsel shall be the Associate Counsel and Assistant Secretary of the Owner Participant), substantially in the form of Exhibit E-5,
(vi) Morris, James, Hitchens & Williams LLP, special counsel to the Indenture Trustee, Collateral Agent and Pass Through Trustee substantially in the form of Exhibit E-6, (vii) Alvord & Alvord, special STB counsel, substantially in the form of Exhibit E-7, (viii) Blake, Cassels & Graydon LLP, special Canadian counsel, substantially in the form of Exhibit E-8, (ix) counsel for the Policy Provider (which counsel shall be the Assistant General Counsel of the Policy Provider), substantially in the form of Exhibit E-9 and (x) Haynes & Boone, LLP, special counsel for the Lessee, substantially in the form of Exhibit E-10.

            (f) Title. On the Closing Date, after giving effect to the transactions contemplated hereby, (i) the Trust shall have all legal and beneficial title to each Unit to be delivered on the Closing Date, free and clear of all Liens (other than the interests of Sublessees under Existing Equipment Subleases and other than Permitted Liens of the type described in clauses (iii), (iv) and (v) of the definition thereof) and (ii) the Trust shall have received all right, title and interest of the Lessee in and to the Existing Equipment Subleases, free and clear of all Liens (other than Permitted Liens of the type described in clauses (ii), (iii), (iv) and (v) of the definition thereof). In addition, (i) the Lessee shall have all legal and beneficial title to each Pledged Unit to be delivered on the Closing Date, free and clear of all Liens (other than Permitted Liens of the type described in clauses (ii), (iii), (iv) and (v) of the definition thereof), (ii) the Lessee shall have received all right, title and interest of TRLTII in and to the Existing Pledged Equipment Leases, free and clear of all Liens (other than Permitted Liens of the type described in clauses (ii), (iii), (iv) and (v) of the definition thereof) and
(iii) each Pledged

Equipment Lessee under an Existing Pledged Equipment Lease shall have been notified of the assignment thereof to the Lessee.

            (g) Bills of Sale; Assignments. On the Closing Date, each of the following documents shall each have been duly executed and delivered: (i) the TRLTII Bill of Sale and the Bill of Sale, in each case in form and substance reasonably satisfactory to the Lessee, the Owner Trustee, the Indenture Trustee, the Policy Provider and the Pass Through Trustee, dated such date and covering the Units to be delivered on such date, (ii) the TRLTII Assignment and the Assignment, in each case in form and substance reasonably satisfactory to the Lessee, the Owner Trustee, the Indenture Trustee, the Policy Provider and the Pass Through Trustee, dated such date covering the Existing Equipment Subleases,
(iii) the TRLTII Pledged Equipment Bill of Sale in form and substance reasonably satisfactory to the Lessee, the Owner Trustee, the Indenture Trustee, the Policy Provider and the Pass Through Trustee, dated such date and covering the Pledged Units to be delivered on such date, and (iv) the TRLTII Pledged Equipment Assignment in form and substance reasonably satisfactory to the Lessee, the Owner Trustee, the Indenture Trustee, the Policy Provider and the Pass Through Trustee, dated such date covering the Existing Pledged Equipment Leases.

            (h) Insurance Certificates. On or before the Closing Date, the Indenture Trustee, the Policy Provider and each Participant shall have received
(x) each certificate relating to insurance that is required pursuant to Section 12 of the Lease and Section 6.4 of the Collateral Agency Agreement and (y) certificates from a nationally recognized insurance broker substantially in the forms attached hereto as Exhibits A-1 and A-2 with respect to the public liability insurance required by Section 12.1 (b) of the Lease and Section 6.4 of the Collateral Agency Agreement.

            (i) Corporate, Partnership, Limited Liability Company and Other Organizational Documents. Each of the Participants shall have received such documents and evidence with respect to TILC, TRLTII, Trinity, the Lessee, the General Partner, the Limited Partner, the Owner Participant, the Pass Through Trustee, the Owner Trustee and the Indenture Trustee as the Participants may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement including corporate charters and by-laws and other organizational documents, certificates of incumbency and evidence of the taking of all corporate, limited partnership and other proceedings in connection herewith or therewith and compliance with the conditions herein or therein.

            (j) No Threatened Proceeding. No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Closing Date, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement, the Operative Agreements and the Pass Through Documents or the transactions contemplated hereby or thereby.

            (k) Representations and Warranties of the Owner Participant. On the Closing Date, the representations and warranties of the Owner Participant contained in Section 3.4(e) and Section 3.5 hereof shall be true and correct as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, TILC, TRLTII, the Indenture Trustee, the Policy Provider and the Pass Through Trustee shall have received an Officer's Certificate to such effect dated such date from the Owner Participant, and the Owner Participant shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Owner Participant on or before said date.

            (l) Notice of Delivery. The Indenture Trustee, the Policy Provider and the Participants shall have received the Notice of Delivery described in
Section 2.3(a).

            (m) Representations and Warranties of the Indenture Trustee. On the Closing Date, the representations and warranties of the Indenture Trustee contained in Section 3.3 hereof shall be true and correct as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, TILC, TRLTII, the Trust, the Owner Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from the Indenture Trustee, and the Indenture Trustee shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Indenture Trustee on or before said date.

            (n) No Illegality. No change shall have occurred after the execution and delivery of this Agreement in applicable law or regulations thereunder or interpretations thereof by regulatory authorities that, in the opinion of any Participant, the Policy Provider or their respective counsel, would make it illegal for such Participant or the Policy Provider, as the case may be, to enter into any transaction contemplated by the Operative Agreements or the Pass Through Documents.

            (o) Participants' Investments. (i) The Owner Participant shall have made available the Owner Participant's Commitment in the amount specified in, and otherwise in accordance with, Sections 2.2(a) and 2.3 and (ii) the Loan Participant shall have made available the Loan Participant's Commitment in the amount specified in, and otherwise in accordance with, Sections 2.2(b) and 2.3.

            (p) Consents. All approvals and consents of any trustees or holders of any indebtedness or obligations of the Lessee, TILC and TRLTII, if any, required to have been obtained in connection with the transactions contemplated by this Agreement and the other Operative Agreements shall have been duly obtained and be in full force and effect.

            (q) Governmental Actions. All actions, if any, required to have been taken on or prior to the Closing Date in connection with the transactions contemplated by this Agreement and the other Operative Agreements on the Closing Date shall have been taken by any governmental or political agency, subdivision or instrumentality of the United States, Canada and Mexico, and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on the Closing Date in connection with the transactions contemplated by this Agreement and the other Operative Agreements on the Closing Date shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect, on the Closing Date; provided, that the parties hereto agree that Lessee shall not be required to make any filings in Mexico with respect to the perfection of security interests in Mexico.

            (r) Financial Model. The Participants shall have received the financial model, including, without limitation, the projected cash flows and cash flow coverages satisfactory in form and substance to the Owner Participant.

            (s) Appointment of Representative. The Owner Trustee shall have authorized its representative, who shall be an individual designated by the Lessee and acceptable to the Owner Trustee, to accept the Units being delivered on the Closing Date from the Lessee and to deliver such Units to the Lessee. The Lessee shall have authorized its representative (who shall be the same individual designated by the Lessee under this Section 4.1(s)) to accept delivery of such Units from the Owner Trustee as Lessor pursuant to the Lease.

            (t) Solvency of the Lessee. The Lessee shall have furnished to the Participants and the Policy Provider an Officer's Solvency Certificate (substantially in the form attached hereto as Exhibit F) as to the solvency of the Lessee as of the Closing Date stating, among other things, that on the Closing Date (i) the Collection Account has a balance of $1,342,000.00 and (ii) the Lessee has funded the Liquidity Reserve Account and the Bolster Repair Account with $5,135,949.00 and $252,000 in cash, respectively.

            (u) Schedule of Subleases, Pledged Equipment Leases, Units and Pledged Units. The Participants, the Policy Provider and the Collateral Agent shall have received a schedule, certified by the Lessee and TRLTII, listing each Existing Equipment Sublease, the Sublessee under each thereof and the Units covered thereby. The Participants, the Policy Provider and the Collateral Agent shall have also received a schedule, certified by the Lessee and TRLTII , listing each Existing Pledged Equipment Lease, the Pledged Equipment Lessee under each thereof and the Pledged Units covered thereby.

            (v) Projected Coverage Ratio. The Manager shall have furnished to the Participants and the Collateral Agent that portion of the report provided for in Section 7.1 of the Management Agreement setting forth a Projected Coverage Ratio for the six-month period immediately succeeding the Closing Date of at least 1.21:1.00.

            (w) Representations and Warranties of TILC. On the Closing Date, the representations and warranties of TILC contained in Section 3.4(d) and Section
3.6 hereof shall be true and correct as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Trust, the Owner Trustee, the Indenture Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from TILC, and TILC shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by TILC on or before said date.

            (x) Representations and Warranties of TRLTII. On the Closing Date, the representations and warranties of TRLTII contained in Section 3.4(c) and
Section 3.7 hereof
shall be true and correct as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Trust, the Owner Trustee, the Indenture Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from TRLTII, and TRLTII shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by TRLTII on or before said date.

            (y) Representations and Warranties of the Pass Through Trustee. On the Closing Date, the representations and warranties of the Pass Through Trustee contained in Sections 3.4(f) and Section 3.8 hereof shall be true and correct as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, TILC, TRLTII, the Indenture Trustee, the Trust, the Owner Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from the Pass Through Trustee, and the Pass Through Trustee shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Pass Through Trustee on or before said date.

            (z) Representations and Warranties of Trinity. On the Closing Date, the representations and warranties of Trinity contained in Sections 3.4(g) and
Section 3.9 hereof shall be true and correct as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, TILC, TRLTII, the Indenture Trustee, the Trust, the Owner Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from Trinity, and Trinity shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by Trinity on or before said date.

            (aa) Representations and Warranties of the Policy Provider. On the Closing Date, the representations and warranties of the Policy Provider contained in Sections 3.4(h) and Section 3.10 hereof shall be true and correct as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, TILC, TRLTII, the Indenture Trustee, the Trust, the Owner Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from the Policy Provider, and the Policy Provider shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Policy Provider on or before said date.

            (bb) Taxes. All material Taxes have been paid in connection with the execution and delivery of this Agreement.

            (cc) Accountant's Letter. The Participants shall have received an accountant's letter from Deloitte & Touche LLP in form and substance reasonably satisfactory to each of them.

            (dd) Certificate Rating. On the Closing Date, the Certificates shall be rated "AAA" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and "Aaa" by Moody's Investors Service.

            (ee) Sublessee and Pledged Equipment Lessee Consents. The Lessee shall have obtained the consent to assignment from Sublessees under Existing Equipment Subleases and Pledged Equipment Lessees under Existing Pledged Equipment Leases, such consents to be in form and substance reasonably satisfactory to the Participants and the Policy Provider if not in the form attached hereto as Exhibit D, with respect to a percentage, acceptable to each Participant and the Policy Provider, of Existing Equipment Subleases relating to the Equipment and Existing Pledged Equipment Leases relating to the Pledged Equipment.

            (ff) Execution and Delivery of Other Agreements. The documents related to the Marks Company, the 2003-1B SUBI Certificate related to the Marks Company, the Other Participation Agreement and the Other Trust Agreement shall have been executed and delivered by the respective parties thereto.

            (gg) Delivery of Collection Procedures. TILC shall have provided a copy of its current collections procedures to the Policy Provider.

      Section 4.2 Additional Conditions Precedent to Investment by the Loan Participant. The obligation of the Loan Participant to fund the Loan Participant's Commitment and purchase and pay for the Equipment Note to be purchased by it pursuant to Sections 2.2(b) and 2.3 on the Closing Date shall be subject to the satisfaction or waiver of the following additional conditions precedent:

            (a) Equipment Note. The Equipment Note to be delivered on the Closing Date shall have been duly authorized, executed and delivered to the Loan Participant by a duly authorized officer of the Owner Trustee and duly authenticated by the Indenture Trustee.

            (b) Sale of Pass Through Certificates. The Pass Through Certificates shall have been sold to the Initial Purchasers pursuant to the Certificate Purchase Agreement.

            (c) Appraisal. The Pass Through Trustee, the Policy Provider and each Initial Purchaser shall have received the verification of value, useful life and estimated residual value prepared by the Appraiser in connection with the Appraisal.

      Section 4.3 Additional Conditions Precedent to Investment by the Owner Participant. The obligation of the Owner Participant to provide the funds specified with respect to it in Sections 2.2(a) and 2.3 on the Closing Date with respect to any Unit to be delivered on the Closing Date shall be subject to the satisfaction or waiver of the following additional conditions precedent:

            (a) Appraisal. On or before the Closing Date, the Owner Participant shall have received an opinion (the "Appraisal") of RailSolutions, Inc. (the "Appraiser"), satisfactory in form and substance to the Owner Participant (with a separate summary or other evidence of such Appraisal as it relates to fair market value and useful life being provided to the Rating Agency) provided that the Lessee makes no representation as to the fair market value, useful life, fair market rental value or estimated residual value of the Equipment, and the Lessee shall not be responsible for, or incur any liabilities as a result of, the contents of such Appraisal or report to which it relates or, except to the extent provided in the Tax Indemnity Agreement and except as to the written information provided by the Lessee or TILC to the Appraiser as set forth in
Section 3.2(dd) or 3.6(v).

            (b) Opinion with Respect to Certain Tax Aspects. On the Closing Date, the Owner Participant shall have received the opinion of Simpson Thacher & Bartlett LLP, addressed to the Owner Participant, in form and substance satisfactory to the Owner Participant, containing such counsel's favorable opinion with respect to such tax matters as the Owner Participant may reasonably request.

            (c) Absence of Change in Tax Laws. No Change in Tax Law shall have occurred which would cause an adverse change to the tax assumptions used to calculate Basic Rent, Stipulated Loss Values, Stipulated Loss Amounts, Termination Values, Termination Amounts and Early Purchase Price, unless the adjustment referred to in Section 2.6(a) is made to the Owner Participant's satisfaction.

            (d) Tax Indemnity Agreement. On or before the Closing Date, the Tax Indemnity Agreement shall be satisfactory in form and substance to the Owner Participant, shall have been duly executed and delivered by the Lessee and TILC, assuming due authorization, execution and delivery by the Owner Participant or one of its Affiliates, shall be in full force and effect.

            (e) Tax Shelter Registration. Each party hereto and their respective counsel shall have received (i) a copy of Form 8264 ("Application for Registration of a Tax Shelter) filed with the Internal Revenue Service on a protective basis; (ii) a copy of the Internal Revenue Service registration notice containing the registration number which the Internal Revenue Service issued in connection with such filing; and (iii) a written statement in compliance with Code Section 6111 and Temporary Treasury Regulation section 301.6111-IT Q/A53, each attached hereto on Exhibit G.

            (f) Equity Rating. On the Closing Date, the equity portion of Rent shall be rated at least BBB by S&P.

      Section 4.4 Conditions Precedent to the Obligation of TRLTII and the Lessee. The obligation of TRLTII with respect to the sale of the Units and the Pledged Units to the Lessee on the Closing Date, the obligation of the Lessee with respect to the sale of such Units to the Owner Trustee and the obligation of the Lessee to accept such Units under the Lease as of the Closing Date is subject to the satisfaction or waiver of the following conditions precedent:

            (a) Corporate Documents. On or before the Closing Date, the Lessee shall have received such documents and evidence with respect to the Participants, the Owner Trustee, the Pass Through Trustee and the Indenture Trustee as the Lessee may reasonably request in order to establish the authorization of the consummation of, or otherwise relating to the ability to consummate, the transactions contemplated by this Agreement and the other Operative Agreements, the taking of all corporate and other proceedings in connection therewith and compliance with the conditions herein or therein set forth.

            (b) Operative Agreements. On or before the Closing Date, the Operative Agreements shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than the Lessee, TILC and TRLTII), and an executed counterpart of each thereof shall have been delivered to the Lessee or its special counsel.

            (c) Representations and Warranties. On the Closing Date, the representations and warranties of each of the Owner Trustee, the Indenture Trustee and the Participants contained in Section 3 hereof shall be true and correct in all material respects as of the Closing Date as though made on and as of such date, and the Lessee shall have received an Officer's Certificate to such effect dated such date from each of the Owner Trustee as described in
Section 4.1(d), the Owner Participant as described in Section 4.1(k), the Indenture Trustee as described in Section 4.1 (m) and the Pass Through Trustee as described in Section 4.1(y).

            (d) Opinions of Counsel. On the Closing Date, the Lessee shall have received the opinions of counsel referred to in Section 4.1(e) (other than that set forth in clauses (i) and (ii) therein), addressed to the Lessee.

            (e) No Threatened Proceeding. No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Closing Date, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

            (f) No Illegality. No change shall have occurred after the execution and delivery of this Agreement in applicable law or regulations thereunder or interpretations thereof by regulatory authorities that, in the opinion of the Lessee or its counsel, would make it illegal for the Lessee to enter into any transaction contemplated by the Operative Agreements.

            (g) Participants' Investments. (i) The Owner Participant shall have made available the Owner Participant's Commitment in the amount specified in, and otherwise in accordance with, Sections 2.2(a) and 2.3 and (ii) the Loan Participant shall have made available the Loan Participant's Commitment in the amount specified in, and otherwise in accordance with, Sections 2.2(b) and 2.3.

            (h) Absence of Change in Tax Laws. No Change in Tax Law shall have occurred which would cause an increase in the net present value (expressed as a percentage of Total Equipment Cost) of the Basic Rent (discounted monthly at a rate per annum equal to the Debt Rate) to exceed 100 basis points.

            (i) No Adverse Accounting Treatment. The Lessee shall not have been advised by its independent accountants that the Lessee or its affiliates will not be afforded "off-balance sheet" accounting treatment with respect to the Lease and the transactions contemplated by the Operative Agreements; provided, that the Lessee shall not have deliberately caused the loss of "off-balance sheet" accounting treatment to provoke non-satisfaction of such condition precedent pursuant to this Section 4.4(i).

SECTION 5. FINANCIAL AND OTHER REPORTS OF THE LESSEE, TILC AND TRINITY.

      Each of the Lessee, TILC and Trinity agrees during the Lease Term and (if longer, in the event that the Lessee has assumed all of the rights and obligations of the Lessor under the Indenture in respect of the Equipment Notes) so long as any Equipment Note remains outstanding, that it will furnish or cause to be furnished directly to the Policy Provider, the Rating Agency and each Participant the following:

            (a) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year, a balance sheet of the Lessee, TILC and Trinity as at the end of such quarter, together with the related consolidated statements of income and cash flows of the Lessee, TILC and Trinity for the period beginning on the first day of such fiscal year and ending on the last day of such quarter, setting forth in each case (except for the balance sheet) in comparative form the figures for the corresponding periods of the previous fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles;

            (b) as soon as available and in any event within 120 days after the last day of each fiscal year, a copy of the Lessee's, TILC's and Trinity's audited annual report covering the operations of the Lessee, TILC and Trinity, respectively, including a balance sheet and related statements of income and retained earnings and statement of cash flows of the Lessee, TILC and Trinity, respectively, for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles applied on a consistent basis, which statements will have been certified by a firm of independent public accountants of recognized national standing selected by the Lessee, TILC and Trinity, respectively;

            (c) within the time period prescribed in paragraph (a) above, a certificate, signed by the Treasurer or principal financial officer of the General Partner, (i) to the effect that such officer is not aware (without any obligation of due inquiry), as of the date of such certificate, of any Lease Default, and if a Lease Default shall exist, specifying such Lease Default, the nature and status thereof and what action Lessee is taking or plans to take with respect thereto and (ii) setting forth the Historical Coverage Ratio and the Projected Coverage Ratio as of the last Business Day of the immediately preceding calendar quarter;

            (d) within the time period prescribed in paragraph (b) above, a certificate, signed by the Treasurer or principal financial officer of the General Partner, (i) to the effect that such officer has reviewed the Operative Agreements and activities and records of the Lessee during the immediately preceding fiscal year and that, after due inquiry, such officer is not aware, as of the date of such certificate, of any Lease Default, and if a Lease Default shall exist, specifying such Lease Default, the nature and status thereof and what action Lessee is taking or plans to take with respect thereto,
(ii) setting for the Historical Coverage Ratio and the Projected Coverage Ratio as of the last Business Day of the preceding fiscal year, and (iii) setting forth in summary terms the Lessee's compliance with Section 8.3 of the Lease as to new Subleases entered into by the Lessee, and sub-subleases entered into by any Sublessee, during such fiscal year, including without limitation as to whether such new Subleases are subject and subordinate to the terms of the Lease;

            (e) promptly after obtaining knowledge thereof, notice of any pending or threatened action, suit or proceeding against or affecting the Lessee or any property of the Lessee which action, suit or proceeding could reasonably be expected to have a material adverse effect on the Lessee or on the interests of the Lessor, Owner Trustee, Indenture Trustee, Pass Through Trustee or any Participant under the Operative Agreements or the Pass Through Documents;

            (f) within the time periods presented in Section 7 of the Management Agreement, each of the reports referred to therein delivered by the Manager to the Lessee; and

            (g) promptly after request therefor, such additional information with respect to the financial condition or business of the Lessee as the Owner Participant, the Indenture Trustee or the Policy Provider may from time to time reasonably request.

SECTION 6. CERTAIN COVENANTS OF THE PARTICIPANTS, THE TRUSTEES AND THE LESSEE.

      Section 6.1 Restrictions on Transfer of Beneficial Interest. The Owner Participant agrees that it shall not, directly or indirectly, sell, convey, assign, pledge, mortgage or otherwise transfer all or any part of the Beneficial Interest (collectively, for purposes of this Section 6.1, a "transfer") prior to the expiration or earlier termination of the Lease Term without the Lessee's and, so long as any Equipment Notes are outstanding, the Indenture Trustee's prior written consent; provided that no such consent shall be required if the following conditions are satisfied (it being understood that the Indenture Trustee's consent shall not be required for any waiver of the conditions set forth in clauses (b) or (k) below):

            (a) the Person to whom such transfer is to be made (a "Transferee") is not bankrupt or insolvent and, so long as no Lease Event of Default is continuing, is (i) an institutional or corporate investor with tangible net worth or, in the case of a bank or lending institution, combined capital and surplus at the time of such transfer, of at least $75,000,000, determined in accordance with generally accepted accounting principles, as of the date of such transfer, or (ii) an Affiliate of an institutional or corporate investor that satisfies the requirements set forth in clause (i) above if such investor guarantees pursuant to a guaranty in form and substance reasonably satisfactory to the Lessee the obligations of the Owner Participant under the Operative Agreements assumed by such Affiliate as required herein or (iii) an Affiliate of the Owner Participant; provided that in the event of a transfer pursuant to clause (iii) which does not qualify under clauses (i) or (ii), the Owner Participant shall remain liable for all of its obligations under this Agreement and the other Operative Agreements;

            (b) neither the Transferee nor any of its Affiliates shall compete (directly or indirectly) (other than as a passive investor or loan participant in the financing of equipment or facilities used in railcar leasing) with the Lessee or TILC (unless such non-competition requirement has been waived in writing by the Lessee and TILC) in any respect material to the full service railcar leasing business of the Lessee or TILC; provided that this clause (b) shall not apply (i) to any Transferee that is an Affiliate of the Owner Participant and (ii) in the event that a Lease Event of Default shall have occurred and be continuing;

            (c) each of the Indenture Trustee, the Owner Trustee, the Lessee and the Policy Provider shall have received 10 days prior written notice of such transfer specifying the name and address of any proposed Transferee and such additional information as shall be reasonably necessary to determine whether the proposed transfer satisfies the requirements of this Section 6.1;

            (d) such Transferee enters into an agreement (i) in the form attached hereto as Exhibit C or (ii) otherwise in form and substance reasonably satisfactory to each of the Lessee (so long as no Lease Event of Default is continuing) and the Owner Trustee and not reasonably objected to by the Indenture Trustee whereby such Transferee confirms that it shall be deemed a party to this Agreement and each other Operative Agreement to which the transferring Owner Participant is a party, and agrees to be bound by all the terms of, and to undertake all of the obligations and liabilities of the transferring Owner Participant contained in, this Agreement and such other Operative Agreements and in which the Transferee shall make representations and warranties comparable to those of the Owner Participant contained herein and therein;

            (e) an opinion of counsel of the Transferee (which counsel shall be reasonably acceptable to the Lessee (so long as no Lease Event of Default is continuing), the Indenture Trustee and the Policy Provider), confirming (i) the existence, corporate power and authority of, and due authorization, execution and delivery of all relevant documentation by, the Transferee, (ii) that each agreement referred to in Section 6.1(d) above is the legal, valid, and binding obligation of the Transferee, enforceable against the Transferee in accordance with its terms (subject to customary qualifications as to bankruptcy and equitable principles) and (iii) compliance of the transfer with applicable requirements of federal securities laws and securities laws of the Transferee's domicile, shall be provided, prior to such transfer, to each of the Lessee (so long as no Lease Event of Default is continuing) and the Indenture Trustee, which opinion shall be in form and substance reasonably satisfactory to the Lessee (so long as no Lease Event of Default is continuing) and the Indenture Trustee;

            (f) except as specifically consented to in writing by each of the Lessee, the Owner Trustee, the Pass Through Trustee, the Indenture Trustee and the Policy Provider, the terms of the Operative Agreements shall not be altered;

            (g) after giving effect to such transfer, the Beneficial Interest shall be held by not more than two Persons in the aggregate, except if such transfer occurs after the occurrence and during the continuance of a Lease Event of Default;

            (h) all reasonable expenses of the parties hereto (including, without limitation, reasonable legal fees and expenses of special counsel) incurred in connection with each transfer of such Beneficial Interest shall be paid by the transferring or transferee Owner Participant, except if such transfer occurs after the occurrence and during the continuance of a Lease Event of Default, provided that the Lessee shall not be obligated to pay such expenses to the extent that after giving effect to such transfer, the Beneficial Interest is held by more than two Persons;

            (i) such transfer either (i) does not involve the use of any funds which constitute assets of an employee benefit plan subject to Title I of ERISA or Section 4975 of the Code or (ii) if clause (i) is not applicable, will not constitute a non-exempt prohibited transaction under Section 406(a)(1)(A) through (D) of ERISA or Section 4975(c)(1)(A) through (D) of the Code;

            (j) as a result of and following such transfer, no Indenture Default attributable to the Owner Participant or the Owner Trustee shall have occurred and be continuing;

            (k) unless a Lease Event of Default shall have occurred and is continuing, the transfer does not involve the sale of the stock of any Owner Participant, the sole asset of which is all or a portion of the Beneficial Interest, to, or the merger of any such Owner Participant with or into, any Person which is a competitor of the Lessee or TILC as described in Section 6.1(b), provided that the Lessee may waive this requirement in writing;

            (l) the Transferee (i) is a U.S. Person, provided that the Transferee is not a partnership, other flow through entity, or a disregarded entity, unless such Transferee is owned solely by one or more U.S. Persons or
(ii) is engaged in a United States trade or business for purposes of Subtitle A, Chapter 1, Subchapter N of the Code and its acquisition of such Beneficial Interest is effectively connected with such trade or business; and

            (m) the Owner Participant shall deliver to the Lessee an Officer's Certificate certifying as to compliance with the transfer requirements specified in clauses (a), (g), (i), (j) and (l) above.

      Upon any such transfer (i) except as the context otherwise requires, such Transferee shall be deemed the "Owner Participant" for all purposes, and shall enjoy the rights and privileges and perform the obligations of the Owner Participant to the extent of the interest transferred hereunder and under each other Operative Agreement to which the Owner Participant is a party, and, except as the context otherwise requires, each reference in this Agreement and each other Operative Agreement to the "Owner Participant" shall thereafter be deemed to include such Transferee for all purposes to the extent of the interest transferred, and (ii) the transferor, except to the extent provided in Section 6.1(1) hereof and except in the case of a transfer to a Transferee described in the proviso to Section 6.1(a)(iii) hereof, shall be released from all obligations hereunder and under each other Operative Agreement to which such transferor is a party or by which such transferor is bound solely to the extent such obligations are expressly assumed by a Transferee; and provided, further, that in no event shall any such transfer or assignment waive or release the transferor from any liability on account of any breach existing prior to such transfer of any of its representations, warranties, covenants or obligations set forth herein or in any of the other Operative Agreements or for any fraudulent or willful misconduct. No Transferee shall be entitled to reimbursement by the Lessee under Section 7.1 or 7.2 or by TILC under Section 7.3 for any amount that would exceed the amount that would have been payable by the Lessee or

TILC, as applicable, to the original Owner Participant, as a result of the Transferee engaging in a business or activity not generally conducted by other institutional or corporate investors in lease transactions. The Owner Participant hereby acknowledges and agrees (and each Transferee by virtue of any transfer shall be deemed to have acknowledged and agreed) to the terms of the Collateral Agency Agreement. Each Transferee agrees to provide to the Lessee as soon as practicable after the transfer of the Beneficial Interest to such Transferee a copy of the agreement and opinion delivered in connection with such transfer in accordance with the terms of Sections 6.1(d) and (e) if at the time of such transfer there shall have existed a Lease Event of Default.

      The Lessee agrees to provide notice to the Rating Agency of any proposed transfer by an Owner Participant no later than ten (10) days after Lessee's receipt of notice of such proposed transfer from an Owner Participant.

      Section 6.2 Lessor's Liens Attributable to the Owner Participant. The Owner Participant hereby unconditionally agrees with and for the benefit of each of the other parties to this Agreement that the Owner Participant shall not directly or indirectly create, incur, assume or suffer to exist any Lessor's Lien attributable to the Owner Participant on or against all or any portion of the Trust Estate, the Indenture Estate or the Equipment or Subleases, and the Owner Participant agrees that it shall, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full any such Lessor's Lien; provided that the Owner Participant may contest any such Lessor's Lien in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of any portion of the Trust Estate, the Indenture Estate, the Equipment or the Subleases or any interest therein or interference with the use, operation, or possession of the Equipment or any portion thereof by the Lessee under the Lease or the rights of the Indenture Trustee under the Indenture.

      Section 6.3 Lessor's Liens Attributable to Trust Company. Trust Company hereby unconditionally agrees with and for the benefit of each of the other parties to this Agreement that it shall not directly or indirectly create, incur, assume or suffer to exist any Lessor's Lien attributable to it on or against all or any portion of the Trust Estate or the Equipment, the Trust Company agrees that it shall, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full any such Lessor's Lien; provided that the Trust Company may contest any such Lessor's Lien in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of any portion of the Trust Estate or the Equipment or any interest therein or interference with the use, operation, or possession of the Equipment or Pledged Equipment or any portion thereof by the Lessee under the Lease or the right of the Indenture Trustee under the Indenture.

      Section 6.4 Liens Created by the Indenture Trustee and the Loan
Participant.

            (a) The Indenture Trustee, in its individual capacity, covenants and agrees with each of the Lessee, the Owner Trustee, the Owner Participant, the Loan Participant and the Policy Provider that it shall not cause or permit to exist any Lien on or against all or any portion of the Equipment, the Pledged Equipment, the Trust Estate or the Indenture Estate arising as a result of (i) claims against the Indenture Trustee in its individual capacity not related to its interest in the Equipment, the Pledged Equipment and the Trust Estate, or to the administration of the Indenture Estate pursuant to the Indenture, (ii) acts of the Indenture Trustee in its individual capacity not contemplated by, or failure of the Indenture Trustee to take any action it is expressly required to perform by, any of the Operative Agreements,
(iii) claims against the Indenture Trustee attributable to the actions of the Indenture Trustee in its individual capacity relating to Taxes or expenses that are not indemnified against by the Lessee pursuant to Section 7 or (iv) claims against the Indenture Trustee arising out of the transfer by the Indenture Trustee of all or any portion of its interest in the Equipment, the Pledged Equipment, the Indenture Estate or the Operative Agreements, other than a transfer permitted by the Operative Agreements and with respect to which the Indenture Trustee will, at its own cost and expense (and without any right of reimbursement from any other party hereto), promptly take such action as may be necessary duly to discharge any such Lien.

            (b) The Loan Participant covenants and agrees with each of the Lessee, the Owner Trustee, the Owner Participant and the Indenture Trustee that the Loan Participant shall not cause or permit to exist any Lien on or against all or any portion of the Equipment, the Pledged Equipment, the Trust Estate or the Indenture Estate arising as a result of (i) claims against the Loan Participant not related to its interest in the Equipment, the Pledged Equipment and the Trust Estate, (ii) acts of the Loan Participant not contemplated by, or failure of the Loan Participant to take any action it is expressly required to perform by, any of the Operative Agreements, (iii) claims against the Loan Participant relating to Taxes or expenses that are not indemnified against by the Lessee pursuant to Section 7, or (iv) claims against the Loan Participant arising out of the transfer by the Loan Participant of all or any portion of its interest in the Equipment, the Pledged Equipment, the Indenture Estate or the Operative Agreements, other than a transfer permitted by the Operative Agreements and with respect to which the Loan Participant will, at its own cost and expense (and without any right of reimbursement from the Lessee), promptly take such action as may be necessary duly to discharge any such Lien.

      Section 6.5 Covenants of Owner Trustee, Owner Participant and Indenture Trustee. Each of the Owner Participant and Trust Company, in its individual and trust capacities, hereby agrees, as to its own actions only and severally and not jointly, with (a) the Loan Participant and the Indenture Trustee (so long as the Equipment Notes remain outstanding), not to amend, supplement, or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of the Loan Participant or the Indenture Trustee without the prior written consent of such party and (b) with the Lessee, not to terminate or revoke the Trust Agreement or the trust created by the Trust Agreement prior to the payment in full and discharge of the Equipment Notes and all other indebtedness secured by the Indenture and the final discharge thereof. Each of the Trust Company and the Indenture Trustee agrees, for the benefit of the Lessee and the Owner Participant, to comply with the provisions of the Indenture and not to amend, supplement, or otherwise modify any provision of the Indenture except in the manner provided in Article IX thereof. Notwithstanding anything to the contrary contained herein or in any of the other Operative Agreements, the Indenture Trustee's obligation to take or refrain from taking any actions, or to use its discretion (including, but not limited to, the giving or withholding of consent or approval and the exercise of any rights or remedies under such Operative Agreement), and any liability therefor, shall, in addition to any other limitations provided herein or in any of the other Operative Agreements, be limited by the provisions of the Indenture.

      Section 6.6 Information. At any time when TILC or Trinity is not subject to Section 13 or 15(d) of the Exchange Act, TILC and Trinity will promptly furnish or cause to be furnished to the Initial Purchaser and, upon request of holders and prospective purchasers of the Pass Through Certificates, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Pass Through Certificates pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Pass Through Certificates.

      Section 6.7 Certain Representations, Warranties and Covenants. The Lessee hereby confirms, for the benefit of each other party hereto, its representations, warranties and covenants in Article 6 of the Collateral Agency Agreement, which are hereby incorporated in this Agreement by this reference as fully as if set forth herein in their entirety.

      Section 6.8 Covenants of the Manager. The Manager hereby confirms, for the benefit of each other party hereto, the covenants in Article 7 of the Management Agreement, which are hereby incorporated in this Agreement by this reference as fully as if set forth herein in their entirety.

      Section 6.9 Lessee's Purchase in Certain Circumstances.

            (a) If (A) the Owner Participant or any Affiliate thereof is or acquires, is acquired by, merges or otherwise consolidates with any company or Affiliate thereof who would not be an eligible "Transferee" by reason of Section 6.1(b) (and, in the case of an Affiliate, such entity continues to be an Affiliate of the Owner Participant after such acquisition, merger or consolidation), or (B) the Lessee shall have requested a waiver pursuant to
Section 12.3(c) of the Lease and the Lessor and the Owner Participant shall have refused to grant such waiver or shall have granted such waiver but shall have refused to further waive the requirement that amounts be deposited in the Special Insurance Reserves Account pursuant to the Collateral Agency Agreement in connection with the granting of the initial waiver, or (C) the Lessee shall have elected to purchase, or arrange a purchase of, the Beneficial Interest pursuant to Section 22.1 of the Lease, the Lessee may elect either to:

                  (i) keep the Lease and the Equipment Notes in place and require that the Owner Participant, and the Owner Participant agrees to, transfer its Beneficial Interest in accordance with the terms of Section 6.1 (other than provisions of Sections 6.1(a), (b), (i), (1) and (m)) to the Lessee or such other transferee as the Lessee may designate (such transfer to occur on a Determination Date which is designated by the Lessee by written notice to the Owner Participant not less than 60 days prior to such Determination Date) at a purchase price (the "Beneficial Interest Purchase Price") equal to (1) the Equity Portion of Termination Amount as of the date of such transfer, plus (2) in the case of clause (B) above, the excess, if any, of the Fair Market Sales Value of the Equipment calculated as of such date over the Termination Value as of such date, plus (3) the Equity Portion of Basic Rent accrued and unpaid therefor as of the date of such transfer (exclusive of any Basic Rent payable on such date), plus (4) without duplication or limitation of any amount under clauses (1) to (3) above, the sum of the Accumulated Equity Deficiency Amount and Late Payment Interest related thereto, plus (5) without duplication or limitation of any amount under clauses (1) to
(4) above, that portion of Supplemental Rent due and unpaid on such date that is payable to the Owner Participant; provided, however, that, without regard to such Owner Participant's obligations under the Operative Agreements relating to the period prior to such transfer, any transfer of the Beneficial Interest pursuant to this Section 6.9 shall be without additional representations or warranties of or other liabilities or obligations on such Owner Participant other than those expressly set forth in the Owner Participant Agreements; provided, further, that in case such Owner Participant holds less than 100% of the Beneficial Interest (after excluding any Beneficial Interests held by the Lessee, TILC or any Affiliate of either thereof), the purchase price for such Owner Participant's Beneficial Interest shall be equal to (x) (i) the sum of the amounts calculated under clauses (1), (2), (3) and (4) above multiplied by (ii) a fraction equal to the portion such Owner Participant's Beneficial Interest bears to 100% of the Beneficial Interests, plus (y) without duplication or limitation of any amount under clause (x) above, that portion of Supplemental Rent due and unpaid on such date that is payable to such Owner Participant; or

                  (ii) on a Determination Date which is designated by the Lessee by written notice to the Owner Trustee and the Indenture Trustee not less than 60 days prior to such Determination Date, purchase all of the Equipment for a purchase price equal to (I) the aggregate Termination Amounts for all Units calculated as of such Determination Date, plus (II) in the case of clause (B) of the lead paragraph of this Section 6.9(a), the excess, if any, of the Fair Market Sales Value of the Equipment calculated as of such date over the Termination Value as of such Determination Date, plus (III) without duplication or limitation, all other amounts due and owing by the Lessee under the Operative Agreements with respect to the Equipment, including, without limitation, all accrued and unpaid Basic Rent therefor as of such Determination Date (exclusive of any Basic Rent payable on such date), Make-Whole Amount then payable on the Equipment Notes pursuant to Section 2.10(c) of the Indenture with respect to the Equipment and Late Payment Premium, if any, due and owing under the Operative Agreements with respect to the Equipment so that, after receipt and application of all such payments, (i) the Owner Participant shall be entitled under the terms of the Collateral Agency Agreement to receive, and does receive, in respect of all such Units, the sum of the Accumulated Equity Deficiency Amount (without duplication of any amount provided under clauses (I) - (III) above) and Late Payment Interest related thereto and any other amounts of Supplemental Rent due and unpaid on such Determination Date that are payable to the Owner Participant and (ii) all principal of and interest and Premium, if any, on the Equipment Notes shall have been paid.

            (b) If the Lessee elects to exercise the option to purchase the Equipment (as opposed to such Owner Participant's Beneficial Interest) as provided in Section 6.9(a), the Lessee shall, as the purchase price therefor, pay the purchase price as specified in Section 6.9(a)(ii) with respect to the Equipment, together with all other amounts due and owing by the Lessee under the Operative Agreements, and, without duplication, all Policy Provider Amounts and Policy Provider Reimbursement Costs due and owing to the Policy Provider.

            (c) In connection with any purchase of the Equipment under this
Section 6.9, the Lessee will make the payments required by Section 6.9(a)(ii) and 6.9(b) in immediately available funds against delivery of a bill of sale transferring and assigning to the Lessee all right, title and interest of the Lessor in and to the Equipment on an "as-is" "where-is" basis and containing a warranty with respect to the absence of any Lessor's Lien. In such event, the costs of preparing the bill of sale or other transfer documents and all other documentation relating to such purchase and the costs of any necessary filings related thereto will be borne by the Lessee.

            If the Lessee shall fail to fulfill its obligations under Sections 6.9(b) and (c), all of the Lessee's obligations under the Lease and the Operative Agreements, including, without limitation, the Lessee's obligation to pay installments of Rent, with respect to the Equipment shall continue.

      Section 6.10 Owner Participant as Affiliate of Lessee. If at any time the original or any successor Owner Participant shall be an Affiliate of the Lessee or TILC, such Owner Participant and the Lessee agree that, notwithstanding
Section 9.5(b) of the Indenture (but without limiting the rights of the Indenture Trustee or the Control Party under the Indenture, including, without limitation, the rights of the Indenture Trustee to exercise and enforce the rights of the Owner Trust as set forth in the Indenture), such Owner Participant will not vote its Beneficial Interest in any respect if there is another Owner Participant not affiliated with the Lessee, and, if there is no such Owner Participant not affiliated with the Lessee, such Owner Participant will not vote its Beneficial Interest to modify, amend or supplement any provision of the Lease or this Agreement or give, or permit the Owner Trustee to give, any consent, waiver, authorization or approval thereunder if any such action could reasonably be expected to adversely affect the Indenture Trustee, any holder of an Equipment Note or the Policy Provider unless such action shall have been consented to by the Indenture Trustee.

      Section 6.11 Records; U.S. Income Tax Information. Each of the Lessee and TILC covenants that it will maintain or cause to be maintained and retain factual records (to the extent such records are maintained by the Lessee and TILC respectively, any sublessee, or any trustee for or Affiliate of any thereof, in the ordinary course of their respective businesses) to enable the Owner Participant to prepare required United States federal, state and local tax returns. Upon request of the Owner Participant, the Lessee and TILC, respectively, shall deliver such records to the Owner Participant at the expense of the Lessee. In addition, as soon as practicable, the Lessee and TILC, respectively, shall provide or cause to be provided (at the expense of the Lessee) to the Owner Participant such information (in form and substance reasonable satisfactory to the Owner Participant) as the Owner Participant may reasonably request from and as shall be reasonably available to the Lessee and TILC, respectively, to enable the Owner Participant to fulfill its tax return filing obligations, to respond to requests for information, to verify information in connection with any income tax audit and to participate effectively in any tax contest. Such information may include, without limitation, information as to the location of and use of the Equipment from time to time (to the extent such information is available on the basis of the records regularly maintained by the Lessee and TILC, respectively, any sublessee, or any trustee for or Affiliate of any thereof, in the ordinary course of their respective businesses).

      Section 6.12 Mexico Filings. (a) In the event that the Owner Participant or Policy Provider determines, in the exercise of its reasonable judgment, that, by reason of any action, suit, claim, proceeding, entry of any judgment or similar remedy, or the assertion of any Lien or other encumbrance, against any Unit, the Trust, the Owner Trustee or the Owner Participant, it is prudent to cause the granting of a security interest and pledge under Mexican law and any appropriate perfection, filing or analogous actions in respect thereof, then (a) the Lessee shall engage legal counsel qualified under the laws of Mexico to (x) prepare appropriate documentation and instruments (including a pledge and security agreement) for purposes of evidencing a grant by the Owner Trust in favor of the Indenture Trustee of a security interest in and pledge of in all of its Units then subject to Subleases with Mexican Sublessees, causing the perfection (or analogous filings and other actions) with respect to such grant of a security interest and pledge, causing the registration in Mexico with the Mexican Railroad Registry or other comparable governmental authority or registry (as deemed appropriate by such Mexican counsel) of the Owner Trustee's ownership in such Units then subject to Subleases with Mexican Sublessees and of such security interest and pledge, and any assignments of any of the foregoing, (y) deliver to the Owner Trustee, Indenture Trustee and Policy Provider an opinion of counsel with respect to the matters described in this Section 6.12, and (z) prepare such other documentation and instruments, and cause any other filings or registrations, as may be deemed advisable by such Mexican counsel or counsel for the Owner Trustee, Indenture Trustee or Policy Provider for purposes of protecting the interests of the Owner Trustee, the Indenture Trustee and the Policy Provider in such Units and (b) the Owner Trustee and the Indenture Trustee shall cooperate with the Lessee and the Policy Provider in connection with the preparation of the documentation and instruments described in clause
(a) and all filings, registrations and other related actions and shall execute, and deliver such documentation and instruments, together with any additional documentation or instruments deemed necessary or appropriate by Mexican counsel for purposes of evidencing, recording, registering or perfecting the interests purported to be covered thereby, all at the sole cost and expense of the Lessee, the documents referred to in clauses (a) and (b) above to be in form and substance reasonably satisfactory to the Policy Provider (it being understood that the Lessee, or the Manager pursuant to agreement with the Lessee (provided that such amounts paid by the Manager shall not constitute amounts in respect of Reimbursable Services or Operating Expenses or other amounts to which the Manager shall be entitled to reimbursement pursuant to the Operative Agreements), shall pay all such costs and expenses, including without limitation the cost and expense of Mexican counsel, the cost and expense of separate legal counsel for the Owner Trustee, for the Indenture Trustee and for the Policy Provider in connection with the preparation, review, negotiation, filing and registration of, and other actions contemplated hereby with respect to, such documentation and instruments and the cost and expense of translating any such documentation or instruments into Spanish or English, as applicable, out of its own funds and not from any CAA Account, unless the Policy Provider in its sole discretion otherwise agrees (in which case such costs and expenses shall be deemed to constitute Reimbursable Services or Operating Expenses, as the case may be, and shall be paid from amounts on deposit in the Collection Account pursuant to Section 3.4 of the Collateral Agency Agreement)).

            (b) In the event that the Owner Participant or Policy Provider determines, in the exercise of its reasonable judgment, that, by reason of any action, suit, claim, proceeding, entry of any judgment or similar remedy, or the assertion of any Lien or other encumbrance, against any Pledged Unit or the Lessee, it is prudent to cause the granting of a security interest and pledge under Mexican law and any appropriate perfection, filing or analogous actions in respect thereof, then (a) the Lessee shall engage legal counsel qualified under the laws of Mexico to (x) prepare appropriate documentation and instruments (including a pledge and security agreement) for purposes of evidencing a grant by the Lessee in favor of the Collateral Agent of a security interest in and pledge of in all of its Pledged Units then subject to Subleases with

Mexican Sublessees, causing the perfection (or analogous filings and other actions) with respect to such grant of a security interest and pledge, causing the registration in Mexico with the Mexican Railroad Registry or other comparable governmental authority or registry (as deemed appropriate by such Mexican counsel) of the Lessee's ownership in such Pledged Units then subject to Subleases with Mexican Sublessees and of such security interest and pledge, and any assignments of any of the foregoing, (y) deliver to the Owner Trustee, Indenture Trustee and Policy Provider an opinion of counsel with respect to the matters described in this Section 6.13, and (z) prepare such other documentation and instruments, and cause any other filings or registrations, as may be deemed advisable by such Mexican counsel or counsel for the Owner Trustee, Indenture Trustee or Policy Provider for purposes of protecting the interests of the Owner Trustee, the Indenture Trustee and the Policy Provider in such Pledged Units and
(b) the Owner Trustee and the Indenture Trustee shall cooperate with the Lessee and the Policy Provider in connection with the preparation of the documentation and instruments described in clause (a) and all filings, registrations and other related actions and shall execute, and deliver such documentation and instruments, together with any additional documentation or instruments deemed necessary or appropriate by Mexican counsel for purposes of evidencing, recording, registering or perfecting the interests purported to be covered thereby, all at the sole cost and expense of the Lessee, the documents referred to in clauses (a) and (b) above to be in form and substance reasonably satisfactory to the Policy Provider (it being understood that the Lessee, or the Manager pursuant to agreement with the Lessee (provided that such amounts paid by the Manager shall not constitute amounts in respect of Reimbursable Services or Operating Expenses or other amounts to which the Manager shall be entitled to reimbursement pursuant to the Operative Agreements), shall pay all such costs and expenses, including without limitation the cost and expense of Mexican counsel, the cost and expense of separate legal counsel for the Owner Trustee, for the Indenture Trustee and for the Policy Provider in connection with the preparation, review, negotiation, filing and registration of, and other actions contemplated hereby with respect to, such documentation and instruments and the cost and expense of translating any such documentation or instruments into Spanish or English, as applicable, out of its own funds and not from any CAA Account, unless the Policy Provider in its sole discretion otherwise agrees (in which case such costs and expenses shall be deemed to constitute Reimbursable Services or Operating Expenses, as the case may be, and shall be paid from amounts on deposit in the Collection Account pursuant to Section 3.4 of the Collateral Agency Agreement)).

      Section 6.13 Certain Releases. TILC agrees to cause the Lessee under the Lease to use its best efforts, within 120 days of the Closing Date, (a) in the case of each Acknowledgment Party (as defined below), to obtain an Acknowledgment, and (b) in the case of each Release Party (as defined below), to obtain a Release (as defined below) and cause to be filed a related Alberta PPSA Release Filing (as defined below), in each case with respect to the applicable Affected Alberta PPSA Units leased by the Lessee under the Lease. In the event any such Acknowledgments or Releases are not obtained (or TILC determines that they will not be obtained) within such 120 day period, TILC agrees not later than the next Business Day following the conclusion of such 120 day period to transfer to the Lessee, as a capital contribution in respect of TILC's indirect 100% equity interest in the Lessee, an additional number of Pledged Units ("Additional Pledged Units") at least equal to the number of Affected Alberta PPSA Units as to which an Acknowledgment or Release (as applicable) has not been obtained. The Additional Pledged Units shall be of the same car type and of the same or newer model year (or otherwise approved by the Required Beneficiaries, which approval in each case shall not be unreasonably withheld) as the relevant Affected Alberta PPSA Units, and free and clear of all Liens (other than Permitted Liens of the type described in clauses (ii), (iv) and (v) of the definition thereof) and have a fair market value (except to a de minimis extent), utility and remaining economic useful life at least equal to the relevant Affected Alberta PPSA Units (assuming such Units were in the condition required to be maintained by the terms of the related Lease). Upon such transfer to the Lessee each Additional Pledged Unit shall automatically, without further action required, become subject to the Security Interests of the Collateral Agency Agreement as provided therein, unless and until released therefrom in accordance with the relevant provisions of the Collateral Agency Agreement.

      As used in this subsection,

            "Acknowledgment" means a written letter, acknowledgment, agreement or similar instrument, executed by an Acknowledgement Party (as defined below) in favor of TILC and any further assignees of TILC (including assignees of such assignees) to the effect that any filing under the Alberta PPSA (as defined below) in favor of such Acknowledgement Party against Nova (as defined below) or Plains (as defined below) does not and will not perfect a "security interest" (as such term is defined in the Alberta PPSA) in any Affected Alberta PPSA Units (as defined below).

            "Acknowledgment Party" means any of UTLX International Division of Union Tank Car, Procar Limited, Avnet International (Canada) Ltd., GE Capital Railcar Services Canada Company, Computershare Trust Company of Canada and GE Railcar Services Inc;

            "Affected Alberta PPSA Units" means Units leased under a Lease, the applicable Sublessee of which is Nova Chemicals Corporation ("Nova") or Plains Marketing Canada LP ("Plains"), and as to which there exists in favor of an Acknowledgment Party or a Release Party (as defined below), as applicable, a filing made under the Personal Property Security Act (Alberta) (the "Alberta PPSA") against Nova or Plains, which filing perfects or could perfect a "security interest" (as such term is defined in the Alberta PPSA) in any of such Units and which filing has been recorded prior to the filing against such Sublessee with respect to such Units made in favor of TILC (and TILC's further identified assignees with respect to such filing);

            "Alberta PPSA Release Filings" means financing change statements filed under the Alberta PPSA by or on behalf of a Release Party having a prior filing against Nova or Plains as described immediately above, the effect of the filing of such financing change statements is to discharge or exclude from the coverage under such prior filing the Units as to which Nova or Plains is a Sublessee;

            "Release" means a written agreement or similar instrument, executed by a Release Party in favor of TILC and any further assignees of TILC (including assignees of such assignees) to the effect that such Release Party is irrevocably releasing and disclaiming any interest it or any of its assignees may have or purport to have in the Affected Alberta PPSA Units purported to be covered by the Alberta PPSA filing in the Release Party's favor; and

            "Release Party" means any of Fleet National Bank, The
Toronto-Dominion Bank and Pembina Pipeline Corporation.

      Section 6.14 Waiver, Amendment or Modification of Operative Agreements. None of the Lessee, TRLII, TILC, the Trust, the Owner Trustee, the Pass Through Trustee or the Indenture Trustee shall, without the prior written consent of the Policy Provider, grant, consent or agree to any waiver of rights under, or amendment or other modification of, any of the Operative Agreements to which any of them is a party to the extent that such Operative Agreement or any other Operative Agreements requires the consent of the Policy Provider (in its capacity as Policy Provider or Control Party) to any such waiver, amendment or modification and any such waiver, amendment or modification that is entered into in contravention of this Section 6.14 shall be null and void and of no force or effect.

SECTION 7. LESSEE'S INDEMNITIES.

Section 7.1 General Tax Indemnity.

            (a) Tax Indemnitee Defined. For purposes of this Section 7.1, "Tax Indemnitee" means the Pass Through Trustee, both in its individual capacity and as trustee, the Owner Participant, its Affiliates, the Owner Trustee, the Trust Company, the Indenture Trustee, both in its individual capacity and as trustee, the Policy Provider (the "Policy Tax Indemnitee"), each of their successors or assigns permitted under the terms of the Operative Agreements, any officer, director, employee or agent of any of the foregoing, the Trust Estate and the Indenture Estate; "Equity Tax Indemnitee" means the Owner Participant, its Affiliates, the Owner Trustee, the Trust Company, and each of their respective successors, assigns, officers, directors, employees and agents and the Trust Estate; "Lender Tax Indemnitee" means each Tax Indemnitee that is not an Equity Tax Indemnitee (for the avoidance of doubt, the Policy Tax Indemnitee is also a Lender Tax Indemnitee).

            (b) Taxes Indemnified. Except as provided in Section 7.1(c) below, the Lessee agrees that all payments of Rent pursuant to the Lease and all other payments made by the Lessee to or for the benefit of any Tax Indemnitee in connection with the transactions contemplated by the Operative Agreements shall be free of all withholdings or deductions of any nature whatsoever (and at the time that any payment is made upon which any withholding or deduction is required, the Lessee shall pay an additional amount such that the net amount actually received will, after such withholding or deduction and on an After-Tax Basis, equal the full amount of the payment then due) and shall be free of expense to each Tax Indemnitee for collection or other charges. The Lessee shall defend, indemnify and save harmless each Tax Indemnitee from and against, and as between the Lessee and each Tax Indemnitee, the Lessee hereby assumes liability with respect to, on an After-Tax Basis all fees (including, without limitation, documentation, recording, filing, license and registration fees), taxes (including, without limitation, those in the nature of net or gross income, gross receipts, franchise, sales, use, value added, ad valorem, rent, turnover, transfer, excise, doing business, real, personal and intangible property and stamp taxes), assessments, levies, imposts, duties, charges or withholdings of any nature whatsoever, together with any and all penalties, additions to tax, fines or interest thereon and any liabilities, losses, expenses or costs related thereto (collectively, "Taxes"), which at any time may be levied, assessed or imposed by the United States federal, any state or local authority or any foreign governmental authority (or political subdivision thereof) upon, with respect to, or against any of the Tax Indemnitees, any item of Equipment, Pledged Equipment, any Sublease, the Lease, any portion of the Collateral, any Operative Agreement, or any interest in, portion of, or user of, any of the foregoing, upon, arising from or relating to:

                  (i) any item of the Equipment or the Pledged Equipment, any Sublease or any portion of the Collateral (including any Account),

                  (ii) the construction, manufacture, financing, acquisition, purchase, delivery, ownership, acceptance, rejection, possession, improvement, use, operation, leasing, subleasing, condition, maintenance, repair, refinancing, registration, sale, return, replacement, storage, insuring, activity conducted on, substitution of, abandonment, alteration, modification, imposition of a Lien on, or other application or disposition of any item of the Equipment or the Pledged Equipment or any portion thereof or interest therein,

                  (iii) the rental payments, receipts or earnings arising from any item of the Equipment or the Pledged Equipment or payable pursuant to the Operative Agreements, or

                  (iv) the Operative Agreements, the Partnership Documents, the Pass Through Documents, the Equipment Note or any Sublease or any Pledged Equipment Lease, and any payment made or accrued or obligation incurred pursuant thereto or otherwise with respect to or in connection with the transactions contemplated thereby or the issuance acquisition, transfer or refinancing of the Equipment Notes.

            (c) Taxes Excluded. The indemnity provided in Section 7.1 (b) shall not include:

                  (i) as to any Equity Tax Indemnitee, any Income Tax imposed by the United States federal government (but not excluding any Income Tax required to make a payment on an After-Tax Basis);

                  (ii) as to any Equity Tax Indemnitee, any Income Tax imposed by any state, local or foreign government or taxing authority or subdivision thereof (but not excluding an Income Tax required to make a payment on an After-Tax Basis); provided, however, that this exclusion shall not apply to the extent such Taxes relate directly or indirectly to (I) the use, location of any item of the Equipment or the activities of the Lessee in the taxing jurisdiction, (II) the presence or organization of the Lessee in the taxing jurisdiction, (III) any payment by or on behalf of the Lessee being made from the taxing jurisdiction, or (IV) the execution or delivery of any Operative Agreement by the Lessee in the taxing jurisdiction; provided, further, however, that the preceding proviso shall not apply to any Taxes that are solely attributable to the fact that the Owner Trust, the Owner Trustee (other than in its individual capacity) or the Owner Participant has its legal domicile or a principal place of business in the taxing jurisdiction (determined without regard to the transactions contemplated by the Operative Agreements);

                  (iii) as to any Equity Tax Indemnitee, any Tax that is imposed as a result of the voluntary sale, transfer or other disposition, or any involuntary sale, transfer or other disposition resulting from a bankruptcy or similar proceeding for relief of debtors in which such Equity Tax Indemnitee is a debtor, by the Lessor or the Owner Participant of any of its rights with respect to any item of Equipment or the Owner Participant's interest in the Trust Estate unless such sale, transfer or other disposition is during the continuance of a Lease Event of Default or is otherwise pursuant to the Lessor's exercise of its rights under the Operative Agreements or is as a result of (x) any substitution, replacement, improvement, modification or addition to the Equipment or any portion thereof by the Lessee, a Sublessee, or a Related Person to the Lessee or Sublessee, (y) a requirement of the Lessee in the Operative Agreements or under applicable law, or (z) a purchase of the Equipment or any Unit thereof pursuant to the Lease or the other Operative Agreements;

                  (iv) as to any Equity Tax Indemnitee, any Taxes to the extent they exceed the Taxes that would have been imposed if such Equity Tax Indemnitee were a U.S. Person;

                  (v) Taxes imposed on a Lender Tax Indemnitee, excluding the Policy Tax Indemnitee, with respect to any period after the payment in full of the Equipment Notes; provided that the exclusion set forth in this clause (v) shall not apply to Taxes to the extent such Taxes (I) relate directly or indirectly to events occurring or matters arising prior to or simultaneously with the date on which all of the principal of, interest on and all other amounts payable in respect of the Equipment Notes have been paid in full or (II) result from a Lease Event of Default that has occurred and is continuing;

                  (vi) Taxes imposed on the Policy Tax Indemnitee with respect to any period after the payment in full of all Equipment Notes, all Policy Provider Amounts and Policy Provider Reimbursement Amounts; provided that the exclusion set forth in this clause (vi) shall not apply to Taxes to the extent such Taxes (I) relate directly or indirectly to events occurring or matters arising prior or simultaneously with the date on which all of the principal of, interest on and other amounts payable in respect of the Equipment Notes, all Policy Provider Amounts and all Policy Provider Reimbursement Amounts have been paid in full or (II) result from a Lease Event of Default that has occurred and is continuing;

                  (vii) as to any Tax Indemnitee, Taxes to the extent caused by any misrepresentation or breach of warranty or covenant by such Tax Indemnitee or a Related Party of such Tax Indemnitee under any of the Operative Agreements (except to the extent such misrepresentations or breach is attributable to any act or omissions of the Lessee or any sublessee, transferee or assignee of the Lessee) or by the gross negligence or willful misconduct of such Tax Indemnitee or such Related Party;

                  (viii) as to any Lender Tax Indemnitee, Taxes that become payable as a result of a voluntary sale, assignment, transfer or other disposition, or any involuntary sale, transfer or other disposition resulting from a bankruptcy or similar proceeding for relief of debtors in which such Lender Tax Indemnitee is a debtor, by such Lender Tax Indemnitee of all or any portion of its interest in the Equipment or any part thereof, the Equipment Notes, the Trust Estate, the Indenture Estate or any of the Operative Agreements or rights created thereunder; provided, however, that is this clause (viii) shall not apply in the case of any sale assignment, transfer or other disposition (whether voluntary of involuntary) which occurs as a result of or while a Lease Event of Default has occurred and is continuing or which occurs as a result of (v) the exercise of remedies for a Lease Event of Default, (w) any substitution, replacement, improvement, modification or addition to the Equipment or any portion thereof by a Lessee, Sublessee or a Related Person to the Lessee or Sublessee, (x) a requirement in the Operative Agreements or under applicable law, (y) a purchase of the Equipment or any Unit thereof pursuant to the Lease or the other Operative Agreements or (z) any assignment to the Policy Provider pursuant to the Policy Provider Documents;

                  (ix) as to any Lender Tax Indemnitee, Taxes imposed as the result of such Lender Tax Indemnitee not being a U.S. Person;

                  (x) as to any Lender Tax Indemnitee, Income Taxes or transfer taxes relating to any payments of principal of, interest on or Make Whole Amount or other amounts in respect thereof, if any, on the Equipment Notes or the Pass Through Certificates paid to such Tax Indemnitee provided, that this clause (x) should not be interpreted to prevent any payment from being made on an After-Tax Basis, and provided further that this clause (x) shall not apply to Taxes attributable to (I) the use or location of any item of Equipment or the activities of the Lessee in the taxing jurisdiction, (II) the presence or organization of the Lessee in the taxing jurisdiction or (III) the execution or delivery of any Operative Agreement in the taxing jurisdiction; provided, further, however, the preceding provision shall not apply to any jurisdiction where such Lender Tax Indemnitee has its legal domicile or a place of business (determined without regard to the transitions contemplated by the Operative Agreements);

                  (xi) Taxes to the extent directly resulting from or that would not have been imposed but for (x) in the case of Taxes imposed on or with respect to any Equity Tax Indemnitee, the existence of any Lessor Liens with respect to such Equity Tax Indemnitee, or (y) in the case of Taxes imposed on or with respect to any Lender Tax Indemnitee, the existence of any Liens attributable to the Indenture Trustee that are unrelated to the transactions contemplated by the Operative Agreements or Liens attributable to the Pass Through Trustee that are unrelated to the transactions contemplated by the Operative Agreements;

                  (xii) Taxes imposed on a Tax Indemnitee to the extent that such Taxes would not have been imposed upon such Tax Indemnitee but for any failure of such Tax Indemnitee or a Related Party of such Tax Indemnitee to comply with (x) any certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity or connection with the jurisdiction imposing such Taxes, if such compliance is required under the laws or regulations of such jurisdiction to obtain or establish relief or exemption from or reduction in such Taxes and the Tax Indemnitee or such Related Party was eligible to comply with such requirement or
(y) any other certification, information, documentation, reporting or other similar requirements under the Tax laws or regulations of the jurisdiction imposing such Taxes that would establish entitlement to otherwise applicable relief or exemption from such Taxes and the Tax Indemnitee or such Related Party was eligible to comply with such requirement; provided, however, that the exclusion set forth in this clause (xii) shall not apply (I) if such failure to comply was due to a failure of the Lessee to provide such Tax Indemnitee reasonable assistance on request in complying with such requirement, (II) if in the good faith judgment of such Tax Indemnitee there is a risk of adverse consequence to such Tax Indemnitee or any Affiliate from such compliance against which such Tax Indemnitee is not satisfactorily indemnified, or (III) in the case of any Tax Indemnitee, unless Lessee shall have given such Tax Indemnitee prior timely written notice of such requirements;

                  (xiii) as to the Equity Tax Indemnitee, Taxes that are imposed with respect to any period after both of the following shall have occurred: (x) the termination of the Lease Term pursuant to Section 6, 10, 11 or 22 of the Lease (unless the Equipment is thereafter required to be returned, in which case, after such return) and (y) the payment by the Lessee of all amounts due and owing by it to the Equity Tax Indemnitee under the Lease and other Operative Agreements; provided, however, that the exclusion set forth in this clause
(xiii) shall not apply (I) to Taxes to the extent such Taxes relate to events occurring or matters arising prior to or simultaneously with such return or termination and (II) so long as a Lease Event of Default has occurred and is continuing;

                  (xiv) as to any Lender Tax Indemnitee, Taxes in the nature of an intangible or similar tax upon or with respect to the value of the interest of such Lender Tax Indemnitee in the Indenture Estate, in any Equipment Note or Pass Through Certificate imposed as a result of such Lender Tax Indemnitee or any Affiliate of such Lender Tax Indemnitee being organized in, or conducting activities unrelated to the contemplated transactions in, the jurisdiction imposing such Taxes, provided however, that this exclusion shall not apply to the incremental amount of such taxes that arise from such Lender Tax Indemnitee's participation in the transactions contemplated herein;

                  (xv) Taxes imposed on the Owner Trustee, the Pass Through Trustee or the Indenture Trustee that are on, based on or measured by any trustee fees for services rendered by such Tax Indemnitee;

                  (xvi) Except as set forth in Section 7.2, Taxes imposed on any Tax Indemnitee, or any other person who, together with such Tax Indemnitee, is treated as one employer for employee benefit plan purposes, as a result of, or in connection with, any "prohibited transaction," within the meaning of the provisions of the Code or regulations thereunder or as set forth in Section 406 of ERISA or the regulations implementing ERISA or Section 4975 of the Code or the regulations thereunder;

                  (xvii) Taxes for so long as (x) such Taxes are being contested in accordance with the provisions of Section 7.1 (e) hereof, (y) the Lessee is in compliance with its obligations under Section 7.1(e), and (z) the payment of such Taxes is not required pursuant to Section 7.1(e); provided, however, that with respect to a Lender Tax Indemnitee this clause (xvii) shall only apply so long as the non-payment of the contested Tax does not result in any Lender Tax Indemnitee failing to receive all required payments when due under the Equipment Notes;

                  (xviii) as to any Equity Tax Indemnitee, Taxes as to which such Tax Indemnitee is indemnified pursuant to the Tax Indemnity Agreement;
(xix) any Taxes imposed on or with respect to any Certificateholder;

                  (xx) Taxes imposed on a Tax Indemnitee as a result of the authorization or giving of any future amendments, supplements, waivers or consents by such Tax Indemnitee with respect to any Operative Agreement other than (w) in connection with the exercise of remedies pursuant to Section 15 of the Lease or while a Lease Event of Default has occurred and

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

is continuing, (x) such as have been proposed by the Lessee or consented to by the Lessee in writing, (y) those that are required by applicable law or pursuant to the terms of the Operative Agreements, or (z) those that may be necessary or appropriate to, and are in conformity with, any amendment, supplement, waiver or consent proposed by the Lessee or consented to by the Lessee in writing;

                  (xxi) Taxes imposed under Section 6707 or Section 6708 of the Code; provided, however, that this clause (xxi) shall not apply to any Taxes imposed under Section 6707(a) to the extent such Taxes arise (x) as a result of the Lessee or any Sublessee providing the Designated Organizer, (within the meaning of Temporary Treasury Regulation Section 301.6111-1T, Q/A 38 and 39) any false or misleading information or (y) as a result of the Lessee failing to provide the Designated Organizer or Tax Indemnitee with any item of information that is required under Section 6111 or Section 6112 of the Code or the regulations promulgated thereunder, which the Lessee possesses, that is requested by the Designated Organizer or Tax Indemnitee from the Lessee; and

                  (xxii) other than as addressed in clause (xxi) of this Section 7.1(c), interest, penalties and additions to tax that would not have been imposed but for the failure of a Tax Indemnitee to file any required document timely and properly, except to the extent that such failure is the direct result of Lessee's breach of its obligations under Section 7.1(g) or of a Lease Event of Default.

For purposes of this section 7.1(c), any reference to the Lessee shall include the Lessee and any Related Party of the Lessee. Furthermore, the activities described in Section 7.1(m) shall not constitute an event described in any of the exclusions of this Section 7.1(c).

(d) Payments to Tax Indemnitee. The Lessee agrees to pay, on demand, any and all Taxes indemnified under this Section 7.1 ("Indemnified Taxes"), and to keep at all times all and every part of each Unit and Pledged Equipment free and clear of all Indemnified Taxes which might in any way affect the interest of any Tax Indemnitee in or result in a Lien upon any such Unit or Pledged Equipment; provided, however, that the Lessee shall be under no obligation to pay any Tax so long as either the Tax Indemnitee or the Lessee is contesting such Tax in good faith, in a manner consistent with this Section 7.1, and by appropriate legal proceedings.

                     Subject to Section 7.1(e), if any Indemnified Taxes shall have been charged or levied against any Tax Indemnitee directly and paid by such Tax Indemnitee after such Tax Indemnitee shall have given written notice thereof to the Lessee and the same shall have remained unpaid for a period of ten Business Days thereafter, the Lessee shall reimburse such Tax Indemnitee payment.

            (e) Contests. If a written claim is made by any taxing authority against a Tax Indemnitee for any Taxes with respect to which the Lessee may be required to indemnify against hereunder or if a Tax Indemnitee shall determine that any tax to which the Lessee may have an indemnity obligation hereunder may be payable (a "Tax Claim"), then such Tax Indemnitee shall give the Lessee written notice of such Tax Claim promptly (but in any event within twenty (20) days after its receipt of the written Tax Claim or its determination, as applicable), and shall furnish Lessee with copies of such Tax Claim and all other writings received from the taxing

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

authority to the extent relating to such claim (but failure to so notify the Lessee shall not relieve the Lessee of its obligations hereunder except to the extent that it effectively precludes the ability of the Lessee to conduct a contest of the Tax Claim). The Tax Indemnitee shall not pay such Tax Claim until at least thirty (30) days after providing the Lessee with such written notice, unless (a) the Tax Indemnitee is required to do so by law or regulation or the failure to pay such Tax Claim could result in a material adverse financial, legal or other consequence to the Tax Indemnitee and (b) in the written notice described above, the Tax Indemnitee has notified the Lessee of such requirement or such material adverse consequence (such notice however shall not require the disclosure of the Tax Indemnitee's confidential information, as determined in the sole discretion of such Tax Indemnitiee, or the Tax Indemnitee's tax returns, books, or records). If the Lessee shall so request within 30 days after receipt of such notice (or such shorter period as is reasonably specified by the Tax Indemnitee if any contest of the Tax must be commenced prior to the expiration of 30 days), then such Tax Indemnitee shall in good faith at Lessee's sole expense contest such Tax or permit the Lessee to contest such Tax, as such Tax Indemnitee shall elect; provided, however, that to the extent (i) the contest involves only Taxes constituting property taxes, sales taxes, or use taxes, (ii) the contest does not involve any taxes that the Lessee is not required to indemnify the Tax Indemnitee or taxes and other issues relating to a Tax Indemnitee that are unrelated to the transactions contemplated by the Operative Agreements, (iii) the contest can be pursued in the name of the Lessee and independently from any other proceeding involving a Tax Claim of a Tax Indemnitee for which Lessee has not agreed in writing to indemnify such Tax Indemnitee, and (iv) no Equity Insufficiency Circumstance exists, such contest shall be undertaken by the Lessee at the Lessee's sole expense and the after-tax costs of the Lessor, the Owner Participant, or other Tax Indemnitee shall be reimbursed by the Lessee. Notwithstanding the preceding sentence, if (a) such contest would involve any other type of Tax, any taxes that the Lessee is not required to indemnify the Tax Indemnitee or taxes and other issues relating to a Tax Indemnitee which are unrelated to the transactions contemplated by the Operative Agreements, (b) the Tax Indemnitee determines that such contest conducted by the Lessee could have a material adverse impact on such Tax Indemnitee's business or operations or involve risk of the imposition of criminal liability on a Tax Indemnitee, or (c) an Equity Insufficiency Circumstance exists, then such Tax Indemnitee may, in its sole discretion, control such contest (including selecting the forum for such contest, and determining whether any such contest shall be conducted by (i) paying such Tax under protest or (ii) resisting payment of such Tax or (iii) paying such Tax and seeking a refund thereof; provided, however, that at such Tax Indemnitee's option, such contest shall be conducted by the Lessee in the name of such Tax Indemnitee). In no event shall such Tax Indemnitee be required or the Lessee be permitted to contest any Tax for which the Lessee is obligated to indemnify pursuant to this Section 7.1 unless: (i) the Lessee shall have acknowledged in writing (x) that it is solely responsible for any Indemnified Tax resulting from any contest under its control, (y) its liability to such Tax Indemnitee for all reasonable out of pocket costs, losses and expenses that the Tax Indemnitees may incur in connection with contesting the Indemnified Tax (including, but not limited to, any reasonable legal, accounting and investigatory fees and disbursements), and (z) its liability for an indemnity payment pursuant to this
Section 7.1 as a result of such claim if and to the extent such Tax Indemnitee or the Lessee, as the case may be, shall not prevail in the contest of such claim; provided, however, that the Lessee shall not be required to indemnify for such Taxes to the extent the results of the contest clearly demonstrate that the Tax is not an Indemnified Tax unless the Lessee's conduct of the contest materially prejudiced the Tax Indemnitee; (ii) such Tax

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

Indemnitee shall have received the opinion of independent tax counsel selected by the Tax Indemnitee and reasonably satisfactory to the Lessee and furnished at the Lessee's sole expense, opining that a reasonable basis exists for contesting such claim or, in the event of an appeal of an adverse court or administrative agency decision, that as a result of a change in law or fact it is more likely than not that an appellate court or an administrative agency or decision making body with appellate jurisdiction, as the case may be, will reverse or substantially modify the adverse determination; (iii) the Lessee shall have agreed to pay such Tax Indemnitee on demand (and at no after tax costs to the Lessor, the Owner Participant and any Tax Indemnitee) all reasonable costs and expenses that such Tax Indemnitee may incur in connection with contesting such claim (including, without limitation, all reasonable legal and accounting fees and disbursements); (iv) no Lease Default described in Section 14(a), 14(b), 14(c), 14(g) or 14(h) of the Lease or a Lease Event of Default shall have occurred and shall have been continuing, unless the Tax Indemnitee in its sole discretion exercised in good faith allows the Lessee to post a satisfactory bond or other security that does not involve a possibility of a Lien on the Equipment or any portion thereof or on any interest therein, and which bond or other security will be for an amount equal to the sum of (I) the costs of such contest (as reasonably estimated by such Tax Indemnitee in good faith) and the Taxes which may be required to be indemnified and (II) if such Lease Default or Lease Event of Default involves a payment obligation under an Operative Agreement that is currently not paid in full, the unpaid amount of such obligation, plus the present value of the amounts not yet due pursuant to such obligation; (v) such Tax Indemnitee shall have determined that the action to be taken will not result in any risk of sale, forfeiture or loss of, or the creation of any Lien, or the Lessee shall have or otherwise made a provision to protect the interest of such Tax Indemnitee (in a manner satisfactory to such Tax Indemnitee in its sole discretion), on the Equipment or any portion thereof or any interest therein;
(vi) the amount of such claims alone, or, if the subject matter thereof shall be of a continuing or recurring nature, when aggregated with substantially identical potential claims with respect to the transactions contemplated by the Operative Agreements shall be at least $25,000; (vii) if such contest shall be conducted in a manner requiring the payment or deposit of the claim, the Lessee shall have paid the amount required (and at no after-tax costs to the Lessor, the Owner Participant or other Tax Indemnitee); and (viii) there is no risk of imposition of criminal liability or penalties. The Lessee shall cooperate with the Tax Indemnitee in good faith with respect to any contest controlled and conducted by the Tax Indemnitee and the Tax Indemnitee in good faith shall consult with the Lessee regarding the conduct of such contest. A Tax Indemnitee shall not be required to pursue an appeal to the U.S. Supreme Court or the highest court in Canada or Mexico. The Tax Indemnitee shall cooperate with respect to any contest controlled and conducted by the Lessee and the Lessee shall consult with the Tax Indemnitee regarding the conduct of such contest.

            Notwithstanding anything to the contrary contained in this Section 7.1, no Tax Indemnitee shall be required to contest any claim if the subject matter thereof shall be of a continuing or recurring nature and shall have previously been adversely decided to the Tax Indemnitee pursuant to the contest provisions of this Section 7.1 unless there shall have been a change in the law (including, without limitation, amendments to statutes or regulations, administrative rulings (excluding private letter rulings and other rulings or materials that may not be relied upon by such Tax Indemnitee as precedent) or court decisions in the applicable jurisdiction) enacted, promulgated or effective after such claim shall have been so previously decided, and such Tax Indemnitee shall have received an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably satisfactory to the Lessee, furnished at the Lessee's sole expense, to the effect that such change is favorable to the position which such Tax Indemnitee or the Lessee, as the case may be, had asserted in such previous contest and as a result of such change, it is more likely than not that the Tax Indemnitee will prevail or, in the event of an appeal of an adverse court or administrative agency decision, that it is more likely than not that an appellate court or an administrative agency tribunal or decision making body with appellate jurisdiction, as the case may be, will reverse or substantially modify the adverse determination.

            Notwithstanding anything contained in this Section 7.1, a Tax Indemnitee will not be required to contest the imposition of any Tax and shall be permitted to settle or compromise any claim without the Lessee's consent if such Tax Indemnitee (A) shall waive its right to indemnity under this Section
7.1 with respect to such Tax (and any claim the outcome of which is determined based upon the outcome of such claim) and (B) shall pay to the Lessee any amount previously paid or advanced by the Lessee pursuant to this Section 7.1 with respect to such Tax Claim, less any reasonable costs and expenses of the Tax Indemnitee prior to such payment in respect of such Tax Claim.

            (f) Payments to Lessee. With respect to any payment or indemnity hereunder, such payment or indemnity shall have included an amount payable to the Tax Indemnitee sufficient to hold such Tax Indemnitee harmless on an After-Tax Basis from all Taxes required to be paid by such Tax Indemnitee with respect to such payment or indemnity under the laws of any federal, state or local government or taxing authority in or of the United States, or under the laws of any taxing authority or governmental subdivision in or of a foreign country; provided that, if both (w) any Tax Indemnitee determines in it sole discretion that is has recognized either (1) a credit or refund of any Indemnified Tax, or (2) a reduction in Taxes that are not Indemnified Taxes, in either case as a result of the Lessee's indemnity or payment under this Section 7.1; and (x) such credit, refund or reduction was not taken into account in computing such payment or indemnity by the Lessee ("Tax Savings"), then such Tax Indemnitee shall pay to the Lessee an amount equal to the excess of: (y) such Tax Savings, over (z) the sum of (I) any tax benefit realized by the Lessee as a result of this payment by such Tax Indemnitee, plus (II) any Taxes imposed on such Tax Indemnitee by reason of its receipt or accrual of the Lessee's indemnity or payment; provided further that, (i) if at the time such payment shall be due to the Lessee, a Lease Event of Default shall have occurred and be continuing, such amount shall not be payable until such Lease Event of Default shall have been cured, and (ii) the amount that such Tax Indemnitee shall be required to pay to the Lessee shall not exceed the amounts that the Lessee has theretofore paid such Tax Indemnitee under this Section 7.1 with respect to such indemnity relating to the same Tax Claim, less the amount of all prior payments made to the Lessee in respect of such indemnity or a substantially identical indemnity under this section 7.1(f). If it is subsequently determined that the Tax Indemnitee was not entitled to such tax benefit for which payment was made to the Lessee hereunder, the amount of such tax benefit that is required to be repaid or recaptured will be treated as Taxes for which the Lessee must indemnify the Tax Indemnitee pursuant to this Section 7.1 without regard to paragraph (c) hereof.

            For purposes of this Section 7.1, in determining the order in which the consolidated (for federal income tax purposes) group to which such Tax Indemnitee belongs

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

utilizes withholding or other foreign taxes as a credit against such group's United States income taxes, such Tax Indemnitee (and such group) shall be deemed to utilize (i) first, all foreign taxes other than those described in clauses
(ii) and (iii) below; provided, however, that such other foreign taxes that are carried back to the taxable year for which a determination is being made pursuant to such clause (i) shall be deemed utilized after the foreign taxes described in clause (ii) below, (ii) then, on a pari passu basis, the foreign taxes indemnified hereunder together with all other foreign taxes (including fees, taxes and other charges hereunder) with respect to which such Tax Indemnitee (or any member of such group) is entitled to obtain indemnification pursuant to an indemnification provision contained in any lease, loan agreement, financing document or participation agreement (including, without limitation, this Agreement) pursuant to which there is an agreement that foreign taxes shall be, or shall be deemed to be, utilized on a basis no less favorable to the indemnitor than those contemplated in this paragraph, and (iii) third, foreign taxes attributable to transactions entered into by such Tax Indemnitee (or any member of such group) that did not provide for foreign taxes to be utilized or deemed utilized on at least a pari passu basis.

            (g) Reports. In the event any reports, returns or statements ("Tax Reports") are required to be filed with respect to Indemnified Taxes, or otherwise materially impact a Tax Indemnitee in respect of a Tax, the Lessee will notify the Tax Indemnitee in writing of such requirement not later than 30 days prior to the date such Tax Reports are required to be filed (determined without regard to extensions), and will either prepare and timely file such Tax Reports (in the manner required by applicable law or regulation and in the case of Tax Reports which are required to be filed on the basis of individual Units, such reports shall be prepared and filed in such manner as to show, if required, the interest of each Tax Indemnitee in such Units) and send a copy thereof to the Tax Indemnitee or, if so directed by the Tax Indemnitee or if it shall not be permitted to file the same, it will notify each Tax Indemnitee of such reporting requirements, prepare such reports in such manner as shall be satisfactory to each Tax Indemnitee and deliver the same to each Tax Indemnitee within a reasonable period prior, and in no event later than 20 Business Days prior to, to the date the same is to be filed. The Lessee shall provide, at its expense, such information as the Owner Participant, the Lessor or other Tax Indemnitee may reasonably require and request from the Lessee to enable the appropriate Tax Indemnitees to fulfill their respective tax filing, tax audit, tax litigation and other tax related obligations.

            (h) Survival. In the event that, during the continuance of this Agreement, any Indemnified Tax accrues, becomes payable or is levied or assessed (or is attributable to the period of time during which the Lease is in existence or prior to the return of Equipment in accordance with the provisions of the Lease) which the Lessee is or will be obligated to pay or reimburse, pursuant to this Section 7.1, such liability shall continue, notwithstanding the expiration or termination of the Lease, until all such Taxes are paid or reimbursed by the Lessee.

            (i) Affiliated Group. For purposes of applying this Section 7.1 with respect to any Tax, the term "Owner Participant" shall include each member of the affiliated group of corporations with which the Owner Participant (and its successors and assigns) files consolidated or combined tax returns relating to such Imposition. The term "Lender" shall include any combined, consolidated or affiliated group (and any member thereof) of which such Person is or

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

shall become a member if combined, unitary or consolidated returns are or shall be filed for such affiliated group for United States federal, state or local tax purposes.

            (j) Subrogation. In addition to the Policy Provider's rights under this Section 7.1 as the Policy Tax Indemnitee, the Policy Provider shall also be entitled to enforce the rights of another Tax Indemnitee under this Section 7.1 in respect of a Tax borne by such Tax Indemnitee to the extent that the Policy Provider had made a payment, if any, or may be required to make a payment as a result of a Tax Claim under the Policy in respect of such Tax. This Section 7.1(j) shall not be interpreted to increase, modify or otherwise affect the obligations of the Policy Provider under the Policy Provider Documents.

            (k) Income Tax. For purposes of this Section 7.1, the term "Income Tax" means any Tax based on or measured by or with respect to gross income (in lieu of net income) or net income (including without limitation, capital gains taxes, personal holding company taxes, minimum taxes and tax preferences) or gross receipts (in lieu of net receipts) or net receipts and Taxes that are capital, net worth, conduct of business, franchise or excess profits taxes and interest, additions to tax, penalties, or other charges in respect thereof (provided, however, that Taxes that are, or are in the nature of, sales, use, rental, excise, ad valorem, stamp, transfer, license, value added, or property (whether tangible or intangible) taxes shall not constitute an Income Tax).

            (l) Certain Withholding. If the Indenture Trustee or Pass Through Trustee fails to withhold any Tax required to be withheld with respect to any payment to a Lender Tax Indemnitee or any claim is otherwise asserted by a taxing authority against the Equity Tax Indemnitee for or on account of any amount required to be withheld from any payment to a Lender Tax Indemnitee or Certificateholder, then the Lessee will indemnify such Equity Tax Indemnitee (without regard to any exclusions in Section 7.1(c) hereof) on an After-Tax Basis against any Taxes required to be withheld and any interest, penalties, and additions to tax with respect thereto, along with other costs (including attorneys' fees) incurred in connection with such claim. The Indenture Trustee or the Pass Through Trustee, as the case may be, in its individual capacity (and without recourse to the Indenture Estate, the Trust Estate or the Lessee) shall indemnify the Lessee on an After-Tax Basis for any payment the Lessee shall have made pursuant to the preceding sentence.

            (m) Trust Tax Ownership Structure. The Owner Participant hereby agrees that by December 31, 2004, it shall take all reasonable actions permitted under applicable law (including, but not limited to creating new entities) to restructure and hold its beneficial interest in the Trust through a limited partnership that is disregarded for federal income tax purposes in order to minimize Texas franchise taxes, if any, imposed on it or any other Equity Tax Indemnitee as a result of the transactions contemplated herein and for which any indemnity for such taxes under this Section 7.1 would be owed. The Owner Participant further agrees to the extent a change in Texas law eliminates the ability to reduce Texas franchise taxes through a limited partnership structure, the Owner Participant shall take such reasonable steps to mitigate the Texas franchise taxes as the result of the change in law, so long as the Owner Participant determines in its sole discretion that such steps will not have a material adverse effect on the Owner Participant or any of its Affiliates. The Lessee shall reimburse the Owner Participant for (x) the costs of any actions taken pursuant to, or to accomplish the intention of, this Section

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

7.1(m), including any taxes attributable to such actions, and (y) any and all Texas taxes that relate directly or indirectly to the transactions contemplated by the Operative Agreements, Pass Through Documents or Partnership Documents, in each case on an After-Tax Basis and without regard to the exclusions in Section 7.1(c) hereof, provided, however that for the avoidance of doubt, nothwithstanding any provision herein, the Lessee shall not be required to indemnify the Owner Participant or any of its Affiliates for any such taxes that would have been imposed on the Owner Participant or any of its Affiliates without regard to the transactions contemplated by the Operative Agreements, Pass Through Documents or Partnership Documents. Notwithstanding any other provision hereto or under any other Operative Agreement, the other parties to this Agreement hereby agree and consent to the Owner Participant taking the actions specified in the first and second sentences of this Section 7.1(m).

      Section 7.2 General Indemnification.

            (a) Claims Defined. For the purposes of Sections 7.2 and 7.3, "Claims" shall mean any and all costs, expenses, liabilities, obligations, losses, damages, penalties, actions or suits or claims of whatsoever kind or nature (whether or not on the basis of negligence, strict or absolute liability or liability in tort) (including, without limitation, Claims and Taxes arising out of, or in connection with ERISA, Section 4975 of the Code or provisions under any federal, state or local authority or any foreign governmental authority (or political subdivision thereof) that contains one or more provisions that are similar to Section 406 of ERISA or Section 4975 of the Code ("Similar Laws")) that may be imposed on, incurred by, suffered by, or asserted against an Indemnified Person, any Unit or any Pledged Unit or other Collateral and, except as otherwise expressly provided in Section 7.2 and 7.3, shall include, but not be limited to, all reasonable out-of-pocket costs, disbursements and expenses (including legal fees and expenses) paid or incurred by an Indemnified Person in connection therewith or related thereto.

            (b) Indemnified Person Defined. For the purposes of Sections 7.2 and 7.3, "Indemnified Person" means the Owner Participant, the Owner Trustee, Trust Company, the Indenture Trustee, both in its individual capacity and as trustee, the Pass Through Trustee, the Policy Provider, each of the Affiliates and each of the respective directors, officers, employees, successors and permitted assigns, agents and servants of the foregoing, the Trust Estate and the Indenture Estate (the respective directors, officers, employees, successors and permitted assigns, agents and servants of the Owner Participant, the Owner Trustee, Trust Company, the Indenture Trustee, the Pass Through Trustee, the Policy Provider and each of their Affiliates, as applicable, together with the Owner Participant, the Owner Trustee, Trust Company, the Indenture Trustee, the Pass Through Trustee and each of their Affiliates, as the case may be, being referred to herein collectively as the "Related Indemnitee Group" of the Owner Participant, the Indenture Trustee, the Owner Trustee, the Pass Through Trustee and the Trust Company, respectively).

            (c) Claims Indemnified. Whether or not any Unit is accepted under the Lease, or the Closing occurs, and subject to the exclusions stated in
Section 7.2(d) below, Lessee agrees to indemnify, protect, defend and hold harmless each Indemnified Person on an After-Tax Basis against Claims directly or indirectly resulting from or arising out of or alleged to result from or arise out of (whether or not such Indemnified Person shall be indemnified as to such Claim by any other Person but subject to Section 7.2(g)):

                  (i) this Agreement or any other Operative Agreement or any Partnership Document or any of the transactions contemplated hereby or thereby or any Unit or Pledged Unit or other Collateral or the acquisition, ownership, lease, operation, possession, modification, improvement, abandonment, use, non-use, maintenance, lease, sublease, substitution, control, repair, storage, alteration, transfer or other application or disposition, return, overhaul, testing, servicing, replacement or registration of any Unit or Pledged Unit (including, without limitation, injury, death or property damage of passengers, shippers or others, environmental control, noise and pollution regulations, or the presence, discharge, treatment, storage, handling, generation, disposal, spillage, release, escape of or exposure of any Person or thing to (directly or indirectly) Hazardous Substances or damage to the environment (including, without limitation, costs of investigations or assessments, clean-up costs, response costs, remediation costs, removal costs, restoration costs, monitoring costs, costs of corrective actions and natural resource damages)) whether or not in compliance with the terms of the Lease or the Collateral Agency Agreement, as applicable, or any of the commodities, items or materials from time to time contained in any Unit or Pledged Unit, whether or not in compliance with the terms of the Lease or the Collateral Agency Agreement, as applicable, or the inadequacy of any Unit or Pledged Unit or deficiency or defect in any Unit or Pledged Unit or any other circumstances in connection with any Unit or Pledged Unit or the performance of any Unit or Pledged Unit or any risks relating thereto;

                  (ii) the construction, manufacture, financing, refinancing, design, purchase, acceptance, rejection, delivery, non-delivery or condition of any Unit or any Pledged Unit (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement);

                  (iii) any act or omission (whether negligent or otherwise) or any breach of or failure to perform or observe, or any other non-compliance with, any covenant, condition or agreement to be performed by, or other obligation of, the Lessee or any Affiliate of the Lessee under any of the Operative Agreements or Partnership Documents, or the falsity of any representation, warranty or certification of the Lessee or any Affiliate of the Lessee in any of the Operative Agreements or Partnership Documents to which it is a party or in any document or certificate delivered by the Lessee or any Affiliate of the Lessee in connection therewith other than representations and warranties in the Tax Indemnity Agreement;

                  (iv) the offer, sale or delivery of any Equipment Notes or Pass Through Certificates or any interest in the Trust Estate or in connection with a refinancing in accordance with the terms hereof; and

                  (v) any violation of any law, rule, regulation or order by the Lessee or any Affiliate of Lessee or any Sublessee or any Pledged Equipment Lessee or any of their respective directors, officers, employees, agents or servants.

            (d) Claims Excluded. The following are excluded from the Lessee's agreement to indemnify under this Section 7.2:

                  (i) Claims with respect to any Unit to the extent attributable to acts or events occurring after (and not attributable to events that have occurred or conditions existing

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

prior to) (A) in the case of the consummation by the Lessee of a purchase option under Section 22.1 or 22.3 of the Lease or the occurrence of an Event of Loss with respect to such Unit under Section 11 of the Lease, the later to occur of
(x) the payment of all amounts due from the Lessee in connection with any such event and (y) the release of the Lien of the Indenture on such Unit or (B) in all other cases, the last to occur of (x) with respect to such Unit, the earlier to occur of the termination of the Lease or the expiration of the Lease Term,
(y) with respect to each Unit, the return of such Unit to the Lessor in accordance with the terms of the Lease (it being understood that, so long as any Unit is in storage as provided in Section 6.1 of the Lease, the date of return thereof for the purpose of this clause (i) shall be the last day of the Storage Period) and (z) the release of the Lien of the Indenture on such Unit;

                  (ii) Claims which are Taxes or any loss of tax benefits or increases in tax liability (provided that this clause (ii) shall not preclude a Claim from being paid on an After-Tax Basis), but not excluding Taxes or any loss of tax benefits or increases in tax liability with respect to any Indemnified Person, or any other person who, together with such Indemnified Person, is treated as one employer for employee benefit plan purposes, as a result of, or in connection with, any "prohibited transaction" within the meaning of the provisions of the Code or regulations thereunder or as set forth in Section 406 of ERISA or the regulations implementing ERISA, Section 4975 of the Code or the regulations thereunder or applicable Similar Laws or the regulations thereunder;

                  (iii) with respect to any particular Indemnified Person, Claims resulting from the gross negligence or willful misconduct of such Indemnified Person or a Related Party of such Indemnified Person (other than gross negligence or willful misconduct imputed as a matter of law to such Indemnified Person solely by reason of its interest in the Equipment), or any breach of any covenant, or falsity of any representation or warranty of such Indemnified Person or such Related Party;

                  (iv) Claims to the extent attributable to any transfer by the Lessor of the Equipment or any portion thereof or any transfer by the Owner Participant of all or any portion of its interest in the Trust Estate other than
(x) any such transfer in connection with a Lease Event of Default or the exercise of remedies in connection therewith and (y) any such transfer to the Lessee or its designee in connection with a purchase or a voluntary termination as contemplated by the Lease or Section 6.9 or (z) any such transfer made pursuant to Section 7.1(m);

                  (v) with respect to any particular Indemnified Person that is the Owner Participant or the Owner Trustee in the case of clause (a) below or that is the Loan Participant in the case of clause (b) below, unless such transfer is required by the terms of the Operative Agreements or occurs during the continuance of a Lease Event of Default, Claims relating to any offer, sale, assignment, transfer or other disposition (voluntary or involuntary) (a) in the case of the Owner Participant, of any of its interest in the Beneficial Interest (other than pursuant to Section 6.9 or Section 7.1(m)) or (b) with respect to the Loan Participant, of all or any portion of the Loan Participant's interest in the Equipment Notes or the collateral therefor;

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                  (vi) with respect to any particular Indemnified Person, Claims resulting from the imposition of any Lessor's Lien (or other liens not expressly permitted) attributable to such Indemnified Person or a Related Party of such Indemnified Person;

                  (vii) with respect to any particular Indemnified Person, Claims to the extent the risk thereof has been expressly assumed by such Indemnified Person in connection with the exercise by such Indemnified Person of any inspection rights under the Operative Documents;

                  (viii) Claims relating to any amount that constitutes or (in the case of subclause (D)) is attributable to: (A) principal of, or interest or premium on the Equipment Notes or securities issued by the Pass Through Trusts (except to the extent such amounts are otherwise indemnified pursuant to Section 7.2(c)(iv)); (B) Transaction Costs (without limiting Lessee's obligations under Sections 2.5(c) and 2.5(e)); (C) ordinary and usual operating or overhead expenses of the applicable Indemnified Person; (D) Indenture Events of Default not attributable to a Lease Event of Default or a Manager Default; and (E) failure by Owner Trustee, Indenture Trustee or Pass Through Trustee, respectively, to distribute any amounts held by it in accordance with the Operative Agreements; and

                  (ix) Claims relating to the authorization or giving or withholding of any future amendments, supplements, waivers or consents with respect to any of the Operative Agreements which are not (1) requested by the Lessee or (2) required by any applicable law or regulation (other than laws or regulations solely relating to the business of the Lessor, the Indenture Trustee, the Trust Company, the Pass Through Trustee, the Initial Purchasers, the Collateral Agent, the Policy Provider or any Participant) or (3) entered into in connection with, or as a result of, a Lease Default or (4) required pursuant to the terms of the Operative Agreements (including such reasonable expenses incurred in connection with any adjustment pursuant to Section 2.6).

            (e) Insured Claims. In the case of any Claim indemnified by the Lessee hereunder which is covered by a policy of insurance maintained by the Lessee pursuant to Section 12 of the Lease or otherwise, each Indemnified Person agrees to provide reasonable cooperation to the applicable insurers in the exercise of their rights to investigate, defend, settle or compromise such Claim as may be required to retain the benefits of such insurance with respect to such Claim.

            (f) Claims Procedure. An Indemnified Person shall, after obtaining knowledge thereof, promptly notify the Lessee of any Claim as to which indemnification is sought; provided, however, that the failure to give such notice shall not release the Lessee from any of its obligations under this
Section 7.2, except (but only if neither the Lessee nor TILC shall have actual knowledge of such Claim) to the extent that failure to give notice of any action, suit or proceeding against such Indemnified Person shall have a material adverse effect on Lessee's ability to defend such Claim or recover proceeds under any insurance policies maintained by the Lessee or to the extent Lessee's indemnification obligations are increased as a demonstrable result of such failure. The Lessee shall, after obtaining knowledge thereof, promptly notify each Indemnified Person of any indemnified Claim affecting such Indemnified Person. Subject to the provisions of the following paragraph, the Lessee shall at its sole cost and expense be entitled to

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control, and shall assume full responsibility for, the defense of such claim or liability; provided that the Lessee shall confirm to such Indemnified Person Lessee's obligations to indemnify hereunder for such Claim, shall keep the Indemnified Person which is the subject of such proceeding fully apprised of the status of such proceeding and shall provide such Indemnified Person with all information with respect to such proceeding as such Indemnified Person shall reasonably request. To the extent that a Claim is made against Lessee pursuant to this Section 7.2 at a time when an identical claim for indemnification arising from substantially similar facts and circumstances is being asserted against TILC or TRLTII pursuant to this Section 7, if Lessee is entitled to control the defense of such Claim pursuant to this Section 7.2 and at the same time TILC or TRLTII, as the case may be, is entitled to control the defense of such claim or liability pursuant to this Section 7, Lessee's indemnification obligations under this Section 7.2 shall not be reduced as a result of the inability of Lessee to control the defense of such Claim where such inability to control the defense of such Claim is caused by the exercise by TILC or TRLTII, as applicable, of such Person's right to control the defense of such indemnified claim as provided by this Section 7.

            Notwithstanding any of the foregoing to the contrary, the Lessee shall not be entitled to control and assume responsibility for the defense of any Claim if (1) a Lease Default shall have occurred and be continuing, (2) such proceeding will involve any material danger of the sale, forfeiture or loss of, or the creation of any Lien (other than any Lien permitted under the Operative Agreements or a Lien that is adequately bonded to the satisfaction of such Indemnified Person) on, any Unit, Pledged Unit, Sublease, Pledged Equipment Lease or Applicable Sublease Payment or Applicable Railcar Payment (each as defined in the Management Agreement), (3) in the good faith opinion of such Indemnified Person, there exists an actual or potential conflict of interest such that it is advisable for such Indemnified Person to retain control of such proceeding, (4) such Claim involves the possibility of criminal sanctions or liability to such Indemnified Person, (5) an Equity Insufficiency Circumstance shall exist or (6) such proceeding involves Claims not fully indemnified by the Lessee. In the circumstances described in clauses (1) - (6), the Indemnified Person shall be entitled to control and assume responsibility for the defense of such claim or liability at the expense of the Lessee. In addition, any Indemnified Person may participate in any reasonable manner that is not likely to materially interfere with such control in any proceeding controlled by the Lessee pursuant to this Section 7.2, at its own expense, in respect of any such proceeding as to which the Lessee shall have acknowledged in writing its obligation to indemnify the Indemnified Person pursuant to this Section 7.2, and at the expense of the Lessee in respect of any such proceeding as to which the Lessee shall not have so acknowledged its obligation to the Indemnified Person pursuant to this Section 7.2. The Lessee may in any event participate in all such proceedings at its own cost; provided that if Lessee is not entitled to control the defense of such Claim in accordance with this Section 7.2(f), any participation of the Lessee in such proceeding shall be in a reasonable manner that is not likely to materially interfere with the control of the Indemnified Person in such proceeding. Nothing contained in this Section 7.2(f) shall be deemed to require an Indemnified Person to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto. No Indemnified Person shall enter into any settlement or other compromise with respect to any Claim without the prior written consent of the Lessee unless the Indemnified Person waives its rights to indemnification hereunder; provided that an Indemnified Person shall be permitted to enter into such a settlement or compromise without the consent of the Lessee and without waiving its indemnification rights hereunder if (x) such Indemnified Person has given the Lessee

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reasonable prior notice of its intention to settle or compromise such Claim (the reasonableness of its prior notice to take into account, among other items, any applicable deadlines in any proceedings relating to such Claim), (y) the Lessee has not acknowledged its indemnity obligations with respect to such Claim and
(z) there is a significant risk that an adverse judgment will be entered into against such Indemnified Person with respect to such Claim.

            In the event that in the course of the investigation or defense of a Claim, the Lessee shall in good faith reasonably determine that it is not liable for indemnification with respect thereto under this Section 7.2, it may give notice to the applicable Indemnified Person of such fact; and, in such case, any acknowledgment theretofore made by the Lessee of liability with respect to such Claim under this Section 7.2 shall be deemed revoked and the Lessee may thereupon cease to defend such Claim; provided that (i) the Lessee shall have given the Indemnified Person reasonable prior notice of its intention to renounce such acknowledgment, (ii) the Lessee's conduct regarding the defense of such Claim or any decision to withdraw from such defense shall not prejudice or have prejudiced the Indemnified Person's ability to contest such Claim (taking into account, among other things, the timing of the Lessee's withdrawal and the theory or theories upon which Lessee shall have based its defense), and (iii) the Lessee shall have given such Indemnified Person all materials, documents and records relating to its defense of such Claim as such Indemnified Person shall have reasonably requested in connection with the assumption by such Indemnified Person of the defense of such Claim at the cost and expense of the Lessee. In the event that the Lessee shall cease to defend any Claim pursuant to the preceding sentence, the Lessee shall indemnify each Indemnified Person, without regard to any exclusion that might otherwise apply hereunder, to the extent that the actions of the Lessee in defending such Claim or the manner or time of the Lessee's election to withdraw from the defense of such Claim shall have caused such Indemnified Person to incur any loss, cost, liability, expense or other Claim that such Indemnified Person would not have incurred had the Lessee not ceased to defend such Claim in such manner or such time.

            (g) Subrogation. If a Claim indemnified by the Lessee under this
Section 7.2 is paid in full by the Lessee and/or an insurer under a policy of insurance maintained by the Lessee, the Lessee and/or such insurer, as the case may be, shall be subrogated to the extent of such payment to the rights and remedies of the Indemnified Person (other than under insurance policies maintained by such Indemnified Person) on whose behalf such Claim was paid with respect to the transaction or event giving rise to such Claim. Should an Indemnified Person receive any refund, in whole or in part, with respect to any Claim paid by the Lessee hereunder, it shall promptly pay over the amount refunded (but not in excess of the amount the Lessee or any of its insurers has paid) to the Lessee; provided, however, so long as a Lease Event of Default shall have occurred and be continuing, such amount may be held by the Collateral Agent as security for the Lessee's obligations under the Lease and the other Operative Agreements; provided, further, only with respect to the Owner Participant and its Related Indemnitee Group, so long as an event referred to in clause (5) of Section 7.2(f) hereof shall have occurred and be continuing, such amount may be held by the Owner Trustee as security for the Lessee's obligations with respect to the Equity Insufficiency Circumstance.

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            Section 7.3 Indemnification by TILC.

            (a) Claims Indemnified. Whether or not any Unit is accepted under the Lease, or the Closing occurs, and subject to the exclusions stated in
Section 7.3(b) below, TILC agrees to indemnify, protect, defend and hold harmless each Indemnified Person on an After-Tax Basis against Claims directly or indirectly resulting from or arising out of or alleged to result from or arise out of (whether or not such Indemnified Person shall be indemnified as to such Claim by any other Person but subject to Section 7.3(d)):

                  (i) any breach of or any inaccuracy in any representation, warranty or certification made by TILC in this Agreement or any of the other Operative Agreements or in any document or certificate delivered by TILC pursuant hereto or thereto;

                  (ii) any breach of or failure by TILC to perform any covenant or obligation of TILC set out in or contemplated by this Agreement or any of the other Operative Agreements; and

                  (iii) any violation of any law, rule, regulation or order by TILC or its directors, officers, employees, agents or servants.

            (b) Claims Excluded. The following are excluded from TILC's agreement to indemnify under this Section 7.3:

                  (i) Claims attributable to acts or events occurring after the termination of the Lease or the expiration of the Lease Term; and

                  (ii) Claims which are Taxes or any loss of tax benefits or increases in tax liability (provided that this clause (ii) shall not preclude a Claim from being paid on an After-Tax Basis);

            (c) Claims Procedure. An Indemnified Person shall, after obtaining knowledge thereof, promptly notify TILC of any Claim as to which indemnification is sought; provided, however, that the failure to give such notice shall not release TILC from any of its obligations under this Section 7.3, except (but only if neither the Lessee nor TILC shall have actual knowledge of such Claim) to the extent that failure to give notice of any action, suit or proceeding against such Indemnified Person shall have a material adverse effect on TILC's ability to defend such Claim or recover proceeds under any insurance policies maintained by TILC or to the extent TILC's indemnification obligations are increased as a demonstrable result of such failure. TILC shall, after obtaining knowledge thereof, promptly notify each Indemnified Person of any indemnified Claim affecting such Indemnified Person. Subject to the provisions of the following paragraph, TILC shall at its sole cost and expense be entitled to control, and shall assume full responsibility for, the defense of such claim or liability; provided that TILC shall confirm to such Indemnified Person TILC's obligations to indemnify hereunder for such Claim, shall keep the Indemnified Person which is the subject of such proceeding fully apprised of the status of such proceeding and shall provide such Indemnified Person with all information with respect to such proceeding as such Indemnified Person shall reasonably request. To the extent that a Claim is made against TILC pursuant to this
Section 7.3 at a time when an identical claim for indemnification arising from substantially similar facts and circumstances is being

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asserted against Lessee or TRLTII pursuant to this Section 7, if TILC is entitled to control the defense of such Claim pursuant to this Section 7.3 and at the same time Lessee or TRLTII, as the case may be, is entitled to control the defense of such claim or liability pursuant to this Section 7, TILC's indemnification obligations under this Section 7.3 shall not be reduced as a result of the inability of TILC to control the defense of such Claim where such inability to control the defense of such Claim is caused by the exercise by Lessee or TRLTII, as applicable, of such Person's right to control the defense of such indemnified claim as provided by this Section 7.

                  Notwithstanding any of the foregoing to the contrary, TILC shall not be entitled to control and assume responsibility for the defense of any Claim if (1) a Lease Event of Default shall have occurred and be continuing,
(2) such proceeding will involve any material danger of the sale, forfeiture or loss of, or the creation of any Lien (other than any Lien permitted under the Operative Agreements or a Lien which is adequately bonded to the satisfaction of such Indemnified Person) on, any Unit or Pledged Unit, (3) in the good faith opinion of such Indemnified Person, there exists an actual or potential conflict of interest such that it is advisable for such Indemnified Person to retain control of such proceeding, (4) such Claim involves the possibility of criminal sanctions or liability to such Indemnified Person or (5) an Equity Insufficiency Circumstance shall exist. In the circumstances described in clauses (1) - (5), the Indemnified Person shall be entitled to control and assume responsibility for the defense of such claim or liability at the expense of TILC. In addition, any Indemnified Person may participate in any reasonable manner that is not likely to materially interfere with such control in any proceeding controlled by TILC pursuant to this Section 7.3, at its own expense, in respect of any such proceeding as to which TILC shall have acknowledged in writing its obligation to indemnify the Indemnified Person pursuant to this Section 7.3, and at the expense of TILC in respect of any such proceeding as to which TILC shall not have so acknowledged its obligation to the Indemnified Person pursuant to this
Section 7.3. TILC may in any event participate in all such proceedings at its own cost; provided that if TILC is not entitled to control the defense of such Claim in accordance with this Section 7.3(c), any participation of the TILC in such proceeding shall be in a reasonable manner that is not likely to materially interfere with the control of the Indemnified Person in such proceeding. Nothing contained in this Section 7.3(c) shall be deemed to require an Indemnified Person to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto. No Indemnified Person shall enter into any settlement or other compromise with respect to any Claim without the prior written consent of TILC unless the Indemnified Person waives its rights to indemnification hereunder; provided that an Indemnified Person shall be permitted to enter into such a settlement or compromise without the consent of TILC and without waiving its indemnification rights hereunder if (x) such Indemnified Person has given TILC reasonable prior notice of its intention to settle or compromise such Claim (the reasonableness of its prior notice to take into account, among other items, any applicable deadlines in any proceedings relating to such Claim), (y) TILC has not acknowledged its indemnity obligations with respect to such Claim and (z) there is a significant risk that an adverse judgment will be entered into against such Indemnified Person with respect to such Claim.

                  In the event that in the course of the investigation or defense of a Claim, TILC shall in good faith reasonably determine that it is not liable for indemnification with respect thereto under this Section 7.2, it may give notice to the applicable Indemnified Person of such fact; and, in such case, any acknowledgment theretofore made by TILC of liability with respect

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to such Claim under this Section 7.2 shall be deemed revoked and TILC may thereupon cease to defend such Claim; provided that (i) TILC shall have given the Indemnified Person reasonable prior notice of its intention to renounce such acknowledgment, (ii) TILC's conduct regarding the defense of such Claim or any decision to withdraw from such defense shall not prejudice or have prejudiced the Indemnified Person's ability to contest such Claim (taking into account, among other things, the timing of TILC's withdrawal and the theory or theories upon which TILC shall have based its defense), and (iii) TILC shall have given such Indemnified Person all materials, documents and records relating to its defense of such Claim as such Indemnified Person shall have reasonably requested in connection with the assumption by such Indemnified Person of the defense of such Claim at the cost and expense of TILC. In the event that TILC shall cease to defend any Claim pursuant to the preceding sentence, TILC shall indemnify each Indemnified Person, without regard to any exclusion that might otherwise apply hereunder, to the extent that the actions of TILC in defending such Claim or the manner or time of TILC's election to withdraw from the defense of such Claim shall have caused such Indemnified Person to incur any loss, cost, liability, expense or other Claim that such Indemnified Person would not have incurred had TILC not ceased to defend such Claim in such manner or such time.

                  (d) Subrogation. If a Claim indemnified by TILC under this
Section 7.3 is paid in full by TILC and/or an insurer under a policy of insurance maintained by TILC, TILC and/or such insurer, as the case may be, shall be subrogated to the extent of such payment to the rights and remedies of the Indemnified Person (other than under insurance policies maintained by such Indemnified Person) on whose behalf such Claim was paid with respect to the transaction or event giving rise to such Claim. Should an Indemnified Person receive any refund, in whole or in part, with respect to any Claim paid by TILC hereunder, it shall promptly pay over the amount refunded (but not in excess of the amount TILC or any of its insurers has paid) to TILC; provided, however, so long as a Lease Event of Default shall have occurred and be continuing, such amount may be held by the Collateral Agent as security for TILC's obligations under the Lease and the other Operative Agreements; provided, further, only with respect to the Owner Participant and its Related Indemnitee Group, so long as an event referred to in clause (5) of Section 7.3(c) hereof shall have occurred and be continuing, such amount may be held by the Owner Trustee as security for the Lessee's obligations with respect to the Equity Insufficiency Circumstance.

SECTION 8. LESSEE'S RIGHT OF QUIET ENJOYMENT.

      Each party to this Agreement acknowledges notice of, and consents in all respects to, the terms of the Lease, and expressly, severally and as to its own actions only, agrees that it shall not take or cause to be taken any action contrary to the Lessee's rights under the Lease, including, without limitation, the right to possession, use and quiet enjoyment (i) by the Lessee of the Equipment, so long as no Lease Event of Default has occurred and is continuing, or (ii) to the extent required under the applicable Sublease or Pledged Equipment Lease or under any applicable consent referred to in Section 4.1(cc) by any Sublessee of the Equipment or by any Pledged Equipment Lessee of the Pledged Equipment.

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SECTION 9. SUCCESSOR INDENTURE TRUSTEE.

      In the event that the Indenture Trustee gives notice of its resignation pursuant to Section 8.2 of the Indenture, the Owner Trustee shall promptly appoint a successor Indenture Trustee reasonably acceptable to the Lessee.

SECTION 10. MISCELLANEOUS.

      Section 10.1 Consents. Each Participant covenants and agrees (subject, in the case of the Loan Participant, to all of the terms and provisions of the Indenture) that it shall not unreasonably withhold its consent to any consent requested by the Lessee, TILC, TRLTII, the Owner Trustee, the Pass Through Trustee or the Indenture Trustee, as the case may be, under the terms of the Operative Agreements that by its terms is not to be unreasonably withheld by the Owner Trustee or the Indenture Trustee.

      Section 10.2 Refinancing. So long as no Lease Event of Default has occurred and is continuing, the Lessee shall have the right, on no more than two occasions, in its sole discretion, at any time following the fifth anniversary of the Closing Date, to request the Owner Participant and the Trust to effect an optional prepayment of all, but not less than all, of the Equipment Notes pursuant to Section 2.10(d) of the Indenture as part of a refunding or refinancing operation, provided that the Lessee shall obtain the prior written consent of the Owner Participant to be granted in the sole discretion of the Owner Participant acting in good faith if such refinancing imposes any increased risk or liability on or otherwise adversely affects the Owner Participant; provided further, that the Owner Participant shall not withhold such consent if in its sole judgment (i) any increased risk or liability is both remote and not material, (ii) the Lessee and Trinity are at the time at least as creditworthy as on the Closing Date and (iii) the Lessee provides an indemnity, in form and substance satisfactory to the Owner Participant, for such increased risk or liability, which indemnity is guaranteed by Trinity pursuant to a Guaranty substantially in the form of Section 11 of this Agreement. As soon as practicable after receipt of such request, the Owner Participant and the Lessee shall cooperate in good faith to effectuate such refinancing or refunding and shall enter into an agreement, in form and substance satisfactory to the parties thereto, as to the terms of such refunding or refinancing as follows:

            (a) the Lessee, the Owner Participant, the Indenture Trustee, the Owner Trustee, and any other appropriate parties will enter into a financing or loan agreement (which may involve an underwriting agreement in connection with a public offering or a securities purchase agreement in connection with a Rule 144A offering), in form and substance reasonably satisfactory to the parties thereto, providing for (i) the issuance and sale by the Trust or such other party as may be appropriate on the date specified in such agreement (for the purposes of this Section 10.2, the "Refunding Date") of debt securities in an aggregate principal amount (in the lawful currency of the United States) equal to the principal amount of the Equipment Notes outstanding on the Refunding Date, having the same maturity date as said Equipment Notes and having a weighted average life which is not less than or greater than (in either case, by more than six months) the Remaining Weighted Average Life of said Equipment Notes, (ii) the application of the proceeds of the sale of such debt securities to the prepayment of all such Equipment Notes on the Refunding Date, and (iii) payment by Lessee to the Person or Persons entitled thereto of

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all other amounts, in respect of accrued interest, any Make Whole Amount or other premium, if any, payable on such Refunding Date;

            (b) the Lessee and the Trust will amend the Lease in a manner such that (i) if the Refunding Date is not a Rent Payment Date and the accrued and unpaid interest on the Equipment Notes is not otherwise paid pursuant to Section 10.2(a), the Lessee shall on the Refunding Date prepay that portion of the next succeeding installment of Basic Rent as shall equal the aggregate interest accrued on the Equipment Notes outstanding to the Refunding Date, (ii) Basic Rent payable in respect of the period from and after the Refunding Date shall be recalculated to preserve the Net Economic Return which the Owner Participant would have realized had such refunding not occurred, provided that the net present value of Basic Rent shall be minimized to the extent consistent therewith, and (iii) amounts payable in respect of Stipulated Loss Value, Stipulated Loss Amount, Early Purchase Price, Termination Value and Termination Amount from and after the Refunding Date shall be appropriately recalculated to preserve the Net Economic Return which the Owner Participant would have realized had such refunding not occurred (it being agreed that any recalculations pursuant to subclauses (ii) and (iii) of this clause (b) shall be performed in accordance with the requirements of Section 2.6 hereof);

            (c) the Trust will enter into an agreement to provide for the securing thereunder of the debt securities issued by the Trust pursuant to clause (a) of this Section 10.2 in like manner as the Equipment Notes and/or will enter into such amendments and supplements to the Indenture as may be necessary to effect such refunding or refinancing; provided that, no such agreement or amendment shall provide for any increase in the security for the new debt securities; and provided further that, notwithstanding the foregoing (but subject to the provisions of clauses (a) and (b) and the lead in paragraph of this Section 10.2 above), the Lessee reserves the right to set the economic terms and other terms not customarily negotiated between an owner participant and a lender of the refunding or refinancing transaction to be so offered except to the extent adversely affecting cash flow, coverage ratios and reserve accounts, to the extent that they are passed through to the Lessee in, or define rights or obligations of the Lessee under, the Operative Agreements;

            (d) (i) in the case of a refunding or refinancing involving a public offering of debt securities, neither the Trust nor the Owner Participant shall be an "issuer" for securities law purposes or an "obligor" within the meaning of the Trust Indenture Act of 1939, as amended, the offering materials (including any registration statement) for the refunding or refinancing transaction shall be reasonably satisfactory to the Owner Participant and (ii) the Lessee shall provide satisfactory indemnity to the Owner Trustee and Owner Participant with respect to the refunding or refinancing;

            (e) unless otherwise agreed by each of the Owner Participant and the Policy Provider, the Lessee shall pay to the Trust as Supplemental Rent an amount, on an After-Tax Basis, equal to any Make-Whole Amount, Late Payment Premium, if any, payable in respect of Equipment Notes outstanding on the Refunding Date pursuant to the Indenture, all interest which is accrued and unpaid in respect of late payments of Basic Rent or any part thereof, all Policy Provider Amounts due and owing to the Policy Provider on the Refunding Date (after giving effect to the transactions contemplated to occur on the Refunding
Date) all reasonable fees, costs,

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expenses of such refunding or refinancing and of the parties hereto incurred in connection with such refunding or refinancing (including all reasonable out-of-pocket legal fees and expenses and the reasonable fees of any financial advisors);

            (f) the Lessee shall give the Indenture Trustee, the Policy Provider, the Pass Through Trustee and the Owner Participant not less than 25 days prior written notice of the Refunding Date;

            (g) the Owner Participant, the Owner Trustee, the Pass Through Trustee and the Indenture Trustee shall have received (i) such opinions of counsel as they may reasonably request concerning compliance with the Securities Act of 1933, as amended, and any other applicable law relating to the sale of securities and (ii) such other opinions of counsel and such certificates and other documents, each in form and substance reasonably satisfactory to them, as they may reasonably request in connection with compliance with the terms and conditions of this Section 10.2 (including with respect to the Owner Participant a satisfactory tax opinion to the effect that there are no material adverse tax consequences as a result of the refinancing); and

            (h) such refinancing shall not violate any requirement of law, and all necessary authorizations, approvals and consents shall have been obtained and shall be in full force and effect.

            The Lessee shall pay to or reimburse the Participants, the Owner Trustee and the Indenture Trustee for (A) all costs and expenses (including reasonable attorneys' and accountants' fees) paid or incurred by them in connection with such refunding or refinancing and (B) a refunding fee payable to each Owner Participant on a pro rata basis upon the occurrence of the second refunding or refinancing equal to the product of $1,000 multiplied by a fraction, the numerator of which is the total Equipment Cost of the Units on the date of such refinancing and the denominator of which is $1,000,000.

      Section 10.3 Amendments and Waivers. No term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by the Lessee, TILC, TRLTII, Trinity, the Policy Provider (so long as it is the Control Party) and each party against which enforcement of the termination, amendment or waiver is sought.

      Section 10.4 Notices. Unless otherwise expressly specified or permitted by the terms hereof all communications and notices provided for herein shall be in writing or by facsimile, and any such notice shall become effective (i) upon personal delivery thereof, including, without limitation, by reputable overnight courier, or (ii) in the case of notice by facsimile, upon confirmation of receipt thereof, provided such transmission is promptly further confirmed by any of the methods set forth in clause (i) above, in each case addressed to each party hereto at its address set forth below or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto:

            If to the Lessee:

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                  Trinity Rail Leasing III L.P.
                  2525 Stemmons Freeway
                  Dallas, TX 75207
                  Attention:  Vice President Leasing Operations
                  Re:  (TRLIII 2003-1B)
                  Fax No.:  (214) 589-8271
                  Confirmation No:  (214) 631-4420

            If to TILC:

                  Trinity Industries Leasing Company
                  2525 Stemmons Freeway
                  Dallas, TX 75207
                  Attention:  Vice President Leasing Operations
                  Re:  (TRLIII 2003-1B)
                  Fax No.:  (214) 589-8271
                  Confirmation No.:  (214) 631-4420

            If to the Owner Trustee:

                  U.S. Bank Trust National Association
                  225 Asylum Street, 23rd Floor
                  Hartford, CT 06103
                  Attn: Corporate Trust Department
                  Re: Trinity 2003-1B
                  Facsimile No.: (860) 241-6889
                  Confirmation No.: (860) 241-6822

            with a copy to:

                  the Owner Participant at the
                  address set forth below

            If to the Owner Participant:

                  Bankers Commercial Corporation
                  445 South Figueroa Street
                  Los Angeles, CA  89971
                  Attention:  Kenji Ogawa
                  Facsimile No.:  (213) 236-6522
                  Confirmation No.:  (213) 236-6460

            If to the Indenture Trustee:

                  Wilmington Trust Company
                  1100 North Market Street
                  Rodney Square North
                  Wilmington, Delaware  19890-0001

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

                  Attention:  Corporate Trust Administration
                  Facsimile No.:  302-636-4141
                  Confirmation No.:  302-651-1000

            If to the Pass Through Trustee:

                  Wilmington Trust Company
                  1100 North Market Street
                  Rodney Square North
                  Wilmington, Delaware  19890-0001
                  Attention:  Corporate Trust Administration
                  Facsimile No.:  302-636-4141
                  Confirmation No.:  302-651-1000

                  If to the Rating Agency:

                  Standard & Poor's Ratings Group
                  55 Water Street, 40th Floor
                  New York, New York 10041
                  Attention: Stephen F. Rooney, Structured Finance Ratings Facsimile No.: 212-438-2646

                  Confirmation No.:  212-438-2591

                  Moody's Investors Service, Inc.
                  99 Church Street - 4th Floor
                  New York, New York  10007
                  Attention:  ABS Monitoring Department
                  Facsimile No.: 212-553-4119
                  Confirmation No.: 212-298-7075

                  If to the Policy Provider:

                  Ambac Assurance Corporation
                  One State Street Plaza, 15th Floor
                  New York, NY  10004
                  Attention:  Structured Finance Department-ABS
                  Re:  TRLIII 2003-1
                  Facsimile:   (212) 208-3509
                  Conf. No.:  (212) 208-3186

      Section 10.5 Survival. All warranties, representations, indemnities and covenants made by any party hereto, herein or in any certificate or other instrument delivered by any such party or on the behalf of any such party under this Agreement, shall be considered to have been relied

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upon by each other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by any such party or on behalf of any such party.

      Section 10.6 No Guarantee of Residual Value or Debt. Nothing contained herein or in the Lease, the Indenture, the Trust Agreement or the Tax Indemnity Agreement or in any certificate or other statement delivered by the Lessee in connection with the transactions contemplated hereby shall be deemed to be (i) a guarantee by the Lessee or TILC to the Owner Trustee, the Owner Participant, the Indenture Trustee, the Pass Through Trustee or the Loan Participant that the Equipment will have any residual value or useful life, or (ii) a guarantee by the Indenture Trustee, the Owner Trustee, the Owner Participant, the Lessee or TILC (A) of payment of the principal of, premium, if any, or interest on the Equipment Notes or (B) against losses due to the financial inability to pay of an obligor with respect to a Sublease or Pledged Equipment Sublease.

      Section 10.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof including each successive holder of the Beneficial Interest permitted under Section 6.1 hereof and each successive holder of any Equipment Note permitted under the Indenture issued and delivered pursuant to this Agreement or the Indenture. The parties hereto agree that the Collateral Agent shall be a third party beneficiary of this Agreement. Except as expressly provided herein or in the other Operative Agreements, no party hereto may assign their interests herein without the consent of the parties hereto.

      Section 10.8 Business Day. Notwithstanding anything herein or in any other Operative Agreement to the contrary, if the date on which any payment is to be made pursuant to this Agreement or any other Operative Agreement is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such succeeding Business Day and (provided such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

      Section 10.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

      Section 10.10 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

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      Section 10.11 Counterparts. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

      Section 10.12 Headings and Table of Contents. The headings of the Sections of this Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

      Section 10.13 Limitations of Liability; Extent of Interest.

            (a) Liabilities of Participants. Neither the Indenture Trustee, the Owner Trustee nor any Participant shall have any obligation or duty to the Lessee, to TILC, to any other Participant or to others with respect to the transactions contemplated hereby, except those obligations or duties of such Participant expressly set forth in this Agreement and the other Operative Agreements, and neither the Indenture Trustee nor any Participant shall be liable for performance by any other party hereto of such other party's obligations or duties hereunder. Without limitation of the generality of the foregoing, under no circumstances whatsoever shall the Indenture Trustee or any Participant be liable to the Lessee or TILC for any action or inaction on the part of the Owner Trustee in connection with the transactions contemplated herein, whether or not such action or inaction is caused by willful misconduct or gross negligence of the Owner Trustee, unless such action or inaction is at the direction of the Indenture Trustee or any Participant, as the case may be, and such action or inaction is expressly prohibited hereby.

            (b) No Recourse to the Owner Trustee. It is expressly understood and agreed by and between Trust Company, the Owner Trustee, the Lessee, the Owner Participant, the Indenture Trustee, the Pass Through Trustee, and the Loan Participant, and their respective successors and permitted assigns that, subject to the proviso contained in this Section 10.13(b), all representations, warranties and undertakings of the Owner Trustee hereunder shall be binding upon the Owner Trustee only in its capacity as Owner Trustee under the Trust Agreement, and (except as expressly provided herein) Trust Company shall not be liable for any breach thereof, except for its gross negligence or willful misconduct, or for breach of its covenants, representations and warranties contained herein, except to the extent covenanted or made in its individual capacity; provided, however, that nothing in this Section 10.13 (b) shall be construed to limit in scope or substance those representations and warranties of Trust Company made expressly in its individual capacity set forth herein. The term "Owner Trustee" as used in this Agreement shall include any successor trustee under the Trust Agreement, or the Owner Participant if the trust created thereby is revoked.

            (c) Extent of Interest of Holders of Equipment Notes. No holder of an Equipment Note shall have any further interest in, or other right with respect to, the mortgage and security interests created by the Indenture when and if the principal of and interest on all Equipment Notes held by such holder and all other sums payable to such holder hereunder, under the Indenture and under such Equipment Notes shall have been paid in full. Each holder of the Equipment Notes by its acceptance of an Equipment Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to such holder as provided in Article III of the Indenture and that neither TILC, the Lessee, the Owner Participant, the Indenture Trustee nor the Owner Trustee shall be personally liable to any holder

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

of the Equipment Notes for any amounts payable under the Equipment Notes, the Indenture or hereunder, except as expressly provided in the Operative Agreements.

            (d) Loan Participant's Source of Funds. It is expressly understood and agreed by and between the Owner Trustee, the Lessee, the Owner Participant, the Indenture Trustee, the Pass Through Trustee and the Loan Participant, and their respective successors and permitted assigns that, subject to the proviso contained in this Section 10.13(d), the undertakings of the Loan Participant hereunder are limited to the application of the proceeds of the sale of the Pass Through Certificates to the purchase by the Pass Through Trustee of the Equipment Notes; provided, however, that nothing in this Section 10.13(d) shall be construed to limit in scope or substance those representations and warranties of the Loan Participant made expressly in its individual capacity set forth herein.

      Section 10.14 Maintenance of Non-Recourse Debt. The parties hereto agree that if the Trust becomes a debtor subject to the reorganization provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code") or any successor provision, the parties hereto will make an election under 1111(b)(1)(A)(i) of the Bankruptcy Code. If (a) the Trust becomes a debtor subject to the reorganization provisions of the Bankruptcy Code or any successor provision, (b) pursuant to such reorganization provisions the Trust is required, by reason of the Trust being held to have recourse liability to the Pass Through Trustee or the Indenture Trustee, directly or indirectly, to make payment on account of any amount payable under the Equipment Notes or any of the other Operative Agreements and (c) the Indenture Trustee and/or the Pass Through Trustee actually receives any Excess Amount (as hereinafter defined) which reflects any payment by the Trust on account of (b) above, then the Indenture Trustee and/or the Pass Through Trustee, as the case may be, shall promptly refund to the Trust such Excess Amount. For purposes of this Section 10.14, "Excess Amount" means the amount by which such payment exceeds the amount which would have been received by the Indenture Trustee or the Pass Through Trustee if the Trust had not become subject to the recourse liability referred to in (b) above.

      Section 10.15 Ownership of and Rights in Units and Pledged Units. The sale of the Units described on Schedule 1-A hereto and the Existing Equipment Subleases, the Pledged Units and the Existing Pledged Equipment Leases by TRLTII contemplated hereby is intended for all purposes to be a true sale of all of TRLTII's right, title and interest in and to such Units, the Existing Equipment Subleases, the Pledged Units and the Existing Pledged Equipment Leases to the Lessee, which shall be the legal owner thereof upon such sale. Upon consummation of the sale and leaseback transactions contemplated hereby, the Lessee's interest in such Units is intended to be that of a lessee only. It is intended that for federal and state income tax purposes the Owner Participant will be the owner of such Units. The rights of the Indenture Trustee in and to such Units pursuant to the Indenture is intended to be that of a secured party holding a security interest, subject to the Lease and the rights of the Lessee thereunder. No holder of an Equipment Note is intended to have any right, title or interest in or to such Units except as a beneficiary of the Lien granted by the Owner Trustee to the Indenture Trustee pursuant to the Indenture in trust for the equal and ratable benefit of the holders from time to time of the Equipment Notes.

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

      Section 10.16 No Petition. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all outstanding Equipment Notes and all obligations of the Lessee under the Operative Agreements and release of all Collateral held under the Collateral Agency Agreement (i) no party hereto shall authorize the Lessee, the Owner Trust or the Marks Company to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Lessee, the Owner Trust or the Marks Company or their debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official of the Lessee, the Owner Trust or the Marks Company or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Lessee, the Owner Trust or the Marks Company, or to make a general assignment for the benefit of any party hereto or any other creditor of the Lessee, the Owner Trust or the Marks Company, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against the Lessee, the Owner Trust or the Marks Company under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. Each of the parties hereto agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Equipment Notes and all obligations of the Lessee under the Operative Agreements and release of all Collateral held under the Collateral Agency Agreement, it will not institute against, or join any other Person in instituting against, Lessee, the Owner Trust or the Marks Company an action in bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any state of the United States.

      Section 10.17 Consent To Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Operative Agreement or for recognition and enforcement of any judgment in respect hereof or thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts from any thereof;

                  (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form and mail), postage prepaid, to each party hereto at its address set forth in Section 10.4 hereof, or at such other address of which the other parties shall have been notified pursuant thereto; and

                  (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

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

      Section 10.18 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH THIS AGREEMENT.

      Section 10.19 No Partnership Created. The parties hereto do not intend to create, and nothing herein shall be construed as creating, a partnership or joint venture for federal income tax purposes. Each party hereto agrees (i) that it does not have, or intend to form, a joint profit motive with any other party hereto or any other person with respect to any Unit, Existing Equipment Sublease or Permitted Sublease, (ii) not to hold itself out to the public as a partner with any other party hereto, (iii) not to share any profits (including rent or any other payments to which it is entitled) or losses with respect to its interest in any Unit, Existing Equipment Sublease or Permitted Sublease, and
(iv) that unless (x) otherwise required by the Internal Revenue Service or like governmental authority with jurisdiction over income tax matters (the "Required Position") or (y) such party receives an opinion of its independent tax counsel that there is no "reasonable basis" (within the meaning of Treasury Regulation
Section 1.6662-3(b)(3)) to claim that no partnership exists, and such party delivers notice of the receipt of such opinion or notice of the Required Position to the other parties hereto within ten (10) Business Days of its receipt of such opinion or notice of the Required Position, it will not file any partnership or other joint income tax return with respect to items of income, loss, deduction, or credit attributable to its interest in any Unit, Existing Equipment Sublease or Permitted Sublease.

      Section 10.20 Amendments to Operative Agreements That Are Not Lessee Agreements. The Owner Trustee, the Indenture Trustee and the Participants shall not terminate the Operative Agreements to which the Lessee is not or will not be a party, or amend, supplement, waive or modify in any manner such Operative Agreements to which the Lessee is not or will not be a party, except (i) in accordance with such Operative Agreements in effect on the date hereof (as amended, modified or supplemented from time to time in accordance with the terms hereof and of such Operative Agreements), or (ii) in a manner that is not adverse to the Lessee or to any of its rights or interests under any of the Operative Agreements, unless the prior written consent of the Lessee is obtained. Without limiting the generality of the foregoing, each of the Owner Participant and the Owner Trustee, the Pass Through Trustee and the Indenture Trustee (as applicable) agrees that, in any event, it will not amend Section
2.10 or Article IX of the Indenture or Article IX of the Trust Agreement without the prior written consent of the Lessee.

      Section 10.21 Acknowledgment of Confidentiality Provisions in Subleases. Each party to this Agreement acknowledges notice of any confidentiality provisions contained in the Subleases and Pledged Equipment Leases and agrees to be bound by such confidentiality provisions as they relate to the identity of any sub-sublessees or sublessees under such Subleases and Pledged Equipment Leases, respectively.

SECTION 11. LIMITED GUARANTY.

      Section 11.1 Limited Guaranty. Trinity hereby irrevocably and unconditionally guarantees for the benefit of each of the Owner Participant, the Owner Trustee, Trust Company, the Indenture Trustee, the Pass Through Trustee and the Policy Provider (each, together with their respective permitted successors and assigns, a "Guaranty Party") the full and punctual

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payment of all amounts payable by the Lessee under Sections 7.1 and 7.2 of this
Agreement (all such obligations being hereinafter referred to as the "Guaranteed Obligations"). Upon failure by the Lessee to pay punctually or perform any Guaranteed Obligation, Trinity shall forthwith on demand pay the amount not so paid or perform the obligation not so performed in the manner specified in the Operative Agreements. All payments by Trinity under this guaranty shall be made on the same basis as payments by the Lessee under the Operative Agreements. This guaranty shall constitute a guaranty of punctual payment and not of collection, and Trinity specifically agrees that it shall not be necessary, and that Trinity shall not be entitled to require, before or as a condition of enforcing the liability of Trinity under this Section 11 or requiring payment or performance of the Guaranteed Obligations by Trinity hereunder, or at any time thereafter, that any Person: (a) file suit or proceed to obtain or assert a claim for personal judgment against Lessee or any other Person that may be liable for any Guaranteed Obligation; (b) make any other effort to obtain payment or performance of any Guaranteed Obligation from Lessee or any other Person that may be liable for such Guaranteed Obligation; (c) foreclose against or seek to realize upon any security now or hereafter existing for such Guaranteed Obligation; (d) exercise or assert any other right or remedy to which such Person is or be entitled in connection with any Guaranteed Obligation or any security or other guaranty therefor or (e) assert or file any claim against the assets of Lessee or any other Person liable for any Guaranteed Obligation.

      Section 11.2 Guaranty Unconditional. The obligations of Trinity hereunder shall be continuing and irrevocable, unconditional, absolute, primary and original and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by any circumstance or condition, including, without limitation, the occurrence of any one or more of the following events:

                  (a) any abatement, setoff, defense, reduction, recoupment, counterclaim, extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Lessee under the Operative Agreements, by operation of law or otherwise;

                  (b) any modification or amendment of or supplement to the Operative Agreements;

                  (c) any change in the corporate existence, structure or ownership of the Lessee, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Lessee or its assets or any resulting release or discharge of any obligation of the Lessee contained in the Operative Agreements;

                  (d) any other act or omission to act or delay of any kind by the Lessee, the Owner Participant, the Owner Trustee, Trust Company, the Indenture Trustee, the Pass Through Trustee, the Policy Provider or any Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to Trinity's obligations hereunder;

                  (e) any invalidity, unenforceability, impossibility or illegality of performance of any Operative Agreement or any document related thereto or any of the Guaranteed

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

Obligations under the Operative Agreements or any provision thereof, the absence of any action to enforce the same or waiver or consent with respect to any provision thereof;

                  (f) any change in the time, manner or place of performance or payment of, or in any other term of, all or any of the amounts payable under any Operative Agreement or any other modification, supplement or amendment or waiver of or any consent to any departure from the terms and conditions thereof;

                  (g) any taking, exchange, release or non-perfection of any collateral, any furnishing or acceptance of any additional security or any exchange, surrender, substitution or release of any security or any taking, release, amendment or waiver of, consent to, or departure from any other guaranty for, all or any of the Guaranteed Obligations;

                  (h) the waiver by any Guaranty Party or any other Person of the performance or observance by Lessee of any Guaranteed Obligation or of any default in the performance or observance thereof (except to the extent that the payment or performance of any Guaranteed Obligation is waived in writing by the relevant Guaranty Party) or any extension by any Guaranty Party of the time for payment or performance and discharge by Lessee of any Guaranteed Obligation or any extension or renewal of any Guaranteed Obligation;

                  (i) the recovery of any judgment against any Person or any action to enforce the same;

                  (j) any failure or delay in the enforcement of the obligations of any Person under any Operative Agreement (or any other agreement) or any provision thereof;

                  (k) any setoff, counterclaim, deduction,, defense, abatement, suspension, deferment, diminution, recoupment, limitation or termination available with respect to any Guaranteed Obligation, and, to the extent permitted by Law, irrespective of any other circumstances that might otherwise limit recourse by or against Trinity or any other Person;

                  (1) the obtaining, the amendment or the release of the primary or secondary obligation of any other Person, in addition to Trinity, with respect to any Guaranteed Obligation;

                  (m) any compromise, alteration, amendment, modification, extension, renewal, release or other change, or waiver, consent or other action, or delay or omission or failure to act, in respect of any of the terms, covenants or conditions of any Operative Agreement (except to the extent that the payment or performance of any Guaranteed Obligation is waived in writing by the relevant Guaranty Party), or any other agreement or any related document referred to therein, or any assignment or transfer of any thereof;

                  (n) to the maximum extent permitted by Law, any other circumstance that might otherwise constitute a legal or equitable defense or discharge of a guarantor or surety with respect to any Guaranteed Obligation (other than the defense of payment or performance in full by Lessee or Trinity with respect to any Guaranteed Obligation);

                  (o) any matter of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations or any matter of sale or other disposition of any collateral for all or

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any of the Guaranteed Obligations or any of the assets of Lessee or Trinity or any furnishing or acceptance of additional collateral or the release of any existing security;

                  (p) any regulatory change or other governmental action (whether or not adverse); the partial payment or performance of the Guaranteed Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise) shall be accepted or received; or any default, failure or delay, whether as a result of actual or alleged force majeure, commercial impracticality or otherwise, in the performance of the Guaranteed Obligations, or by any other act or circumstance (including, without limitation, any defect in the title to the 2003-1B SUBI Certificate) which may or might in any manner or to any. extent vary the risk of Trinity, or which would otherwise operate as a discharge of Trinity as a matter of law.

Should any money due or owing under this guaranty not be recoverable from Trinity due to any of the matters specified in Sections 11.2 (a) through (p) above, then, in any such case, such money shall nevertheless be recoverable from Trinity as though Trinity were principal debtor in respect thereof and not merely a guarantor and shall be paid by Trinity forthwith.

      Section 11.3 Discharge Only Upon Payment and Performance in Full; Reinstatement in Certain Circumstances. Trinity's obligations hereunder are absolute and unconditional and shall remain in full force and effect until all the Guaranteed Obligations have been irrevocably paid and performed in full. If at any time any Guaranteed Obligation payable by the Lessee or any payment by Trinity hereunder is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Lessee or Trinity, or upon or as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, the Lessee or Trinity or any substantial part of its property, all as though such payment had not been made and any statute of limitations in favor of Trinity against any Guaranty Party relating to any such amount to be restored or returned shall be tolled, or deemed to have been tolled, to the extent permitted by law, during the period from the date such payment was made to such Guaranty Party until the date such Guaranty Party so restores or returns such amount or otherwise, Trinity's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

            The obligations under this Section 11 are continuing and all liabilities to which they apply or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Guaranty Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power of privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers and remedies which any Guaranty Party would otherwise have. No notice or demand on Trinity in any case shall entitle Trinity to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Guaranty Party to any other or further action in any circumstances without notice or demand.

      Section 11.4 Waiver by Trinity. Trinity irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Lessee or any other Person.

      Section 11.5 Subrogation. The obligations under this Section 11 are the primary obligations of Trinity. Until the Guaranteed Obligations hereunder have been indefeasibly paid and performed in full, Trinity irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Lessee with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by or for the account of the Lessee, in respect thereof.

      Section 11.6 Payments. All payments to be made by Trinity under this
Section 11 to a Guaranty Party shall be paid as provided for in the relevant Operative Agreement or, if applicable, to such Guaranty Party at the address and to the account specified in the notice demanding payment be made by Trinity by wire transfer on the date due at or before 11:00 a.m. (Chicago time) in immediately available funds to the party to which such payment is to be made, if such party has provided Trinity with instructions for such wire transfer.

      Section 11.7 Withholding Taxes. All payments by Trinity hereunder shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes, unless such deduction or withholding is required by Law. If Trinity shall be required by Law to make any such deduction or withholding, then Trinity shall make such deduction or withholding and pay such additional amounts as may be necessary in order that the net amount received by the applicable Guaranty Party, after reduction by such deduction or withholding (including any such Taxes as a result of additional Taxes payable with respect to the receipt or accrual of amounts payable pursuant to this sentence), shall be equal to the full amount that such Guaranty Party would have received, after deduction or withholding of Taxes, had Lessee discharged its obligations (including its tax gross-up obligations).

                  Any amounts deducted or withheld by Trinity for or on account of Taxes shall be paid over to the government or taxing authority imposing such Taxes in accordance with applicable Law, and Trinity shall provide the applicable Guaranty Party as soon as practicable with such tax receipts or other official documentation with respect to the payment of such Taxes as may be available. Each Guaranty Party shall honor all reasonable requests from Trinity to file, or to provide Trinity with, such forms, statements, certificates or other documentation as shall enable such Guaranty Party or Trinity to claim a reduced rate of tax or exemption from tax with respect to any Taxes required to be borne by Trinity pursuant to this Section 11.7; provided that such Guaranty Party is legally entitled to complete, execute and file or provide such documentation and in such Guaranty Party's judgment such completion, execution or filing or provision would not have a material adverse effect on such Guaranty Party.

                                      * * *

      IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be executed and delivered, all as of the date first above written.

                                     Lessee:

                                     TRINITY RAIL LEASING III L.P.

                                     By:  TILX GP III, LLC, its General Partner

                                            By:    /s/  Eric Marchetto
                                                  ------------------------------
                                            Name:  Eric Marchetto
                                            Title: Vice President

                                      TILC:

                                     TRINITY INDUSTRIES LEASING COMPANY

                                     By:    /s/  Eric Marchetto
                                            -----------------------------------
                                     Name:  Eric Marchetto
                                     Title: Vice President

                                     TRLTII:

                                     TRINITY RAIL LEASING TRUST II

                                     By: TRINITY INDUSTRIES LEASING
                                     COMPANY, its Manager

                                            By:    /s/  Eric Marchetto
                                                  ------------------------------
                                            Name:  Eric Marchetto
                                            Title: Vice President

                                     Trinity:

                                     TRINITY INDUSTRIES, INC.

                                     By:    /s/  John L. Adams
                                             ------------------------------
                                     Name:  John L. Adams
                                     Title: Executive Vice President

                                    Trust:

                                    TRLIII 2003-1B RAILCAR
                                    STATUTORY TRUST

                                    By:    U.S. Bank Trust National Association,
                                           not in its individual capacity except
                                           as expressly provided herein but
                                           solely as Owner Trustee

                                    By:    /s/ Earl W. Dennison Jr.
                                           --------------------------------
                                    Name:  Earl W. Dennison Jr.
                                    Title: Vice President

                                    Trust Company:

                                    U.S. BANK TRUST NATIONAL
                                    ASSOCIATION

                                    By:    /s/ Earl W. Dennison Jr.
                                           --------------------------------
                                    Name:  Earl W. Dennison Jr.
                                    Title: Vice President

                                    Owner Participant:

                                    BANKERS COMMERCIAL CORPORATION

                                    By:    /s/ Kenji Ogawa
                                           --------------------------------
                                    Name:  Kenji Ogawa
                                    Title: Vice President

                                    Indenture Trustee:

                                    WILMINGTON TRUST COMPANY, not in its
                                    individual capacity except as expressly
                                    provided herein but solely as Indenture
                                    Trustee

                                    By:    /s/ W. Chris Sponenberg
                                           --------------------------------
                                    Name:  W. Chris Sponenberg
                                    Title: Vice President

                                    Pass Through Trustee:

                                    WILMINGTON TRUST COMPANY, not in its
                                    individual capacity except as expressly
                                    provided herein but solely as Pass Through
                                    Trustee

                                    By:    /s/ W. Chris Sponenberg
                                           --------------------------------
                                    Name:  W. Chris Sponenberg
                                    Title: Vice President

                                    Policy Provider:

                                    AMBAC ASSURANCE
                                    CORPORATION

                                    By:    /s/  David B. Nemschoff
                                           -------------------------------
                                    Name:  David B. Nemschoff
                                    Title: Managing Director